       SEMI-ANNUAL REPORT



       (PHOTO OF COMPASS)

June 30, 2002



       Classes R and S



       ING VARIABLE PRODUCT PORTFOLIOS
       INTERNATIONAL EQUITY PORTFOLIO

       ING VP International Equity Portfolio

       DOMESTIC EQUITY GROWTH PORTFOLIOS

       ING VP Growth Portfolio
       ING VP Small Company Portfolio
       ING VP Technology Portfolio

       DOMESTIC EQUITY VALUE PORTFOLIO

       ING VP Value Opportunity Portfolio

       DOMESTIC EQUITY AND INCOME PORTFOLIOS

       ING VP Balanced Portfolio, Inc.
       ING VP Growth and Income Portfolio

       FIXED INCOME PORTFOLIOS

       ING VP Bond Portfolio
       ING VP Money Market Portfolio




                                                                (ING FUNDS LOGO)
                                                 (formerly the Aetna Funds)

                               TABLE OF CONTENTS
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President's Letter......................................    1
Portfolio Managers' Reports:
  International Equity Portfolio........................    2
  Domestic Equity Growth Portfolios.....................    4
  Domestic Equity Value Portfolio.......................   10
  Domestic Equity and Income Portfolios.................   12
  Fixed Income Portfolios...............................   16
Index Descriptions......................................   19
Statements of Assets and Liabilities....................   20
Statements of Operations................................   22
Statements of Changes in Net Assets.....................   24
Financial Highlights....................................   29
Notes to Financial Statements...........................   38
Portfolios of Investments...............................   47
Shareholder Meeting Information.........................   72
Director/Trustee and Officer Information................   73

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                               PRESIDENT'S LETTER
--------------------------------------------------------------------------------


Dear Shareholder:

We are pleased to present the June 30, 2002 Semi-Annual Report for the ING Variable Product Portfolios (formerly, Aetna Variable Portfolios).

There have been some very important changes that have occurred over the past several months regarding the Aetna Variable Portfolios. I would like to take this opportunity to share them with you.

As you may recall, in September 2000, ING Group acquired ReliaStar Financial Corp., the parent company of the adviser to the Pilgrim Funds. In December 2000, ING Group acquired the financial services of Aetna Inc., including Aeltus Investment Management, Inc., adviser to the Aetna Variable Portfolios.

ING Group has embarked upon a plan to integrate some of the operations of its various affiliated mutual fund groups. Effective March 1, 2002, ING Group merged the operations of the Aetna Variable Portfolios into the Pilgrim Funds and renamed the entire fund complex, ING Funds. Concurrent with the merger of operations, ING Investments, LLC became the adviser to all of the portfolios within the Aetna Variable Portfolios and Aeltus Investment Management became the sub-adviser to all of the portfolios with the exception of the ING VP Technology Portfolio (formerly, Aetna Technology VP) which will continue to be sub-advised by AIC Asset Management, LLC (formerly, Elijah Asset Management, LLC).

In addition to the changes noted above, individual product name changes have also occurred within the ING Funds family. These changes are part of ING Group's evolving corporate strategy to create one master brand. The ING Funds family now offers more than 100 open-and closed-end funds and variable products with a wide range of investment objectives and styles.

At ING Funds, we are dedicated to providing core investments for the serious investors. Our goal is to understand and anticipate your needs and objectives, and manage our products accordingly. We greatly appreciate your continued investment in the ING Funds.

Sincerely,

(-s- James M. Hennessy)
James M. Hennessy
President
ING Funds Services, LLC
July 15, 2002

ING VP INTERNATIONAL EQUITY PORTFOLIO

                                                                       PORTFOLIO
                                                                MANAGER'S REPORT
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PORTFOLIO MANAGEMENT: Vince Fioramonti, Portfolio Manager, Aeltus Investment Management, Inc.

GOAL: The ING VP International Equity Portfolio (formerly Aetna International
VP) (the "Portfolio") seeks long-term growth of capital through investment in equity equivalents of companies outside the United States.

MARKET OVERVIEW: The MSCI EAFE Index declined a modest 1.38% in U.S. dollar terms over the six-month period ended June 30, 2002, significantly outperforming U.S. indices. Continental European equity markets declined on par with the U.S., while Japan registered positive results. The decline of the U.S. dollar, especially in the latter half of the period, offset the European equity market declines. The benchmark index declined in the first two months of the period recovering in late February and early March. The index stayed in a trading range from March through May, declining again in June, with late period local equity market losses offset by commensurate declines in the value of the U.S. dollar. Declines early in the period were caused primarily by accounting contagion, which led to a rapid re-evaluation of firms with high debt levels or complex business models. Later in the period, heightened tension in the Middle East and the Indian sub-continent, earnings disappointments and corporate reporting issues all contributed to market declines. Throughout the period, global economic recovery appears to continue with consumers in the U.S. and U.K. taking advantage of multi-decade low interest rates, while the industrial sector improved in the U.S., Europe and non-Japan Asia. The Japanese equity market gained from both foreign portfolio managers reducing long-standing underweight positions and from improving export growth, which in turn supported industrial production. The Bank of Japan continued to add large amounts of liquidity to the financial system to compensate for the banking sector's ongoing non-performing loan problem. In the benchmark index sectors, energy and basic materials modestly outperformed, while technology and telecommunications underperformed due to valuation questions and excess capacity issues, respectively.

PERFORMANCE: For the six-month period ended June 30, 2002, the Portfolio's Class R shares, excluding any charges, returned -10.89% compared to the MSCI EAFE Index which returned -1.38% for the same period.

PORTFOLIO SPECIFICS: The Portfolio's performance was negatively affected by stock selection in the consumer discretionary, healthcare and telecommunications sectors, and a slight overweight position in the telecom sector. The underperformance was concentrated in three stocks, which declined rapidly in value in the beginning of the period.

Telewest Communications PLC, (U.K. -- cable TV), was a strong performer in the fourth quarter of 2001. While Telewest was ranked highly compared to other European cable companies, its stock price was negatively affected due to the level of debt associated with cable providers. Both Fast Retailing Co. Ltd. (Japan -- retail apparel) and Shire Pharmaceuticals Group PLC,
(U.K. -- healthcare) lost value quickly, early in the period, on downward profit revisions and profit warnings respectively. Lastly, an overweight position in Vivendi Universal SA (France -- multimedia and environmental) detracted from performance, especially in the second half of June. Senior management came under pressure, accused of mismanaging the conglomerate's short-term liquidity/ debt reduction process. The Portfolio outperformed in commercial services and manufacturing in the first half of the period and in basic materials in the second half, but not by enough to offset losses generated elsewhere in the portfolio. The outperformance was spread evenly throughout those sectors.

MARKET OUTLOOK: The Portfolio continues to increase the number of its holdings to dampen volatility from sector wide over-reaction to accounting and reporting questions and earnings disappointments. At period end, the Portfolio held 102 stocks up from 83 at the beginning of 2002. Geographically, the Portfolio moved to an overweight position in continental Europe due to better valuation and improving sentiment and production indicators. The overweight position was funded with an underweight position in the U.K., where investments in bank and non-bank finance companies were scaled back now that interest rates have stopped declining. Exposure to Japan is near benchmark weight with investments primarily in export firms not reliant on the domestic economy. Sector overweight positions in healthcare, telecommunications and technology are being gradually reduced, while the more defensive bank and utility sectors remain underweight.

                                           ING VP INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO
MANAGER'S REPORT
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                            AVERAGE ANNUAL TOTAL RETURNS
                        FOR THE PERIODS ENDED JUNE 30, 2002
                     ------------------------------------------
                              SINCE INCEPTION   SINCE INCEPTION
                                OF CLASS R        OF CLASS S
                     1 YEAR      12/22/97          11/01/01
                     ------      --------          --------
Class R              -19.82%       0.30%                --
Class S                  --          --              -5.64%
MSCI EAFE Index       -9.22%       0.53%(1)           2.87%

Based upon a $10,000 initial investment, the table above illustrates the total return of ING VP International Equity Portfolio against the MSCI EAFE Index. The Index has an inherent performance advantage over the Portfolio since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Performance table does not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Portfolio.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the index is shown from 01/01/98.

PRINCIPAL RISK FACTOR(S): Price volatility and other risks that accompany an investment in foreign equities. Sensitive to currency exchange rates, international political and economic conditions and other risks that affect foreign securities.

                See accompanying index descriptions on page 19.

ING VP GROWTH PORTFOLIO

                                                                       PORTFOLIO
                                                                MANAGER'S REPORT
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PORTFOLIO MANAGEMENT: Kenneth H. Bragdon, Portfolio Manager, Aeltus Investment Management, Inc.

GOAL: The ING VP Growth Portfolio (formerly Aetna Growth VP) (the "Portfolio") seeks growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential.

MARKET OVERVIEW: The Russell 1000 Growth Index declined throughout the first half of the year due in part to continued fears associated with terrorism, accounting fraud, and doubts regarding the earnings growth trajectory for the remainder of the year. Early cyclical and defensive sectors performed best throughout first half due in part to the belief that interest rates would remain at low levels due to the absence of an imminent inflationary economic upturn. Late-cycle stocks such as producer durables and technology, continued to under-perform due to general malaise in capital good purchases that translated into sharp earnings estimate cuts.

Generalized investor fears regarding overall earnings quality (due to the high profile accounting frauds of Enron and Worldcom) have significantly increased the risk premium of the equity market. These events may cause investors to further scrutinize company's earnings and balance sheet statements, potentially leading to more volatility as well as risk aversion for the foreseeable future.

PERFORMANCE: For the six-month period ended June 30, 2002, the Portfolio's Class R shares, excluding any charges, provided a total return of -17.01% compared to the Russell 1000 Growth Index, which returned -20.78% for the same period.

PORTFOLIO SPECIFICS: Our philosophy of focusing on stocks with positive business momentum caused strong stock selection throughout the period, and was the leading cause of relative outperformance. Stock selection within the Technology sector added the most to relative returns. Intuit, a leading software provider, was the largest single contributor to returns over the period. The company raised earnings guidance three times this year due to strong demand for their tax software as well as upgrades to their new version of Quickbooks, an accounting software package for small businesses. In addition to Intuit, our overweight exposure to the video game industry also added to returns due to increased demand fueled by price cuts on video game consoles. Our avoidance of technology companies, most leveraged to a general information technology spending rebound, added to returns as a consequence of large earnings disappointments within the sector.

Healthcare stock selection aided relative returns due to strong performance in our managed care and medical device holdings as well as our general underweight of the pharmaceutical sector.

Detracting from the first half performance was our underweight position in the outperforming Consumer Staples Sector. Staples benefited from market rotation due to several positive earnings surprises within the sector, as well as the recent movement in the dollar.

Multi-industry stocks also detracted from returns due to deteriorating fundamentals and negative earnings surprises. Our performance was negatively impacted by our position in Tyco International. While Tyco was among our best-performing stocks in the fourth quarter of 2001, the shares underperformed sharply in 2002. We sold our position in early January at an average price of approximately $51 per share as we began to see indications that Tyco's business fundamentals were deteriorating. The shares subsequently fell sharply, trading as low as $8 per share during the first half. While we avoided most of the decline, the shares were a drag on performance during the time we held them in the portfolio.

MARKET OUTLOOK: We continue to believe that the U.S. and global economy may remain strong throughout the rest of the year and have maintained a cyclical stance. Recent economic data points, such as the rise in the ISM (Institute for Supply Management) survey, strong consumer spending, and the stabilizing unemployment rate suggest that economic growth should remain positive. Lower energy prices, inflation, and interest rates all bode well for the improving economy as well as corporate earnings. We believe that current concerns about earnings (re: Worldcom, Xerox) will dissipate as earnings growth rates accelerate. If inflation and interest rates continue to remain at low levels, improvements in economic news should translate into earnings and a brighter outlook for growth stocks.

We continue our longstanding portfolio management philosophy of focusing on companies that have strong combinations of business momentum, market focus, and valuation.

                                                         ING VP GROWTH PORTFOLIO

PORTFOLIO
MANAGER'S REPORT
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                                       AVERAGE ANNUAL TOTAL RETURNS
                                    FOR THE PERIODS ENDED JUNE 30, 2002
                            ---------------------------------------------------
                                              SINCE INCEPTION   SINCE INCEPTION
                                                OF CLASS R        OF CLASS S
                            1 YEAR   5 YEAR      12/13/96          11/01/01
                            ------   ------      --------          --------
Class R                     -27.14%   2.56%        5.38%                --
Class S                         --      --           --             -12.98%
Russell 1000 Growth Index   -26.49%  -0.28%        2.62%(1)         -24.60%

Based upon a $10,000 initial investment, the table above illustrates the total return of ING VP Growth Portfolio against the Russell 1000 Growth Index. The Index has an inherent performance advantage over the Portfolio since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Performance table does not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Portfolio.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the index is shown from 12/01/96.

PRINCIPAL RISK FACTOR(S): Price volatility and other risks that accompany an investment in growth-oriented equity securities.

                See accompanying index descriptions on page 19.

ING VP SMALL COMPANY PORTFOLIO

                                                                       PORTFOLIO
                                                                MANAGER'S REPORT
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PORTFOLIO MANAGEMENT: Carolie Burroughs, Portfolio Manager, Aeltus Investment Management, Inc.

GOAL: The ING VP Small Company Portfolio (formerly Aetna Small Company VP) (the "Portfolio") seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations corresponding to the Russell 2000 Index.

MARKET OVERVIEW: The U.S. equities market has been on a downtrend since the start of 2002 -- a reversal from the post 9/11 rally experienced during the fourth quarter of 2001. As evidenced by the major indices, large capitalization and growth-oriented stocks have had the most difficulty with many of these indices finishing the first half of 2002 below their post 9/11 lows. For the six months ending June 30, 2002, the S&P 500 Index was down 13.16%, the Russell 1000 Index was down 12.80%, the NASDAQ Composite Index was down 24.84%, and the NASDAQ-100 Index tracking stock (QQQ) was down 32.92%.

Smaller capitalization stocks have outperformed in this volatile market. For the six months ending June 30, 2002, the Russell 2000 Index returned -4.69%. The financial services sector provided the largest contribution to the Index's return. The Consumer Discretionary and Materials and Processing sectors were distant runners up. During this period, the Russell 2000 Value Index beat the Russell 2000 Growth Index by almost 2,500 basis points (bps).

The Growth-led rally following the September 11th terrorist attacks ended upon the arrival of 2002. Investors' uncertainty in the market increased as concerns surrounding accounting transparencies and corporate fraud were brought to the forefront by the Enron debacle. The Russell 2000 Index retracted 600 bps during the first two months of 2002 with Value reasserting its dominance over Growth.

While the equities market retrenched, economic data continued to point toward recovery. The market experienced a three-week rally at the end of February as many consumer-related economic data for January came in better than expected. The main catalyst was the upwardly revised fourth quarter of 2001 Gross Domestic Product (GDP) number, which sent the market soaring. From the last week in February to mid-March, the Russell 2000 Index rose over 900 bps before taking a hiatus. For small-cap stocks, this was a growth-dominated rally driven primarily by technology. The Russell 2000 Index ended the first quarter up 400 bps.

As the first quarter of 2002 earnings season approached, negative announcements and less earnings visibility plagued many technology and biotech companies. Small-cap investors again embraced Value. May witnessed a further flight to quality as investors became more skittish about the economic recovery and leery of the quality of earnings. Volatility in the equities market began to increase and continued to do so throughout the month of June. Portfolios flowed out of the equity market forcing all the major indices down. Led by technology and biotech, the Russell 2000 Index was down over 800 bps for the second quarter.

PERFORMANCE: For the six-month period ended June 30, 2002, the Portfolio's Class R shares, excluding any charges, returned -6.95%, underperforming the benchmark, the Russell 2000 Index, which returned -4.70% over the same period.

PORTFOLIO SPECIFICS: Stock selection in the Healthcare and Technology sectors helped the Portfolio's performance. Stock selection in the Energy and Financial Services sectors was the largest negative contributor to performance. Significant underweight positions in the Consumer Discretionary and Financial Services sectors, prior to March 2002, hurt performance. A slight overweight in the Technology sector also hurt performance.

The largest individual positive contributors to performance during the period were Oratec, New Century Financial, and AMC Entertainment. The largest negative contributors were Mutual Risk Management, Digital River, and Earthlink.

MARKET OUTLOOK: We are optimistic that the Russell 2000 Index and small-cap stocks may continue to outperform in 2002. Earnings visibility seems more certain and long-term growth rates appear to be rising and may be more realistic for small-cap stocks. Economic recovery and low levels of volatility also bode well for small-cap stocks. Economic data continue to validate our belief that the economy may be slowly recovering. Once investors become more sanguine about the recovery and the quality of corporate financial reporting, we can potentially expect volatility in the equities market to decline. Therefore, we expect small-caps to continue to lead as the economy gradually expands.

During the second quarter of 2002, we significantly decreased the cash position. The current position is 3-5%, on average. We moved to an overweight position in the consumer discretionary sector, and a slight underweight position in the financial services sector. Given that volatility in the equities market appears to be increasing, we may continue to maintain tighter collars around our sector weights.

Since the start of the recovery, we have seen that optimism toward a sustainable economic recovery has been vacillating causing risk aversion to equities to go up and down. This fluctuation in risk aversion results in the growth/value tug-of-war we see in the Russell 2000 Index. Since it is not clear to us how long this tug-of-war will last, we have eliminated the value tilt developed in the Portfolio during 2001, and may maintain a style neutral position going forward to avoid being harmed by sudden upward or downward market moves.

                                                  ING VP SMALL COMPANY PORTFOLIO

PORTFOLIO
MANAGER'S REPORT
--------------------------------------------------------------------------------


                                AVERAGE ANNUAL TOTAL RETURNS
                             FOR THE PERIODS ENDED JUNE 30, 2002
                     ---------------------------------------------------
                                       SINCE INCEPTION   SINCE INCEPTION
                                         OF CLASS R        OF CLASS S
                     1 YEAR   5 YEAR      12/27/96          11/01/01
                     ------   ------      --------          --------
Class R              -8.27%    9.56%        11.82%              --
Class S                 --       --            --             2.92%
Russell 2000 Index   -8.60%    4.44%         5.88%(1)         9.01%

Based upon a $10,000 initial investment, the table above illustrates the total return of ING VP Small Company Portfolio against the Russell 2000 Index. The Index has an inherent performance advantage over the Portfolio since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Performance table does not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Portfolio.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the index is shown from 01/01/97.

PRINCIPAL RISK FACTOR(S): Price volatility and other risks that accompany an investment in growth-oriented and small-sized companies. Particularly sensitive to price swings during periods of economic uncertainty.

                See accompanying index descriptions on page 19.

ING VP TECHNOLOGY PORTFOLIO

                                                                       PORTFOLIO
                                                                MANAGERS' REPORT
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PORTFOLIO MANAGEMENT TEAM: Ronald E. Elijah and Roderick R. Berry, AIC Asset Management, LLC.

GOAL: The ING VP Technology Portfolio (formerly Aetna Technology VP) (the "Portfolio") seeks long-term capital appreciation by investing at least 80% of its assets in common stocks and securities convertible into common stock of companies in the information technology industry sector.

MARKET OVERVIEW: During the first half of 2002, the technology market continued to struggle through a post-bubble bottoming process. While the NASDAQ Composite Index (NASDAQ), recorded a loss of 25.0% during this period, the larger capitalization stocks, as represented by the NASDAQ 100 Index, slid 33.3%. We continue to see a high level of volatility that has plagued the market since early 2001. Although recent economic data suggests that a full economic recovery may be underway, investors appear reluctant to accept the prospect of corporate profit improvement that should eventually follow.

After the autumn rally that followed the tragic events of September 11th, investors began to question the market's prospects and by mid-April equity prices began to fall. A number of worries gripped the market in mid-April. Concerns over the possibility of rising interest rates, further terrorist attacks, a further decline in corporate profits, as well as a weaker dollar conspired to erode investor confidence. Further clouding the picture is the political unrest in the Middle East as well as the front-page news regarding the proliferation of bad corporate accounting practices. With all of these uncertainties, it is not surprising that the NASDAQ now rests just slightly over the September 2001 low. However, an improving profit recovery cycle appears to be in place and this cycle may continue to gain momentum in the second half of 2002. As investors come to understand this, we expect equity markets to improve by year-end.

PERFORMANCE: For the six-month period ended June 30, 2002, the Portfolio's Class R shares, excluding any charges, returned -27.59% compared to the Goldman Sachs Technology Industry Composite Index, which returned -33.00% for the same period.

PORTFOLIO SPECIFICS: Based on the growing evidence of an economic recovery that we began to see at the end of last summer, the Portfolio was positioned with an over-weighting in the semiconductor sector -- the most cyclical sector of technology. At the end of June, the Portfolio was carrying a 30.0% weighting in the semiconductor sector. As has been historically true, the highly cyclical semiconductor sector significantly outperformed the NASDAQ during the early stages of the recovery. However, as the power of the economic recovery began to be called into question after the March quarter, semiconductor stocks traded down to market performers. With evidence of an economic recovery continuing to build, we believe semiconductor stocks may again outperform the broader-based market during the second half of 2002.

To moderate the volatility of the Portfolio, we reduced our weighting in the higher beta software sector while increasing the portfolio weighting in less volatile information technology services sector. During the entire period, the portfolio remained significantly under-weighted in the communication sector due to the continued lack of visibility.

MARKET OUTLOOK: Although recent economic data confirms that a full economic recovery appears to be underway, investors are maintaining a cautious investment approach until more evidence of a recovery emerges. Investors are behaving as if there is no recovery in progress, or perhaps that this recovery may not be accompanied by an expansion of corporate profits. Doubts of a recovery gained momentum in the June quarter, even though the signs of a normal economic recovery continued to build almost daily. We believe that investors' reluctance to trust the recovery is only natural, given the inflated expectations of both the economy and the equity markets of just two years ago.

Considering recent economic data, we believe a full U.S. economic upturn may be now underway and it should gain momentum in the months ahead. The U.S. unemployment rate remained in a holding pattern at 5.9% in June as non-farm payrolls expanded by 36,000. For the week ended June 29, unemployment claims dropped to 382,000, the lowest level in 15 months. Also, inventories continue to decline, indicating that the inventory-rebuilding phase of the economic recovery may still be in front of us. The manufacturing and trade inventory-to-sales ratio fell to 1.35 in April, the lowest level on record.

Of all the positive economic news, the manufacturing sector is revealing the most convincing data that a solid recovery may be in full force. After suffering its worst recession over the past 50 years, the Institute for Supply Management's (ISM) manufacturing index reported that business activity rose to
55.7 in May from 53.9 in April. A reading above 50 usually indicates an expanding economy. A reading of 55, if maintained, has historically been consistent with an overall GDP (Gross Domestic Product) growth of at least 4%. What is particularly encouraging about the ISM data was the breadth of the strength. The ISM's new orders index was the second highest on record and growing at a rate last seen in 1999, when the economy was strong. In addition, companies in the survey indicated that they believed markets were tightening. Delivery times in May were the longest since early 2000 and prices were firming, both positive signs for U.S. corporate revenue growth and profit improvement in the next few months.

In July 1999, the U.S. Federal Reserve began efforts to slow down the U.S. economy by raising interest rates. This strategy was designed to relieve both building inflationary pressures and an extremely overvalued stock market. As the economy began to slow in 2000, it caused the equity market to start to decline in March 2000. From an excessively overvalued peak in March 2000, the equity market has taken just over two years to decline to the low end of its last 20-year valuation levels. Reaching an under-valuation level is normal for the equity market during

                                                     ING VP TECHNOLOGY PORTFOLIO

PORTFOLIO
MANAGERS' REPORT
--------------------------------------------------------------------------------


periods of U.S. economic slowdown. Falling to under valuation is a necessary process for the equity market before it can bottom and begin its next recovery or "bull market."

Using the U.S. Federal Reserve's valuation model, the U.S. equity market now appears to be undervalued by 15 to 20%. With the 10-year yield at 4.75-4.80%, the fair market value for the S&P 500 Index P/E (price/earnings) multiple based on forward 12 month earnings is somewhere between 21 to 22 times earnings, which is higher than the market's current 17.6 P/E multiple. These figures are based upon an S&P 500 Index valuation of 989.82 (as of June 28, 2002 closing) and consensus forward S&P 500 Index earnings of $56 per share. Today's valuation is similar to the levels reached after the economic shock waves rippled through the equity markets following September 11th. The major difference between now and September 2001 is that the economy was trying to stabilize from a recession back then and it was uncertain what the full financial impact would be after the September 11th terrorist attacks. Today, the U.S. economy has stabilized and we believe it is now in the early stages of an economic recovery that should lead to equity market appreciation in the second half of 2002.

The dramatic decline in equity markets over the past two years is understandable. The markets were excessively overvalued; the U.S. economy slowed and eventually went into a 2001 recession. Although the recession was mild from a GDP measure, U.S. corporate profits suffered one of the steepest declines in the last 30 years. This decline in corporate profits in-turn led to one of the sharpest declines on record in U.S. capital expenditures. The terrorist attacks hit the U.S. economy with such force that it caused businesses to put all spending on hold from the end of 2001 through the first quarter of 2002. Recent economic data leads us to believe that things are now changing for the positive. The ISM Index is up, employment activity is beginning to pick up and the consumer continues to be an active supporter of the U.S. economy, all leading indicators.

Corporate profits are beginning to improve as well and have just turned up on a quarterly basis for the S&P 500 Index in the March quarter. Corporate net cash flows have also turned up significantly in the last six months. Further, capacity utilization has bottomed and begun to turn up. Historically, capital expenditure programs pick up two quarters after an upturn in corporate profits and a turn in capacity utilization. More importantly, this economic activity is taking place during an undervalued U.S. equity market.

We look towards the second half of 2002 for a continued U.S. economic upturn and for a significant pick up in U.S. capital expenditures, which we believe should lead to a dramatic upturn in technology stocks. We believe investors are underestimating the strength of the coming growth in capital expenditures. The second half capital expenditure boost may feel the normal seasonal forces that exert themselves in the second half of the year as well as the cyclical forces from the economic recovery that is now underway, something that investors do not yet recognize.

                                                                AVERAGE ANNUAL TOTAL RETURNS
                                                            FOR THE PERIODS ENDED JUNE 30, 2002
                                                       ----------------------------------------------
                                                                   SINCE INCEPTION    SINCE INCEPTION
                                                                     OF CLASS R         OF CLASS S
                                                       1 YEAR         05/01/00           11/01/01
                                                       ------         --------           --------
Class R                                                -34.92%         -40.17%                --
Class S                                                    --              --             -19.91%
Goldman Sachs Technology Industry Composite Index      -42.46%         -44.29%            -22.96%

Based upon a $10,000 initial investment, the table above illustrates the total return of ING VP Technology Portfolio against the Goldman Sachs Technology Industry Composite Index. The Index has an inherent performance advantage over the Portfolio since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Performance table does not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Portfolio.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

PRINCIPAL RISK FACTOR(S): Price volatility and other risks that accompany an investment in equity securities and maintaining a non-diversified portfolio.

                See accompanying index descriptions on page 19.

ING VP VALUE OPPORTUNITY PORTFOLIO

                                                                       PORTFOLIO
                                                                MANAGER'S REPORT
--------------------------------------------------------------------------------


PORTFOLIO MANAGEMENT: John F. McKenna, CFA, Portfolio Manager, Aeltus Investment Management, Inc.

GOAL: The ING VP Value Opportunity Portfolio (formerly Aetna Value Opportunity
VP) (the "Portfolio") seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stock.

MARKET OVERVIEW: Performance for the U.S. stock market was negative for the six-month period ended June 30, 2002. Small- and mid-cap stocks suffered the least, with the Russell 2000 Small Cap Index and the S&P MidCap 400 Index down 4.70% and 3.21%, respectively. Large-cap stocks were down further, with the S&P 500 Index losing 13.16% and the Dow Jones Industrial Average dropping 6.91%. The S&P 500 Index sectors showing positive returns for the period were materials, consumer staples and energy, while sectors such as telecom services and technology saw notable negative returns. Bonds, as measured by the Lehman Brothers Aggregate Bond Index, rose 3.79%. Overseas markets were mostly lower with the MSCI Europe, Australia and Far East (EAFE) Index down 1.38%.

Driving this performance were a variety of factors, notably: uncertainty as to the state of the economy and later in the period, the strength of the economic recovery; unease surrounding corporate accounting, unearthed first by the Enron/Arthur Andersen incident and extended by further disclosures by firms in many industries; lack of confidence in the recovery of corporate profits; concerns over equity valuations; and, anxiety over Middle East violence and increased tensions between India and Pakistan.

PERFORMANCE: For the six-month period ended June 30, 2002, the Portfolio's Class R shares, excluding any charges, declined 10.34%, outperforming the benchmark, the S&P 500 Index which declined 13.16% during the same period. Value stocks outpaced growth stocks during the period due primarily to weakness in the Technology and Telecommunications sectors, which are usually more heavily weighted in growth portfolios. Meanwhile, traditional value sectors including Basic Materials and Consumer Staples performed well relative to the broader market.

PORTFOLIO SPECIFICS: Strong stock selection in the Healthcare and Technology sectors helped the Portfolio's relative performance. Specifically, our holdings in Anthem Inc. and Varian Medical Systems rose 36% and 14%, respectively, during the period reflecting strong business fundamentals and investors' appetite for stable earnings growth. In the Technology sector, we captured a 16% rise in shares of Intuit Inc, while avoiding a number of sharp declines including Sun Microsystems and Nortel Networks, which declined 59% and 81%, respectively.

On the negative side, our underweight position in the Consumer Staples and Basic Materials sectors hurt the Portfolio's relative performance as these were the top performing sectors during the period. We missed significant moves in shares of Coca Cola and Procter & Gamble, which rose 20% and 15%, respectively. Similarly, we missed upward moves in large, basic materials producers such as Dow Chemical, DuPont, and International Paper.

MARKET OUTLOOK: We continue to see many signs that the U.S. economy appears to be strengthening. In particular, the Manufacturing sector has seen a positive rebound in new orders, weekly jobless claims have begun to stabilize, and new home sales continue to rise. Furthermore, corporate profit growth has turned positive, albeit at a modest pace. However, a crisis of confidence continues to hold down stocks. The market has fixated on corporate governance and accounting issues in the wake of the Enron and WorldCom scandals. Geopolitical tensions also continue to weigh on the market. While these are legitimate concerns, we believe that current valuations adequately discount many of these issues. Continued economic expansion, combined with a restoration of investor confidence, should set a very positive backdrop for the equity markets in the coming months. As always, we continue to invest in companies with positive fundamentals, strong market positions, and attractive valuations.

                                              ING VP VALUE OPPORTUNITY PORTFOLIO

PORTFOLIO
MANAGER'S REPORT
--------------------------------------------------------------------------------


                           AVERAGE ANNUAL TOTAL RETURNS
                        FOR THE PERIODS ENDED JUNE 30, 2002
                ---------------------------------------------------
                                  SINCE INCEPTION   SINCE INCEPTION
                                    OF CLASS R        OF CLASS S
                1 YEAR   5 YEAR      12/13/96          07/16/01
                ------   ------      --------          --------
Class R         -18.96%   8.66%        11.89%               --
Class S             --      --            --            -18.33%
S&P 500 Index   -17.99%   3.66%         6.41%(1)        -17.17%(2)

Based upon a $10,000 initial investment, the table above illustrates the total return of ING VP Value Opportunity Portfolio against the S&P 500 Index. The Index has an inherent performance advantage over the Portfolio since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Performance table does not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Portfolio.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the index is shown from 12/01/96.

(2) Since inception performance for the index is shown from 08/01/01.

PRINCIPAL RISK FACTOR(S): Price volatility and other risks that accompany an investment in equity securities.

                See accompanying index descriptions on page 19.

ING VP BALANCED PORTFOLIO

                                                                       PORTFOLIO
                                                                MANAGERS' REPORT
--------------------------------------------------------------------------------


PORTFOLIO MANAGEMENT TEAM: Neil Kochen, Executive Vice President and Chief Investment Officer; Steven Huber, Senior Vice President and Director of Fixed Income, Aeltus Investment Management, Inc.

GOAL: The ING VP Balanced Portfolio (the "Portfolio", formerly Aetna Balanced
VP) seeks to maximize investment return consistent with reasonable safety of principal, by investing in a diversified portfolio of one or more of the following asset classes: stocks, bonds and cash equivalents.

MARKET OVERVIEW: Performance for the U.S. stock market was negative for the six-month period ended June 30, 2002. Small- and mid-cap stocks suffered the least, with the Russell 2000 Small Cap Index and the S&P MidCap 400 Index down 4.70% and 3.21%, respectively. Large-cap stocks were down further, with the S&P 500 Index losing 13.16% and the Dow Jones Industrial Average dropping 6.91%. The S&P 500 Index sectors showing positive returns for the period were materials, consumer staples and energy, while sectors such as telecom services and technology saw notable negative returns. Bonds, as measured by the Lehman Brothers Aggregate Bond Index, rose 3.79%.

Driving this performance were a variety of factors, notably: uncertainty as to the state of the economy and later in the period, the strength of the economic recovery; unease surrounding corporate accounting, unearthed first by the Enron/Arthur Andersen incident and extended by further disclosures by firms in many industries; lack of confidence in the recovery of corporate profits; concerns over equity valuations; and, anxiety over Middle East violence and increased tensions between India and Pakistan.

PERFORMANCE: For the six-month period ended June 30, 2002, the Portfolio's Class R shares, excluding any charges, returned -5.46% compared to the Composite Index (60% S&P 500 Index/40% Lehman Brothers Aggregate Bond Index), which returned -7.77% over the same time period.

PORTFOLIO SPECIFICS: The main driver of performance for the period was strong equity security selection, particularly in the large-cap Telecommunication Services and Technology sectors and in the small-cap Consumer Discretionary and Financial sectors. Additionally, positive sector allocation in the small-cap telecom services and materials sectors added to performance. Offsetting these positive factors were a modest overweight of large-cap technology stocks and adverse security selection in small-cap telecom services. Overall, our exposure to small-cap stocks benefited the Portfolio, as this asset class outperformed large-cap stocks during the period.

The Portfolio's underlying bond component underperformed the Lehman Brothers Aggregate Bond Index due to adverse corporate issue selection as several industrial issues, primarily in the telecom sector, performed poorly. These credits were negatively impacted by accounting concerns and the downgrade to below investment grade of WorldCom, a telecom company held in the portfolio through the early portion of the second quarter and subsequently sold. The Portfolio's overweighting of mortgage-backed securities benefited performance as mortgage backed securities outperformed the U.S. Treasuries during the period.

MARKET OUTLOOK: In devising our market outlook, we focus on the relative strength of the economic recovery and the rebound of corporate profits. The economy appears to be on more solid footing than it was in late 2001, with improvements in Gross Domestic Product (GDP), consumer confidence, and in the Industrial sector. On top of those positives, we continue to benefit from low inflation, stimulative fiscal policy and a Fed funds rate that remains at a 40 year low with only modest potential increases on the horizon. Other elements of the economy are more troubling, with unemployment on the rise, oil and other commodities volatile, and retail sales which, while still improving, seem to be exhibiting a diminished rate of growth.

On top of continued economic uncertainty are the issues of geopolitical uncertainty, questionable corporate governance and what some consider to be high equity valuations. All this has lead to an apparent investor paralysis, a condition in which a lack of vision (or conviction) causes investors to sit on the sidelines until the future can be seen a little more clearly.

This seemingly directionless market phase may continue until the fog lifts and some of these non-economic issues get resolved. But the economy seems to be in a growth mode, and although it may be slow growth, when all is said and done, extended slow growth may be quite desirable for financial markets. We continue to see opportunities in selected sectors, just as we have for the past six months. We may continue to try to exploit those opportunities using the disciplined method of security selection that we believe has served us well in the past.

                                                       ING VP BALANCED PORTFOLIO

PORTFOLIO
MANAGERS' REPORT
--------------------------------------------------------------------------------


                                                 AVERAGE ANNUAL TOTAL RETURNS
                                              FOR THE PERIODS ENDED JUNE 30, 2002
                                             -------------------------------------
                                               1 YEAR       5 YEAR       10 YEAR
                                               ------       ------       -------
Class R                                         -6.58%       5.87%         9.33%
S&P 500 Index                                  -17.99%       3.66%        11.43%
Lehman Brothers Aggregate Bond Index             8.63%       7.57%         7.35%
Composite Index (60% S&P 500 Index/
  40% Lehman Brothers Aggregate Bond Index)     -7.77%       5.65%        10.05%

Based upon a $10,000 initial investment, the table above illustrates the total return of ING VP Balanced Portfolio against the S&P 500 Index, Lehman Brothers Aggregate Bond Index and Composite Index (60% S&P 500 Index, 40% Lehman Brothers Aggregate Bond Index). The Indices have an inherent performance advantage over the Portfolio since they have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Performance table does not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

PRINCIPAL RISK FACTOR(S): Price volatility and other risks that accompany an investment in equity securities. Credit, interest rate and other risks that accompany an investment in debt securities.

                See accompanying index descriptions on page 19.

ING VP GROWTH AND INCOME PORTFOLIO

                                                                       PORTFOLIO
                                                                MANAGER'S REPORT
--------------------------------------------------------------------------------


PORTFOLIO MANAGEMENT: Donald Townswick, CFA Portfolio Manager, Aeltus Investment Management, Inc.

GOAL: ING VP Growth and Income Portfolio (formerly Aetna Growth & Income VP) (the "Portfolio") seeks to maximize total return through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stock believed to offer above-average growth potential.

MARKET OVERVIEW: The Russell 1000 Growth Index declined throughout the first half due in part to continued fears associated with terrorism, accounting fraud, and doubts regarding the earnings growth trajectory for the remainder of the year. Early cyclical and defensive sectors performed best throughout the first half of the year due in part to the belief that interest rates may remain at low levels due to the absence of an imminent inflationary economic upturn. Late-cycle stocks such as producer durables and technology, continued to under-perform due to general malaise in capital good purchases that translated into sharp earnings estimate cuts.

Generalized investor fears regarding overall earnings quality (due to the high profile accounting frauds of Enron and Worldcom) have significantly increased the risk premium of the equity market. These events may cause investors to further scrutinize company's earnings and balance sheet statements, potentially leading to more volatility as well as risk aversion for the foreseeable future.

Declining investor confidence due to concerns over corporate accounting drove the stock market down during the first half of 2002. The S&P 500 Index was down over 13%, the tech-heavy NASDAQ Composite Index was down 24.8% and the Russell 2000 Index was down 4.7%. Positive stock selection results and disciplined risk controls helped the Portfolio to outperform during this very volatile first half.

PERFORMANCE: For the six-month period ended June 30, 2002, the Portfolio's Class R shares, excluding any charges, returned -12.18% compared to the S&P 500 Index which returned -13.16% over the same period.

PORTFOLIO SPECIFICS: The Portfolio's outperformance was mostly the result of strong stock selection, particularly in the Finance and Healthcare sectors. In Finance, thrifts such as Greenpoint Financial, Golden State Bancorp and Washington Mutual had a positive impact on the Portfolio's performance. This was the strongest group in the sector as they benefited from the historically steep yield curve. In addition, Golden State Bancorp stock rose considerably after Citigroup announced plans to acquire the California thrift. The Portfolio's overweight position in Citigroup however, did not help performance as the stock declined during the period.

In Healthcare, the Portfolio was helped by not owning pharmaceutical companies such as Bristol-Myers Squibb and Eli Lilly and by owning hospital management companies like Universal Health and HCA, where strong pricing power helped this industry to outperform the overall market.

Asset allocation decisions had a slightly negative effect on performance during the period. An overweight position in Technology, the worst performing sector, and an underweight position in Energy, detracted from performance. On the other hand, an overweight position in Consumer Staples had a positive impact on performance.

MARKET OUTLOOK: During the first half of 2002, smaller stocks tended to fare better than larger stocks and low-beta, value stocks outperformed high-beta, growth stocks. It is not clear how long this trend may continue and we expect the stock market to continue to experience the high volatility and big swings in growth vs. value dominance we have seen so far this year. For this reason, the Portfolio may continue to apply risk controls to size, beta and style and continue to focus on adding value through stock selection.

                                              ING VP GROWTH AND INCOME PORTFOLIO

PORTFOLIO
MANAGER'S REPORT
--------------------------------------------------------------------------------


                         AVERAGE ANNUAL TOTAL RETURNS
                      FOR THE PERIODS ENDED JUNE 30, 2002
                     -------------------------------------
                       1 YEAR       5 YEAR       10 YEAR
                       ------       ------       -------
Class R                -20.42%      -0.99%         7.66%
S&P 500 Index          -17.99%       3.66%        11.43%

Based upon a $10,000 initial investment, the table above illustrates the total return of ING VP Growth and Income Portfolio against the S&P 500 Index. The Index has an inherent performance advantage over the Portfolio since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Performance table does not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

PRINCIPAL RISK FACTOR(S): Price volatility and other risks that accompany an investment in equity securities.

                See accompanying index descriptions on page 19.

ING VP BOND PORTFOLIO

                                                                       PORTFOLIO
                                                                MANAGERS' REPORT
--------------------------------------------------------------------------------


PORTFOLIO MANAGEMENT TEAM: Steven Huber, Senior Vice President and Director of Fixed Income, leads a team of fixed income specialists, Aeltus Investment Management, Inc.

GOAL: The ING VP Bond Portfolio (the "Portfolio", formerly Aetna Bond VP) seeks to provide as high a level of total return as is consistent with reasonable risk, primarily through investment in a diversified portfolio of investment-grade corporate bonds, and debt securities issued or guaranteed by the U. S. Government, its agencies or instrumentalities.

MARKET OVERVIEW: The Lehman Brothers Aggregate Bond Index returned 3.79% for the first six months of the year. Nearly all of this return occurred in the second quarter as investors reduced their expectations for Fed tightening leading to declines in interest rates. At the sector level, mortgage-backed securities exhibited strong performance, especially early in the year when interest rates were rising and prepayment risk declining. Corporate bonds lagged due to accounting and business concerns, with the telecom sector especially hard hit. Downgrades of some large issuers to below investment grade and selling of these issues caused further price deterioration across the corporate sector.

PERFORMANCE: For the six-month period ended June 30, 2002, the Portfolio's Class R shares, excluding any charges, returned 2.70% compared to the Lehman Brothers Aggregate Bond Index, which returned 3.79% over the same time period.

PORTFOLIO SPECIFICS: The underperformance was caused by corporate issue selection as several industrial issues, primarily in the telecom sector, performed poorly. These credits were negatively impacted by accounting concerns and the downgrade to below investment grade of WorldCom, a telecom company held in the portfolio through the early portion of the second quarter and subsequently sold. The Portfolio's overweighting of mortgage-backed securities
(MBS) benefited performance as MBS outperformed Treasuries during this period. The Portfolio's 3% investment in an instrument that appreciates as the Euro appreciates against the U.S. dollar also benefited performance.

We reduced corporate exposure during the second quarter due to economic and accounting uncertainties. We are underweight corporates and are conservatively positioned with an underweight in BBB rated securities. We have a modest 2% position in the high yield sector. We remain overweight mortgage-backed securities and underweight agency securities as the MBS sector has more attractive risk-adjusted expected returns.

We are neutral duration as bond yields reflect economic fundamentals. Yield curve exposure is also neutral.

MARKET OUTLOOK: The U.S. economy, which is the ultimate source of U.S. corporate earnings growth, appears to be expanding. Eventually the growing gap between healthy economic growth and weak financial markets must be resolved. As economic growth is occurring globally, not just here in the U.S., we believe strong earnings growth may prevail over the host of negative psychological influences on our markets. Now that attention is being turned to accounting quality, accounting integrity should improve. The weaker dollar is a boon for U.S. exporters and may allow greater domestic pricing power as imported goods become more expensive. While the risks of terrorism can never be eliminated, the national focus on fighting this threat should serve to reduce future threats.

                                                           ING VP BOND PORTFOLIO

PORTFOLIO
MANAGERS' REPORT
--------------------------------------------------------------------------------


                                             AVERAGE ANNUAL TOTAL RETURNS
                                          FOR THE PERIODS ENDED JUNE 30, 2002
                                      -------------------------------------------
                                                                  SINCE INCEPTION
                                      1 YEAR   5 YEAR   10 YEAR       5/3/02
                                      ------   ------   -------       ------
Class R                                7.37%    6.69%    6.74%           --
Class S                                  --       --       --          1.53%
Lehman Brothers Aggregate Bond Index   8.63%    7.57%    7.35%         1.72%(1)

Based upon a $10,000 initial investment, the table above illustrates the total return of ING VP Bond Portfolio against the Lehman Brothers Aggregate Bond Index. The Index has an inherent performance advantage over the Portfolio since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Performance table does not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the index is shown from 5/1/02.

PRINCIPAL RISK FACTOR(S): Credit, interest rate, repayment and other risks that accompany an investment in fixed income securities. May be sensitive to credit risk during economic downturns.

                See accompanying index descriptions on page 19.

ING VP MONEY MARKET PORTFOLIO

                                                                       PORTFOLIO
                                                                MANAGER'S REPORT
--------------------------------------------------------------------------------


PORTFOLIO MANAGEMENT: Lennart Carlson, Portfolio Manager, Aeltus Investment Management, Inc.

GOAL: The ING VP Money Market Portfolio (formerly Aetna Money Market VP) (the "Portfolio") seeks to provide high current return, consistent with preservation of capital and liquidity through investment in high quality money market instruments.

MARKET OVERVIEW: The first half of this year has been marked by a continual tempering of expectations for a quick economic recovery and increasing inflation. Softer second quarter data, combined with the continued malaise in equity markets and the dollar, have encouraged a growing expectation that prospects for a Fed tightening may be coming more distant. Credit concerns remain in the forefront, as pharmaceutical companies join the Auto, Utility and Telecommunications sectors in being pressured by accounting irregularities, corporate governance and earnings concerns. As the equity market continues to dig lower, bond market participants have raised the possibility of a Fed easing.

With the gloomy credit outlook causing a flight to quality and subdued expectations of an FOMC (Federal Open Market Committee) tightening, commercial paper spreads to Treasury Bills narrowed and the money market yield curve flattened. The ongoing commercial paper supply/demand imbalance continues to keep spreads between quality classes tight as well.

PORTFOLIO SPECIFICS: A consistent overweighting in asset-backed notes and a strong weighting of floating rate instruments contributed positively to performance. We also lowered the Portfolio's weighted average maturity to a neutral level relative to our peers by keeping the majority of our purchases within the 30-day maturity range. Finally, we bought securities in the three-to six-month range whenever technical factors caused rates to rise temporarily.

MARKET OUTLOOK: Although bond market participants continue to assess economic fundamentals and interest rate prospects, both credit quality and stock market deterioration may be beginning to weigh foremost on investors. We expect the Fed to remain neutral for the foreseeable future, at least until the stock market has stabilized and the economic recovery accelerates. We intend to maintain an overweighting in asset-backed notes in order to help enhance yield and preserve credit rating stability until the economy turns around. We expect to keep our weighted average maturity neutral, given the generally low levels of rates and the potential for increased yields. Finally, we aim to increase our weighting in floating rate instruments so that increases in interest rates can potentially be reflected quickly in the Portfolio.

                               INDEX DESCRIPTIONS
--------------------------------------------------------------------------------


The S&P 500 INDEX is a widely recognized index of 500 common stocks.

THE DOW JONES INDUSTRIAL AVERAGE is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry.

The RUSSELL 1000 GROWTH INDEX is an index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000 INDEX consists of the smallest 2000 companies in the Russell 3000 Index.

The GOLDMAN SACHS TECHNOLOGY INDUSTRY COMPOSITE INDEX is a market capitalization-weighted index of 190 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services.

The LEHMAN BROTHERS AGGREGATE BOND INDEX is an index of fixed income securities.

The MSCI EAFE INDEX consists of more than 1,000 securities taken from the largest market capitalization companies based in Europe, Australia and Asia (Australasia), and the Far East.

The NASDAQ COMPOSITE INDEX is a broad-based capitalization-weighted index of all Nasdaq National Market and SmallCap stocks.

The NASDAQ 100 INDEX is a modified capitalization-weighted index of the 100 largest and most active non-financial domestic and international issues listed on the Nasdaq.

The RUSSELL 2000 VALUE INDEX is an index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000 GROWTH INDEX is an index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

The S&P MIDCAP 400 INDEX is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. Stock market.

                           All indices are unmanaged.
                An investor cannot invest directly in an index.

      STATEMENTS OF ASSETS AND LIABILITIES as of June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                               ING VP               ING VP              ING VP              ING VP
                                           INTERNATIONAL            GROWTH          SMALL COMPANY         TECHNOLOGY
                                          EQUITY PORTFOLIO        PORTFOLIO           PORTFOLIO           PORTFOLIO
                                          ----------------        ---------           ---------           ---------
ASSETS:
Investments in securities at value*        $   41,053,685       $  242,413,054      $  349,213,135      $   45,361,447
Short-term investments at amortized
  cost                                          2,511,000            7,828,000          27,099,000           8,839,000
Cash                                                   54                  650                 735                 898
Cash (Collateral for futures)                          --                   --           1,392,000                  --
Foreign currencies at value**                   1,631,262                   --                  --                  --
Receivables:
  Investment securities sold                    3,218,795                   --          10,337,230                  --
  Dividends and interest                          141,034              163,842             298,420              11,416
  Futures variation margin                             --                   --             116,000                  --
  Other                                             7,955                   --                 967               7,032
Prepaid expenses                                       --                  555                 622                  93
Reimbursement due from manager                     15,625                   --                  --                  --
                                           --------------       --------------      --------------      --------------
  Total assets                                 48,579,410          250,406,101         388,458,109          54,219,886
                                           --------------       --------------      --------------      --------------
LIABILITIES:
Payable for investment securities
  purchased                                     3,742,123            7,516,632          11,965,536                  --
Payable for fund shares redeemed                1,083,694                   --                  --                  --
Payable to affiliates                              33,580              126,200             230,776              43,662
Other accrued expenses and
  liabilities                                      63,909               26,128              34,233              12,023
                                           --------------       --------------      --------------      --------------
  Total liabilities                             4,923,306            7,668,960          12,230,545              55,685
                                           --------------       --------------      --------------      --------------
NET ASSETS                                 $   43,656,104       $  242,737,141      $  376,227,564      $   54,164,201
                                           ==============       ==============      ==============      ==============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                            $   70,425,944       $  453,038,185      $  385,725,388      $  113,230,606
Accumulated net investment income
  (loss)                                          261,672             (202,742)          1,967,716            (272,578)
Accumulated net realized loss on
  investments, futures and foreign
  currencies                                  (26,404,549)        (184,857,695)        (10,432,536)        (49,011,422)
Net unrealized depreciation of
  investments, futures and foreign
  currencies                                     (626,963)         (25,240,607)         (1,033,004)         (9,782,405)
                                           --------------       --------------      --------------      --------------
NET ASSETS                                 $   43,656,104       $  242,737,141      $  376,227,564      $   54,164,201
                                           ==============       ==============      ==============      ==============
* Cost of securities                       $   41,743,400       $  267,653,661      $  350,333,122      $   55,143,852
**Cost of foreign currencies               $    1,574,041       $           --      $           --      $           --
CLASS R:
  Net assets                               $   43,646,548       $  242,715,532      $  376,065,845      $   54,155,835
  Share authorized                          2,000,000,000        2,000,000,000       2,000,000,000       2,000,000,000
  Par value                                $        0.001       $        0.001      $        0.001      $        0.001
  Shares outstanding                            6,198,381           30,357,519          24,229,405          16,496,380
  Net asset value and redemption
    price per share                        $         7.04       $         8.00      $        15.52      $         3.28
CLASS S:
  Net assets                               $        9,556       $       21,609      $      161,719      $        8,366
  Share authorized                            100,000,000          100,000,000         100,000,000         100,000,000
  Par value                                $        0.001       $        0.001      $        0.001      $        0.001
  Shares outstanding                                1,355                2,708              10,434               2,551
  Net asset value and redemption
    price per share                        $         7.05       $         7.98      $        15.50      $         3.28

                                           ING VP
                                      VALUE OPPORTUNITY
                                          PORTFOLIO
                                          ---------
ASSETS:
Investments in securities at value*    $  233,222,905
Short-term investments at amortized
  cost                                      6,890,000
Cash                                          130,450
Cash (Collateral for futures)                      --
Foreign currencies at value**                      --
Receivables:
  Investment securities sold                       --
  Dividends and interest                           --
  Futures variation margin                         --
  Other                                            --
Prepaid expenses                                  435
Reimbursement due from manager                     --
                                       --------------
  Total assets                            240,243,790
                                       --------------
LIABILITIES:
Payable for investment securities
  purchased                                        --
Payable for fund shares redeemed                   --
Payable to affiliates                         122,844
Other accrued expenses and
  liabilities                                  26,569
                                       --------------
  Total liabilities                           149,413
                                       --------------
NET ASSETS                             $  240,094,377
                                       ==============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                        $  279,923,114
Accumulated net investment income
  (loss)                                    1,383,836
Accumulated net realized loss on
  investments, futures and foreign
  currencies                              (26,141,835)
Net unrealized depreciation of
  investments, futures and foreign
  currencies                              (15,070,738)
                                       --------------
NET ASSETS                             $  240,094,377
                                       ==============
* Cost of securities                   $  248,293,643
**Cost of foreign currencies           $           --
CLASS R:
  Net assets                           $  239,015,094
  Share authorized                      2,000,000,000
  Par value                            $        0.001
  Shares outstanding                       20,126,491
  Net asset value and redemption
    price per share                    $        11.88
CLASS S:
  Net assets                           $    1,079,283
  Share authorized                       100, 000,000
  Par value                            $        0.001
  Shares outstanding                           91,067
  Net asset value and redemption
    price per share                    $        11.85

                 See Accompanying Notes to Financial Statements

      STATEMENTS OF ASSETS AND LIABILITIES as of June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------


                                                        ING VP               ING VP                ING VP              ING VP
                                                       BALANCED         GROWTH AND INCOME           BOND            MONEY MARKET
                                                      PORTFOLIO             PORTFOLIO            PORTFOLIO           PORTFOLIO
                                                      ---------             ---------            ---------           ---------
ASSETS:
Investments in securities at value*                 $1,346,215,816       $4,503,291,670        $  983,813,999      $   72,986,958
Short-term investments at amortized cost               221,017,386           53,700,040           303,131,470       1,441,502,741
Cash                                                       216,751                  521               251,152               2,262
Cash (Collateral for futures)                              694,025                   --             1,075,278                  --
Foreign currencies at value**                                   --           13,834,178                    --                  --
Receivables:
  Investment securities sold                            90,501,099           58,118,337            40,530,801                  --
  Dividends and interest                                 5,949,126            5,352,157             9,589,056           2,574,756
  Futures variation margin                                  50,000                   --                63,000                  --
  Other                                                        146                  947                   218                  --
Unrealized appreciation on forward foreign
  currency contracts                                            --              850,898                    --                  --
Prepaid expenses                                             3,093               10,008                 2,186               3,471
                                                    --------------       --------------        --------------      --------------
  Total assets                                       1,664,647,442        4,635,158,756         1,338,457,160       1,517,070,188
                                                    --------------       --------------        --------------      --------------
LIABILITIES:
Payable for investment securities purchased            217,917,757            8,768,576           313,257,462          45,000,000
Payable to affiliates                                      624,620            2,037,095               353,980             343,990
Unrealized depreciation on forward foreign
  currency contracts                                            --              850,905                    --                  --
Other accrued expenses and liabilities                     116,867              463,572               283,832             289,178
                                                    --------------       --------------        --------------      --------------
  Total liabilities                                    218,659,244           12,120,148           313,895,274          45,633,168
                                                    --------------       --------------        --------------      --------------
NET ASSETS                                          $1,445,988,198       $4,623,038,608        $1,024,561,886      $1,471,437,020
                                                    ==============       ==============        ==============      ==============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                     $1,613,332,683       $7,227,338,813        $  992,976,658      $1,462,629,001
Accumulated net investment income                       30,628,429           18,115,342            21,900,998          13,062,159
Accumulated net realized loss on investments,
  futures and foreign currencies                      (156,402,950)      (2,550,718,372)           (6,209,379)         (4,530,707)
Net unrealized appreciation (depreciation) of
  investments, futures and foreign currencies          (41,569,964)         (71,697,175)           15,893,609             276,567
                                                    --------------       --------------        --------------      --------------
NET ASSETS                                          $1,445,988,198       $4,623,038,608        $1,024,561,886      $1,471,437,020
                                                    ==============       ==============        ==============      ==============
* Cost of securities                                $1,385,567,845       $4,575,249,800        $  964,673,155      $   72,992,499
**Cost of foreign currencies                        $           --       $   13,517,314        $           --      $           --
CLASS R:
  Net assets                                        $1,445,988,198       $4,623,038,608        $1,020,456,745      $1,471,437,020
  Share authorized                                   2,000,000,000            unlimited             unlimited           unlimited
  Par value                                         $        0.001       $        1.000        $        1.000      $        1.000
  Shares outstanding                                   126,526,430          269,470,589            76,725,609         113,815,582
  Net asset value and redemption price per
    share                                           $        11.43       $        17.16        $        13.30      $        12.93
CLASS S:
  Net assets                                                   n/a                  n/a        $    4,105,141                 n/a
  Share authorized                                             n/a                  n/a             unlimited                 n/a
  Par value                                                    n/a                  n/a        $        1.000                 n/a
  Shares outstanding                                           n/a                  n/a               308,568                 n/a
  Net asset value and redemption price per
    share                                                      n/a                  n/a        $        13.30                 n/a

                 See Accompanying Notes to Financial Statements

  STATEMENTS OF OPERATIONS for the six months ended June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------


                                                                                    ING VP                              ING VP
                                              ING VP              ING VP            SMALL             ING VP            VALUE
                                          INTERNATIONAL           GROWTH           COMPANY          TECHNOLOGY       OPPORTUNITY
                                         EQUITY PORTFOLIO       PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                                         ----------------       ---------         ---------         ---------         ---------
INVESTMENT INCOME:
 Dividends, net of foreign taxes*          $   380,463         $    719,839      $  1,595,312      $     29,856      $  1,101,599
 Interest                                       27,068               68,120           355,459            52,802           162,875
                                           -----------         ------------      ------------      ------------      ------------
   Total investment income                     407,531              787,959         1,950,771            82,658         1,264,474
                                           -----------         ------------      ------------      ------------      ------------
EXPENSES:
 Investment management fees                    195,171              848,281         1,377,060           314,431           708,322
 Distribution fees:
   Class S                                          11                   17                76                13               883
 Transfer agent fees                             3,074                3,062             3,060             3,073             4,822
 Administrative and service fees                14,979               92,306           118,380            21,657            76,204
 Shareholder reporting fees                      3,083                8,308             8,984             1,984             6,681
 Registration and filing fees                      204                1,383             4,712             1,199                --
 Professional fees                              12,008               10,160            10,187            10,759             9,751
 Custody and accounting fees                    66,379               18,354            29,952               826            18,510
 Directors' fees                                   808                4,890             6,402               933             4,407
 Insurance fees                                    446                  959             1,198               152               829
 Miscellaneous fees                              1,497                2,981             2,149               209             1,069
                                           -----------         ------------      ------------      ------------      ------------
   Total expenses                              297,660              990,701         1,562,160           355,236           831,478
                                           -----------         ------------      ------------      ------------      ------------
 Less:
   Waived and reimbursed fees                   58,095                   --                --                --                --
                                           -----------         ------------      ------------      ------------      ------------
   Net expenses                                239,565              990,701         1,562,160           355,236           831,478
                                           -----------         ------------      ------------      ------------      ------------
 Net investment income (loss)                  167,966             (202,742)          388,611          (272,578)          432,996
                                           -----------         ------------      ------------      ------------      ------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS, FUTURES AND
 FOREIGN CURRENCIES:
 Net realized gain (loss) on:
   Investments                              (2,690,869)         (22,460,141)       (5,213,493)       (6,734,885)       (9,817,645)
   Futures and forward foreign
     currency exchange contracts              (142,634)                  --         1,578,262                --            87,304
   Foreign currency related
     transactions                              113,653                   --                --                --                --
                                           -----------         ------------      ------------      ------------      ------------
 Net realized loss                          (2,719,850)         (22,460,141)       (3,635,231)       (6,734,885)       (9,730,341)
 Net change in unrealized
   depreciation on investments,
   futures and foreign currencies           (2,593,194)         (28,659,353)      (23,609,617)      (13,940,363)      (17,296,372)
                                           -----------         ------------      ------------      ------------      ------------
 Net realized and unrealized loss
   on investments, futures and
   foreign currencies                       (5,313,044)         (51,119,494)      (27,244,848)      (20,675,248)      (27,026,713)
                                           -----------         ------------      ------------      ------------      ------------
DECREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                           $(5,145,078)        $(51,322,236)     $(26,856,237)     $(20,947,826)     $(26,593,717)
                                           ===========         ============      ============      ============      ============
* Foreign taxes                            $    56,051         $         --      $     83,831      $      1,802      $         --

                 See Accompanying Notes to Financial Statements

  STATEMENTS OF OPERATIONS for the six months ended June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------


                                                                                    ING VP                              ING VP
                                                                ING VP            GROWTH AND                             MONEY
                                                               BALANCED             INCOME          ING VP BOND         MARKET
                                                               PORTFOLIO          PORTFOLIO          PORTFOLIO         PORTFOLIO
                                                               ---------          ---------          ---------         ---------
INVESTMENT INCOME:
 Dividends, net of foreign taxes*                            $   6,021,810      $   31,618,236      $         --      $        --
 Interest                                                       14,818,314           2,009,366        24,149,127       15,533,290
                                                             -------------      --------------      ------------      -----------
   Total investment income                                      20,840,124          33,627,602        24,149,127       15,533,290
                                                             -------------      --------------      ------------      -----------
EXPENSES:
 Investment management fees                                      3,783,398          13,002,093         1,996,604        1,821,248
 Distribution fees:
   Class S                                                              --                  --               496               --
 Transfer agent fees                                                 1,586               8,472             7,315            1,580
 Administrative and service fees                                   492,291           1,659,928           324,261          473,489
 Shareholder reporting fees                                         24,398              82,521            18,333           25,230
 Professional fees                                                  29,533              83,447            22,423           20,934
 Custody and accounting fees                                       111,141             381,463            64,819           75,390
 Directors' fees                                                    25,936              71,619            21,009           31,469
 Insurance fees                                                      5,696              17,512             4,400            6,873
 Miscellaneous fees                                                  7,343              52,109             7,766            2,410
                                                             -------------      --------------      ------------      -----------
   Net expenses                                                  4,481,322          15,359,164         2,467,426        2,458,623
                                                             -------------      --------------      ------------      -----------
 Net investment income                                          16,358,802          18,268,438        21,681,701       13,074,667
                                                             -------------      --------------      ------------      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS, FUTURES AND FOREIGN CURRENCIES:
 Net realized gain (loss) on:
   Investments                                                 (57,934,301)       (192,595,345)       (9,215,580)              --
   Futures and forward foreign currency exchange
     contracts                                                  (1,418,443)           (484,370)       (2,120,992)              --
   Foreign currency related transactions                            21,488           1,629,666            40,015               --
                                                             -------------      --------------      ------------      -----------
 Net realized loss                                             (59,331,256)       (191,450,049)      (11,296,557)              --
 Net change in unrealized appreciation (depreciation) on
   investments, futures and foreign currencies                 (42,387,182)       (482,899,983)       16,454,858         (362,163)
                                                             -------------      --------------      ------------      -----------
 Net realized and unrealized gain (loss) on investments,
   futures and foreign currencies                             (101,718,438)       (674,350,032)        5,158,301         (362,163)
                                                             -------------      --------------      ------------      -----------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                  $ (85,359,636)     $ (656,081,594)     $ 26,840,002      $12,712,504
                                                             =============      ==============      ============      ===========
* Foreign taxes                                              $      25,036      $       43,104      $         --      $        --

                 See Accompanying Notes to Financial Statements

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------


                                                                    ING VP INTERNATIONAL
                                                                      EQUITY PORTFOLIO             ING VP GROWTH PORTFOLIO
                                                                ----------------------------    -----------------------------
                                                                 SIX MONTHS         YEAR         SIX MONTHS         YEAR
                                                                   ENDED           ENDED           ENDED            ENDED
                                                                  JUNE 30,      DECEMBER 31,      JUNE 30,      DECEMBER 31,
                                                                    2002            2001            2002            2001
                                                                    ----            ----            ----            ----
FROM OPERATIONS:
Net investment income (loss)                                    $    167,966    $    117,514    $   (202,742)   $    (288,243)
Net realized loss on investments, futures and foreign
  currencies                                                      (2,719,850)    (17,618,597)    (22,460,141)    (155,880,656)
Net change in unrealized appreciation (depreciation) of
  investments, futures and foreign currencies                     (2,593,194)      3,823,993     (28,659,353)      31,166,696
                                                                ------------    ------------    ------------    -------------
Net decrease in net assets resulting from operations              (5,145,078)    (13,677,090)    (51,322,236)    (125,002,203)
                                                                ------------    ------------    ------------    -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class R                                                                 --         (50,990)             --         (255,312)
Net realized gain from investments:
  Class R                                                                 --          (6,953)             --      (44,808,763)
                                                                ------------    ------------    ------------    -------------
Total distributions                                                       --         (57,943)             --      (45,064,075)
                                                                ------------    ------------    ------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                  40,722,233      89,100,877      28,061,895      101,110,395
Shares resulting from dividend reinvestments                              --          57,943              --       45,064,075
                                                                ------------    ------------    ------------    -------------
                                                                  40,722,233      89,158,820      28,061,895      146,174,470
Cost of shares redeemed                                          (40,584,182)    (78,970,794)    (39,637,076)    (131,051,904)
                                                                ------------    ------------    ------------    -------------
Net increase (decrease) in net assets resulting from capital
  share transactions                                                 138,051      10,188,026     (11,575,181)      15,122,566
                                                                ------------    ------------    ------------    -------------
Net decrease in net assets                                        (5,007,027)     (3,547,007)    (62,897,417)    (154,943,712)
NET ASSETS:
Beginning of period                                               48,663,131      52,210,138     305,634,558      460,578,270
                                                                ------------    ------------    ------------    -------------
End of period                                                   $ 43,656,104    $ 48,663,131    $242,737,141    $ 305,634,558
                                                                ============    ============    ============    =============
Accumulated net investment income (loss) at end of period       $    261,672    $     93,706    $   (202,742)   $          --
                                                                ============    ============    ============    =============

                 See Accompanying Notes to Financial Statements

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------


                                                                ING VP SMALL COMPANY PORTFOLIO     ING VP TECHNOLOGY PORTFOLIO
                                                                -------------------------------    ----------------------------
                                                                 SIX MONTHS           YEAR          SIX MONTHS         YEAR
                                                                    ENDED            ENDED            ENDED           ENDED
                                                                  JUNE 30,        DECEMBER 31,       JUNE 30,      DECEMBER 31,
                                                                    2002              2001             2002            2001
                                                                    ----              ----             ----            ----
FROM OPERATIONS:
Net investment income (loss)                                    $    388,611     $   1,600,459     $   (272,578)   $   (259,407)
Net realized loss on investments, futures and foreign
  currencies                                                      (3,635,231)       (3,170,863)      (6,734,885)    (28,057,857)
Net change in unrealized appreciation (depreciation) of
  investments, futures and foreign currencies                    (23,609,617)       13,543,313      (13,940,363)     13,595,472
                                                                ------------     -------------     ------------    ------------
Net increase (decrease) in net assets resulting from
  operations                                                     (26,856,237)       11,972,909      (20,947,826)    (14,721,792)
                                                                ------------     -------------     ------------    ------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class R                                                                 --        (1,941,527)              --              --
Net realized gain from investments:
  Class R                                                                 --        (9,501,885)              --              --
                                                                ------------     -------------     ------------    ------------
Total distributions                                                       --       (11,443,412)              --              --
                                                                ------------     -------------     ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                 126,947,826       186,374,546       42,524,814      70,299,570
Shares resulting from dividend reinvestments                              --        11,443,412               --              --
                                                                ------------     -------------     ------------    ------------
                                                                 126,947,826       197,817,958       42,524,814      70,299,570
Cost of shares redeemed                                          (65,207,601)     (130,621,184)     (30,302,420)    (37,309,341)
                                                                ------------     -------------     ------------    ------------
Net increase in net assets resulting from capital share
  transactions                                                    61,740,225        67,196,774       12,222,394      32,990,229
                                                                ------------     -------------     ------------    ------------
Net increase (decrease) in net assets                             34,883,988        67,726,271       (8,725,432)     18,268,437
NET ASSETS:
Beginning of period                                              341,343,576       273,617,305       62,889,633      44,621,196
                                                                ------------     -------------     ------------    ------------
End of period                                                   $376,227,564     $ 341,343,576     $ 54,164,201    $ 62,889,633
                                                                ============     =============     ============    ============
Accumulated net investment income (loss) at end of period       $  1,967,716     $   1,579,105     $   (272,578)   $         --
                                                                ============     =============     ============    ============

                 See Accompanying Notes to Financial Statements

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------


                                                                  ING VP VALUE OPPORTUNITY
                                                                         PORTFOLIO                 ING VP BALANCED PORTFOLIO
                                                                ----------------------------    --------------------------------
                                                                 SIX MONTHS         YEAR          SIX MONTHS           YEAR
                                                                   ENDED           ENDED            ENDED             ENDED
                                                                  JUNE 30,      DECEMBER 31,       JUNE 30,        DECEMBER 31,
                                                                    2002            2001             2002              2001
                                                                    ----            ----             ----              ----
FROM OPERATIONS:
Net investment income                                           $    432,996    $    953,370    $   16,358,802    $   40,409,421
Net realized loss on investments, futures and foreign
  currencies                                                      (9,730,341)    (14,621,091)      (59,331,256)      (72,985,781)
Net change in unrealized depreciation of investments,
  futures and foreign currencies                                 (17,296,372)     (5,276,376)      (42,387,182)      (43,086,135)
                                                                ------------    ------------    --------------    --------------
Net decrease in net assets resulting from operations             (26,593,717)    (18,944,097)      (85,359,636)      (75,662,495)
                                                                ------------    ------------    --------------    --------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class R                                                                 --        (547,913)               --       (35,890,605)
Net realized gain from investments:
  Class R                                                                 --      (7,735,174)               --       (60,858,556)
                                                                ------------    ------------    --------------    --------------
Total distributions                                                       --      (8,283,087)               --       (96,749,161)
                                                                ------------    ------------    --------------    --------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                  55,236,751     142,131,984         9,835,376        23,722,014
Shares resulting from dividend reinvestments                              --       8,283,087                --        96,749,161
                                                                ------------    ------------    --------------    --------------
                                                                  55,236,751     150,415,071         9,835,376       120,471,175
Cost of shares redeemed                                           (8,142,209)    (19,623,228)      (69,543,581)     (133,598,351)
                                                                ------------    ------------    --------------    --------------
Net increase (decrease) in net assets resulting from capital
  share transactions                                              47,094,542     130,791,843       (59,708,205)      (13,127,176)
                                                                ------------    ------------    --------------    --------------
Net increase (decrease) in net assets                             20,500,825     103,564,659      (145,067,841)     (185,538,832)
NET ASSETS:
Beginning of period                                              219,593,552     116,028,893     1,591,056,039     1,776,594,871
                                                                ------------    ------------    --------------    --------------
End of period                                                   $240,094,377    $219,593,552    $1,445,988,198    $1,591,056,039
                                                                ============    ============    ==============    ==============
Accumulated net investment income at end of period              $  1,383,836    $    950,840    $   30,628,429    $   14,269,627
                                                                ============    ============    ==============    ==============

                 See Accompanying Notes to Financial Statements

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------


                                                                ING VP GROWTH AND INCOME
                                                                       PORTFOLIO                      ING VP BOND PORTFOLIO
                                                           ----------------------------------    --------------------------------
                                                             SIX MONTHS            YEAR            SIX MONTHS           YEAR
                                                                ENDED              ENDED             ENDED             ENDED
                                                              JUNE 30,         DECEMBER 31,         JUNE 30,        DECEMBER 31,
                                                                2002               2001               2002              2001
                                                                ----               ----               ----              ----
FROM OPERATIONS:
Net investment income                                      $    18,268,438    $    38,859,498    $   21,681,701    $   44,467,447
Net realized gain (loss) on investments, futures and
  foreign currencies                                          (191,450,049)    (1,574,172,936)      (11,296,557)       36,306,527
Net change in unrealized appreciation (depreciation) of
  investments, futures and foreign currencies                 (482,899,983)       147,322,496        16,454,858       (10,475,614)
                                                           ---------------    ---------------    --------------    --------------
Net increase (decrease) in net assets resulting from
  operations                                                  (656,081,594)    (1,387,990,942)       26,840,002        70,298,360
                                                           ---------------    ---------------    --------------    --------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income                                                   --        (40,443,521)               --       (48,397,203)
Net realized gain from investments                                      --            (90,848)               --        (8,394,250)
                                                           ---------------    ---------------    --------------    --------------
Total distributions                                                     --        (40,534,369)               --       (56,791,453)
                                                           ---------------    ---------------    --------------    --------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                18,349,381         76,916,986        42,560,645       312,081,094
Shares resulting from dividend reinvestments                            --         40,514,731                --        56,753,565
                                                           ---------------    ---------------    --------------    --------------
                                                                18,349,381        117,431,717        42,560,645       368,834,659
Cost of shares redeemed                                       (378,585,053)      (846,837,453)      (68,401,466)      (69,989,795)
                                                           ---------------    ---------------    --------------    --------------
Net increase (decrease) in net assets resulting from
  capital share transactions                                  (360,235,672)      (729,405,736)      (25,840,821)      298,844,864
                                                           ---------------    ---------------    --------------    --------------
Net increase (decrease) in net assets                       (1,016,317,266)    (2,157,931,047)          999,181       312,351,771
NET ASSETS:
Beginning of period                                          5,639,355,874      7,797,286,921     1,023,562,705       711,210,934
                                                           ---------------    ---------------    --------------    --------------
End of period                                              $ 4,623,038,608    $ 5,639,355,874    $1,024,561,886    $1,023,562,705
                                                           ===============    ===============    ==============    ==============
Accumulated net investment income (loss) at end of
  period                                                   $    18,115,342    $      (153,096)   $   21,900,998    $      219,297
                                                           ===============    ===============    ==============    ==============

                 See Accompanying Notes to Financial Statements

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------


                                                                  ING VP MONEY MARKET PORTFOLIO
                                                                ----------------------------------
                                                                  SIX MONTHS            YEAR
                                                                     ENDED              ENDED
                                                                   JUNE 30,         DECEMBER 31,
                                                                     2002               2001
                                                                     ----               ----
FROM OPERATIONS:
Net investment income                                           $    13,074,667    $    57,315,013
Net realized loss on investments                                             --         (3,715,968)
Net change in unrealized appreciation (depreciation) of
  investments                                                          (362,163)           362,664
                                                                ---------------    ---------------
  Net increase in net assets resulting from operations               12,712,504         53,961,709
                                                                ---------------    ---------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income                                               (57,317,722)       (69,787,785)
                                                                ---------------    ---------------
Total distributions                                                 (57,317,722)       (69,787,785)
                                                                ---------------    ---------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                  1,307,024,297      2,378,249,423
Shares resulting from dividend reinvestments                         57,317,722         69,787,785
                                                                ---------------    ---------------
                                                                  1,364,342,019      2,448,037,208
Cost of shares redeemed                                          (1,367,036,906)    (2,109,404,400)
                                                                ---------------    ---------------
Net increase (decrease) in net assets resulting from capital
  share transactions                                                 (2,694,887)       338,632,808
                                                                ---------------    ---------------
Net increase (decrease) in net assets                               (47,300,105)       322,806,732
NET ASSETS:
Beginning of period                                               1,518,737,125      1,195,930,393
                                                                ---------------    ---------------
End of period                                                   $ 1,471,437,020    $ 1,518,737,125
                                                                ===============    ===============
Accumulated net investment income at end of period              $    13,062,159    $    57,305,214
                                                                ===============    ===============

                 See Accompanying Notes to Financial Statements

                               ING VP INTERNATIONAL EQUITY PORTFOLIO (Unaudited)

FINANCIAL
HIGHLIGHTS
--------------------------------------------------------------------------------


Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                               CLASS R
                                                                     ------------------------------------------------------------
                                                                     SIX MONTHS                                      DECEMBER 22,
                                                                       ENDED           YEAR ENDED DECEMBER 31,        1997(1) TO
                                                                      JUNE 30,    ---------------------------------  DECEMBER 31,
                                                                        2002       2001     2000     1999     1998       1997
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                           $        7.90      10.40    15.92    11.59    10.27      10.00
 Income from investment operations:
 Net investment income (loss)                                   $        0.03       0.02    (0.02)   (0.01)    0.07         --
 Net realized and unrealized gain (loss) on investments         $       (0.89)     (2.51)   (3.17)    5.78     1.87       0.27
 Total from investment operations                               $       (0.86)     (2.49)   (3.19)    5.77     1.94       0.27
 Less distributions from:
 Net investment income                                          $          --       0.01     0.01     0.15     0.01         --
 Net realized gains on investments                              $          --         --     2.32     1.29     0.61         --
 Total distributions                                            $          --       0.01     2.33     1.44     0.62         --
 Net asset value, end of period                                 $        7.04       7.90    10.40    15.92    11.59      10.27
 TOTAL RETURN(2):                                               %      (10.89)    (23.88)  (20.33)   51.33    18.92       2.74
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                              $      43,647     48,652   52,210   43,548   16,242     15,412
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)                 %        1.13       1.15     1.15     1.15     1.15       1.15
 Gross expenses prior to expense reimbursement(3)               %        1.30       1.26     1.34     1.62     1.77       1.15
 Net investment income (loss) after expense
 reimbursement(3)(4)                                            %        0.73       0.23    (0.18)    0.13     0.55      (0.98)
 Portfolio turnover rate                                        %         312        229      212      169      158         --
---------------------------------------------------------------------------------------------------------------------------------

                                                                             CLASS S
                                                                    -------------------------
                                                                    SIX MONTHS   NOVEMBER 1,
                                                                      ENDED       2001(5) TO
                                                                     JUNE 30,    DECEMBER 31,
                                                                       2002          2001
---------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $        7.90         7.38
 Income from investment operations:
 Net investment income                                         $        0.02           --
 Net realized and unrealized gain (loss) on investments        $       (0.87)        0.52
 Total from investment operations                              $       (0.85)        0.52
 Net asset value, end of period                                $        7.05         7.90
 TOTAL RETURN(2):                                              %      (11.01)        7.05
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $          10           11
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)                %        1.38         1.39
 Gross expenses prior to expense reimbursement(3)              %        1.47         1.49
 Net investment income after expense reimbursement(3)(4)       %        0.44         0.01
 Portfolio turnover rate                                       %         312          229
---------------------------------------------------------------------------------------------

(1)Commencement of operations.
(2)Assumes dividends have been reinvested and does not reflect the effect of contract insurance charges. Total return for periods less than one year are not annualized.
(3)Annualized for periods less than one year.
(4)The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments, LLC within three years.
(5)Commencement of offering of shares.

                 See Accompanying Notes to Financial Statements

ING VP GROWTH PORTFOLIO (Unaudited)

                                                                       FINANCIAL
                                                                      HIGHLIGHTS
--------------------------------------------------------------------------------


Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                            CLASS R
                                                                   ----------------------------------------------------------
                                                                   SIX MONTHS
                                                                     ENDED                 YEAR ENDED DECEMBER 31,
                                                                    JUNE 30,    ---------------------------------------------
                                                                      2002       2001      2000      1999      1998     1997
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $       9.64       14.99     17.32     13.53      9.85   10.15
 Income from investment operations:
 Net investment income (loss)                                  $      (0.01)      (0.01)     0.01      0.03      0.03    0.04*
 Net realized and unrealized gain (loss) on investments        $      (1.63)      (3.87)    (2.02)     4.62      3.68    3.27
 Total from investment operations                              $      (1.64)      (3.88)    (2.01)     4.65      3.71    3.31
 Less distributions from:
 Net investment income                                         $         --        0.01      0.01      0.02      0.03    0.03
 Net realized gains on investments                             $         --        1.46      0.31      0.84        --    3.58
 Total distributions                                           $         --        1.47      0.32      0.86      0.03    3.61
 Net asset value, end of period                                $       8.00        9.64     14.99     17.32     13.53    9.85
 TOTAL RETURN(2):                                              %     (17.01)     (27.06)   (11.95)    34.97     37.68   33.01
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $    242,716     305,624   460,578   369,845   142,363   5,964
 Ratios to average net assets:
 Net expenses(3)                                               %       0.70        0.70      0.70      0.71      0.75    0.75
 Net investment income (loss)(3)                               %      (0.14)      (0.08)     0.06      0.20      0.40    0.29
 Portfolio turnover rate                                       %        133         216       179       138       153     207
-----------------------------------------------------------------------------------------------------------------------------

                                                                                 CLASS S
                                                                       ----------------------------
                                                                       SIX MONTHS      NOVEMBER 1,
                                                                         ENDED          2001(1) TO
                                                                        JUNE 30,       DECEMBER 31,
                                                                          2002             2001
---------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $           9.63            8.96
 Income from investment operations:
 Net investment loss                                           $          (0.01)             --
 Net realized and unrealized gain (loss) on investments        $          (1.64)           0.67
 Total from investment operations                              $          (1.65)           0.67
 Net asset value, end of period                                $           7.98            9.63
 TOTAL RETURN(2):                                              %         (17.13)           7.48
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $             22              11
 Ratios to average net assets:
 Net expenses(3)                                               %           0.96            0.94
 Net investment loss(3)                                        %          (0.32)          (0.32)
 Portfolio turnover rate                                       %            133             216
---------------------------------------------------------------------------------------------------

(1)Commencement of offering of shares.
(2)Assumes dividends have been reinvested and does not reflect the effect of contract insurance charges. Total return for periods less than one year are not annualized.
(3)Annualized for periods less than one year.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

                                      ING VP SMALL COMPANY PORTFOLIO (Unaudited)

FINANCIAL
HIGHLIGHTS
--------------------------------------------------------------------------------


Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                         CLASS R
                                                        -------------------------------------------------------------------------
                                                        SIX MONTHS
                                                          ENDED                          YEAR ENDED DECEMBER 31,
                                                         JUNE 30,       ---------------------------------------------------------
                                                           2002          2001         2000         1999         1998        1997
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period          $           16.68          16.65        16.52        12.79       12.77       10.11
 Income from investment operations:
 Net investment income                         $            0.00**         0.06         0.11         0.08        0.07        0.04*
 Net realized and unrealized gain (loss) on
 investments                                   $           (1.16)          0.58         1.09         3.84        0.07        3.44
 Total from investment operations              $           (1.16)          0.64         1.20         3.92        0.14        3.48
 Less distributions from:
 Net investment income                         $              --           0.10         0.02         0.06        0.08        0.03
 Net realized gains on investments             $              --           0.51         1.05         0.13        0.04        0.79
 Total distributions                           $              --           0.61         1.07         0.19        0.12        0.82
 Net asset value, end of period                $           15.52          16.68        16.65        16.52       12.79       12.77
 TOTAL RETURN(2):                              %           (6.95)          4.00         6.72        30.85        1.10       34.49
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)             $         376,066        341,332      273,617      149,416      99,823      18,102
 Ratios to average net assets:
 Net expenses(3)                               %            0.86           0.86         0.87         0.88        0.89        0.90
 Net investment income(3)                      %            0.21           0.50         0.80         0.64        0.93        0.78
 Portfolio turnover rate                       %             193            240          330          256         185         180
---------------------------------------------------------------------------------------------------------------------------------

                                                                                  CLASS S
                                                                        ----------------------------
                                                                        SIX MONTHS      NOVEMBER 1,
                                                                          ENDED          2001(1) TO
                                                                         JUNE 30,       DECEMBER 31,
                                                                           2002             2001
----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $          16.68             14.90
 Income from investment operations:
 Net investment loss                                           $          (0.04)               --
 Net realized and unrealized gain (loss) on investments        $          (1.14)             1.78
 Total from investment operations                              $          (1.18)             1.78
 Net asset value, end of period                                $          15.50             16.68
 TOTAL RETURN(2):                                              %          (7.07)            11.95
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $            162                11
 Ratios to average net assets:
 Net expenses(3)                                               %           1.09              1.10
 Net investment income(3)                                      %           1.16              0.29
 Portfolio turnover rate                                       %            193               240
----------------------------------------------------------------------------------------------------

(1)Commencement of offering of shares.
(2)Assumes dividends have been reinvested and does not reflect the effect of contract insurance charges. Total return for periods less than one year are not annualized.
(3)Annualized for periods less than one year.
* Per share data calculated using weighted average number of shares outstanding throughout the period.
** Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING VP TECHNOLOGY PORTFOLIO (Unaudited)

                                                                       FINANCIAL
                                                                      HIGHLIGHTS
--------------------------------------------------------------------------------


Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                              CLASS R
                                                                        ---------------------------------------------------
                                                                        SIX MONTHS                                MAY 1,
                                                                          ENDED            YEAR ENDED           2000(1) TO
                                                                         JUNE 30,         DECEMBER 31,         DECEMBER 31,
                                                                           2002               2001                 2000
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $            4.53               5.88                10.00
 Income from investment operations:
 Net investment loss                                           $           (0.02)             (0.02)               (0.02)
 Net realized and unrealized loss on investments               $           (1.23)             (1.33)               (4.10)
 Total from investment operations                              $           (1.25)             (1.35)               (4.12)
 Net asset value, end of period                                $            3.28               4.53                 5.88
 TOTAL RETURN(2):                                              %          (27.59)            (22.96)              (41.20)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $          54,156             62,878               44,621
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)                %            1.08               1.11                 1.15
 Gross expenses prior to expense reimbursement(3)              %            1.08               1.11                 1.20
 Net investment loss after expense reimbursement(3)(4)         %           (0.83)             (0.49)               (0.61)
 Portfolio turnover rate                                       %              39                129                  150
---------------------------------------------------------------------------------------------------------------------------

                                                                                  CLASS S
                                                                        ----------------------------
                                                                        SIX MONTHS      NOVEMBER 1,
                                                                          ENDED          2001(5) TO
                                                                         JUNE 30,       DECEMBER 31,
                                                                           2002             2001
----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $            4.53             3.92
 Income from investment operations:
 Net investment loss                                           $           (0.02)              --
 Net realized and unrealized gain (loss) on investments        $           (1.23)            0.61
 Total from investment operations                              $           (1.25)            0.61
 Net asset value, end of period                                $            3.28             4.53
 TOTAL RETURN(2):                                              %          (27.59)           15.56
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $               8               12
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)                %            1.32             1.36
 Gross expenses prior to expense reimbursement(3)              %            1.32             1.36
 Net investment loss after expense reimbursement(3)(4)         %           (1.06)           (0.74)
 Portfolio turnover rate                                       %              39              129
----------------------------------------------------------------------------------------------------

(1)Commencement of operations.
(2)Assumes dividends have been reinvested and does not reflect the effect of contract insurance charges. Total return for periods less than one year are not annualized.
(3)Annualized for periods less than one year.
(4)The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments, LLC within three years.
(5)Commencement of offering of shares.

                 See Accompanying Notes to Financial Statements

                                  ING VP VALUE OPPORTUNITY PORTFOLIO (Unaudited)

FINANCIAL
HIGHLIGHTS
--------------------------------------------------------------------------------


Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                         CLASS R
                                                        -------------------------------------------------------------------------
                                                        SIX MONTHS
                                                          ENDED                          YEAR ENDED DECEMBER 31,
                                                         JUNE 30,       ---------------------------------------------------------
                                                           2002          2001         2000         1999        1998        1997
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period           $          13.25          15.34        16.42        14.41      11.92        10.20
 Income from investment operations:
 Net investment income                          $           0.01           0.03         0.07         0.10       0.09         0.11*
 Net realized and unrealized gain (loss) on
 investments                                    $          (1.38)         (1.43)        1.49         2.71       2.56         3.90
 Total from investment operations               $          (1.37)         (1.40)        1.56         2.81       2.65         4.01
 Less distributions from:
 Net investment income                          $             --           0.05         0.03         0.08       0.08         0.10
 Net realized gains on investments              $             --           0.64         2.61         0.72       0.08         2.19
 Total distributions                            $             --           0.69         2.64         0.80       0.16         2.29
 Net asset value, end of period                 $          11.88          13.25        15.34        16.42      14.41        11.92
 TOTAL RETURN(2):                               %         (10.34)         (9.62)       10.19        19.58      22.39        39.36
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)              $        239,015        219,287      116,029       85,030      76,109       9,147
 Ratios to average net assets:
 Net expenses(3)                                %           0.71           0.71         0.75         0.73       0.74         0.75
 Net investment income(3)                       %           0.37           0.54         0.58         0.69       0.93         1.06
 Portfolio turnover rate                        %             99            185          171          125        126          188
---------------------------------------------------------------------------------------------------------------------------------

                                                                                   CLASS S
                                                                       -------------------------------
                                                                        SIX MONTHS        NOVEMBER 1,
                                                                           ENDED           2001(1) TO
                                                                         JUNE 30,         DECEMBER 31,
                                                                           2002               2001
------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $           13.24             14.58
 Income from investment operations:
 Net investment loss                                           $           (0.01)               --
 Net realized and unrealized loss on investments               $           (1.38)            (1.34)
 Total from investment operations                              $           (1.39)            (1.34)
 Net asset value, end of period                                $           11.85             13.24
 TOTAL RETURN(2):                                              %          (10.50)            (9.19)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $           1,079               307
 Ratios to average net assets:
 Net expenses(3)                                               %            0.97              0.96
 Net investment income(3)                                      %            0.12              0.29
 Portfolio turnover rate                                       %              99               185
------------------------------------------------------------------------------------------------------

(1)Commencement of offering of shares.
(2)Assumes dividends have been reinvested and does not reflect the effect of contract insurance charges. Total return for periods less than one year are not annualized.
(3)Annualized for periods less than one year.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

ING VP BALANCED PORTFOLIO (Unaudited)

                                                                       FINANCIAL
                                                                      HIGHLIGHTS
--------------------------------------------------------------------------------


Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                             CLASS R
                                                                -----------------------------------------------------------------
                                                                SIX MONTHS
                                                                  ENDED                      YEAR ENDED DECEMBER 31,
                                                                 JUNE 30,       -------------------------------------------------
                                                                   2002         2001       2000       1999       1998       1997
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                   $         12.09         13.40      15.57      15.73      16.03      15.12
 Income from investment operations:
 Net investment income                                  $          0.13          0.31       0.43       0.44       0.46       0.50*
 Net realized and unrealized gain (loss) on
 investments                                            $         (0.79)        (0.87)     (0.49)      1.56       2.11       2.73
 Total from investment operations                       $         (0.66)        (0.56)     (0.06)      2.00       2.57       3.23
 Less distributions from:
 Net investment income                                  $            --          0.28       0.46       0.40       0.39       1.10
 Net realized gains on investments                      $            --          0.47       1.65       1.76       2.48       1.22
 Total distributions                                    $            --          0.75       2.11       2.16       2.87       2.32
 Net asset value, end of period                         $         11.43         12.09      13.40      15.57      15.73      16.03
 TOTAL RETURN(1):                                       %         (5.46)        (4.21)     (0.56)     13.60      16.93      22.49
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (millions)                   $         1,446         1,591      1,777      1,988      1,852      1,642
 Ratios to average net assets:
 Net expenses(2)                                        %          0.60          0.59       0.59       0.59       0.59       0.58
 Net investment income(2)                               %          2.17          2.46       2.72       2.81       3.01       3.01
 Portfolio turnover rate                                %           142           167        182        136         86        112
---------------------------------------------------------------------------------------------------------------------------------

(1)Assumes dividends have been reinvested and does not reflect the effect of contract insurance charges. Total return for periods less than one year are not annualized.
(2)Annualized for periods less than one year.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

                                  ING VP GROWTH AND INCOME PORTFOLIO (Unaudited)

FINANCIAL
HIGHLIGHTS
--------------------------------------------------------------------------------


Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                           CLASS R
                                                             --------------------------------------------------------------------
                                                             SIX MONTHS
                                                               ENDED                       YEAR ENDED DECEMBER 31,
                                                              JUNE 30,       ----------------------------------------------------
                                                                2002          2001        2000        1999       1998       1997
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                $          19.54         24.12       30.69       31.87      33.63      32.39
 Income from investment operations:
 Net investment income                               $           0.07          0.14        0.17        0.31       0.38       0.54*
 Net realized and unrealized gain (loss) on
 investments                                         $          (2.45)        (4.58)      (3.46)       4.86       4.47       8.94
 Total from investment operations                    $          (2.38)        (4.44)      (3.29)       5.17       4.85       9.48
 Less distributions from:
 Net investment income                               $             --          0.14        0.16        0.34       0.40       0.58
 Net realized gains on investments                   $             --            --        3.12        6.01       6.21       7.66
 Total distributions                                 $             --          0.14        3.28        6.35       6.61       8.24
 Net asset value, end of period                      $          17.16         19.54       24.12       30.69      31.87      33.63
 TOTAL RETURN(1):                                    %         (12.18)       (18.40)     (10.97)      17.42      14.49      29.89
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (millions)                $          4,623         5,639       7,797      10,029      9,801      9,188
 Ratios to average net assets:
 Net expenses(2)                                     %           0.59          0.59        0.58        0.58       0.57       0.56
 Net investment income(2)                            %           0.71          0.62        0.55        0.89       1.03       1.46
 Portfolio turnover rate                             %            117           185         149         133        146        107
---------------------------------------------------------------------------------------------------------------------------------

(1)Assumes dividends have been reinvested and does not reflect the effect of contract insurance charges. Total return for periods less than one year are not annualized.
(2)Annualized for periods less than one year.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

ING VP BOND PORTFOLIO (Unaudited)

                                                                       FINANCIAL
                                                                      HIGHLIGHTS
--------------------------------------------------------------------------------


Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                       CLASS R
                                                    -----------------------------------------------------------------------------
                                                    SIX MONTHS
                                                      ENDED                            YEAR ENDED DECEMBER 31,
                                                     JUNE 30,       -------------------------------------------------------------
                                                       2002           2001          2000         1999         1998         1997
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period          $        12.95           12.61        12.17        13.06        12.85        12.62
 Income from investment operations:
 Net investment income                         $         0.28            0.59         0.79         0.76         0.75         0.80*
 Net realized and unrealized gain (loss) on
 investments                                   $         0.07            0.51         0.37        (0.86)        0.28         0.23
 Total from investment operations              $         0.35            1.10         1.16        (0.10)        1.03         1.03
 Less distributions from:
 Net investment income                         $           --            0.65         0.72         0.75         0.76         0.80
 Net realized gains on investments             $           --            0.11           --         0.04         0.06           --
 Total distributions                           $           --            0.76         0.72         0.79         0.82         0.80
 Net asset value, end of period                $        13.30           12.95        12.61        12.17        13.06        12.85
 TOTAL RETURN(1):                              %         2.70            8.75         9.64        (0.74)        8.14         8.30
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)             $    1,020,457       1,023,563      711,211      717,472      794,560      684,960
 Ratios to average net assets:
 Net expenses(2)                               %         0.50            0.50         0.50         0.49         0.49         0.48
 Net investment income(2)                      %         4.37            5.06         6.29         5.77         5.82         6.31
 Portfolio turnover rate                       %           49             219          334          201           89          135
---------------------------------------------------------------------------------------------------------------------------------

                                                                          CLASS S
                                                                       -------------
                                                                          MAY 5,
                                                                        2002(3) TO
                                                                         JUNE 30,
                                                                           2002
------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $           13.10
 Income from investment operations:
 Net investment income                                         $            0.03
 Net realized and unrealized gain on investments               $            0.17
 Total from investment operations                              $            0.20
 Net asset value, end of period                                $           13.30
 TOTAL RETURN(1):                                              %            1.53
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $           4,105
 Ratios to average net assets:
 Net expenses(2)                                               %            0.78
 Net investment income(2)                                      %            3.92
 Portfolio turnover rate                                       %              49
------------------------------------------------------------------------------------

(1)Assumes dividends have been reinvested and does not reflect the effect of contract insurance charges. Total return for periods less than one year are not annualized.
(2)Annualized for periods less than one year.
(3)Commencement of offering of shares.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

                                       ING VP MONEY MARKET PORTFOLIO (Unaudited)

FINANCIAL
HIGHLIGHTS
--------------------------------------------------------------------------------


Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                     CLASS R
                                                ---------------------------------------------------------------------------------
                                                SIX MONTHS
                                                  ENDED                              YEAR ENDED DECEMBER 31,
                                                 JUNE 30,       -----------------------------------------------------------------
                                                   2002           2001           2000           1999          1998         1997
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period      $        13.33           13.61          13.42          13.39        13.36        13.19
 Income from investment operations:
 Net investment income                     $         0.12            0.50           0.83           0.59         0.63         0.67*
 Net realized and unrealized gain (loss)
 on investments                            $        (0.01)           0.01          (0.02)          0.06         0.07         0.03
 Total from investment operations          $         0.11            0.51           0.81           0.65         0.70         0.70
 Less distributions from:
 Net investment income                     $         0.51            0.79           0.62           0.62         0.67         0.53
 Total distributions                       $         0.51            0.79           0.62           0.62         0.67         0.53
 Net asset value, end of period            $        12.93           13.33          13.61          13.42        13.39        13.36
 TOTAL RETURN(1):                          %         0.88            3.94           6.38           5.08         5.46         5.47
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)         $    1,471,437       1,518,737      1,195,930      1,157,818      875,169      688,756
 Ratios to average net assets:
 Net expenses(2)                           %         0.34            0.34           0.34           0.34         0.34         0.35
 Net investment income(2)                  %         1.80            4.07           6.20           5.04         5.28         5.34
 Portfolio turnover rate                   %          N/A             N/A            N/A            N/A          N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------

(1)Assumes dividends have been reinvested and does not reflect the effect of contract insurance charges. Total return for periods less than one year are not annualized.
(2)Annualized for periods less than one year.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

         NOTES TO FINANCIAL STATEMENTS as of June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------


NOTE 1 -- ORGANIZATION

Organization.The ING Variable Product Portfolios are comprised of ING Variable Portfolios, Inc. (formerly Aetna Variable Portfolios, Inc.), ING VP Balanced Portfolio, Inc. (formerly Aetna Balanced VP, Inc.), ING Variable Funds (formerly Aetna Variable Funds), ING Income Shares (formerly Aetna Income Shares) and ING VP Money Market Fund (formerly Aetna Variable Encore Fund), all of which are open-end investment management companies registered under the Investment Company Act of 1940, as amended.

The ING Variable Portfolios, Inc. is a company incorporated under the laws of Maryland on June 4, 1996 and has eight separate portfolios. The five portfolios that are in this report are: ING VP International Equity Portfolio ("International", formerly Aetna International VP), ING VP Growth Portfolio ("Growth", formerly Aetna Growth VP), ING VP Small Company Portfolio ("Small Company", formerly Aetna Small Company VP), ING VP Technology Portfolio ("Technology", formerly Aetna Technology VP), and ING VP Value Opportunity Portfolio ("Value Opportunity", formerly Aetna Value Opportunity VP). ING VP Balanced Portfolio, Inc. ("Balanced") is a company incorporated under the laws of Maryland on December 14, 1988. ING Variable Funds is a company incorporated under the laws of Massachusetts on January 25, 1984 with one portfolio, ING VP Growth and Income Portfolio ("Growth and Income", formerly Aetna Growth and Income VP). ING Income Shares is a company incorporated under the laws of Massachusetts on January 25, 1984 with one portfolio, ING VP Bond Portfolio ("Bond", formerly Aetna Bond VP). ING VP Money Market Fund is a company incorporated under the laws of Massachusetts on January 25, 1984 with one portfolio, ING VP Money Market Portfolio ("Money Market", formerly Aetna Money Market VP).

Each Portfolio offers class R shares. International, Growth, Small Company, Technology and Value Opportunity also offer class S shares. The two classes differ principally in applicable shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income from the portfolio pro rata based on the average daily net assets of each class, without discrimination between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains are allocated to each class pro rata based on the net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, and shareholder servicing fees.

On December 13, 2000, Aetna Inc. (Aetna), the indirect parent company of Aeltus Investment Management, Inc. (Aeltus), the investment adviser to the Portfolios, and Aeltus Capital, Inc. (ACI), each Portfolio's principal underwriter, sold certain of its financial services and international businesses, including Aeltus and ACI, to ING Groep N.V. (ING). ING is a global financial institution active in the fields of insurance, banking and asset management in more than 65 countries.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. Security Valuation. Investments in equity securities traded on a national securities exchange or included on the NASDAQ National Market System are valued at the last reported sale price. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at bid prices obtained from independent services or from one or more dealers making markets in the securities. U.S. Government obligations are valued by using market quotations or independent pricing services which uses prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board of Directors. Investments in securities maturing in less than 60 days from the date of acquisition are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B.    Security Transactions and Revenue Recognition.
      Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the portfolios.

--------------------------------------------------------------------------------


      Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

      (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

      (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the statement of assets and liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax. Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks include but are not limited to re-evaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government.

D.    Foreign Currency Transactions and Futures Contracts.
      Certain portfolios may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Portfolios either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

      Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Portfolio is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Portfolio agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Portfolio. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. Distributions to Shareholders. Dividends from net investment income and capital gains, if any, are declared and paid annually by the International, Growth, Small Company, Technology, Value Opportunity, Balanced and Money Market Portfolios; and declared and paid semi-annually by Bond and Growth and Income Portfolios.

      The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, foreign currency transactions, and other temporary differences. To the extent that these

--------------------------------------------------------------------------------


      differences are permanent in nature, such amounts are reclassified within the capital accounts, presented on the Statement of Assets and Liabilities, based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes, are reported as distributions in excess of net investment income and/or net realized capital gains. To the extent they exceed net investment income and/or net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

F. Federal Income Taxes. It is the policy of the Portfolios, to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. The Board of Directors intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires.

      Capital loss carryforwards were the following at December 31, 2001:

                                             EXPIRATION
                                AMOUNT         DATES
                             ------------    ----------
   International             $ 22,456,164      2009
   Growth                     154,789,368      2009
   Small Company                5,018,065      2009
   Technology                  41,596,935    2008-2009
   Value Opportunity           15,132,914      2009
   Balanced                    22,579,194      2009
   Growth and Income          602,830,008      2009
   Money Market                 4,530,707    2003-2009

G. Use of Estimates. Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from these estimates.

H. Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

I. Securities Lending. Each Portfolio had the option to temporarily loan 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash, letters of credit or U.S. Government securities.

J. Illiquid and Restricted Securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to
      Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Each Portfolio may invest up to 15% of its net assets in illiquid securities. Restricted securities are valued using market quotations when readily available. In the absence of market quotations, the illiquid and restricted securities are valued based upon their fair value determined under procedures approved by the Board. The Portfolios will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

K. Delayed Delivery Transactions. Balanced, Growth and Income, and Bond Portfolios may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Portfolios' Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to hold liquid assets as collateral with the

--------------------------------------------------------------------------------


      Portfolios' custodian sufficient to cover the purchase price.

L. Mortgage Dollar Roll Transactions. In connection with a portfolio's ability to purchase or sell securities on a when-issued basis, Balanced, Growth and Income, and Bond Portfolios may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories.

M. Options Contracts. Balanced, Growth and Income, and Bond may purchase put and call options and may write (sell) put options and covered call options. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

N. Swap Contracts. Balanced and Bond may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized by marking-to-market the value of the swap.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the period ended June 30, 2002, the cost of purchases and proceeds from the sales of securities, excluding U.S. Government and short-term securities, were as follows:

                           PURCHASES          SALES
                         --------------       -----
International            $  135,617,245   $  136,875,519
Growth                      368,211,528      374,389,722
Small Company               722,259,904      645,412,106
Technology                   31,042,040       23,160,937
Value Opportunity           274,546,748      224,165,377
Balanced                  1,884,030,576    1,825,213,905
Growth and Income         5,940,207,043    6,287,332,483
Bond                        192,845,966      287,960,195

U.S. Government Securities not included above were as follows:

                            PURCHASES         SALES
                           ------------       -----
International              $         --    $         --
Growth                               --              --
Small Company                        --              --
Technology                           --              --
Value Opportunity                    --              --
Balanced                    198,428,174     106,077,249
Growth and Income                    --              --
Bond                        348,607,626     129,444,810

NOTE 4 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each of the Portfolios has entered into an Investment Management Agreement with ING Investments, LLC. (the "Manager"), a wholly-owned subsidiary of ING Groep N.V. The investment management agreements compensate the Manager with a fee, computed daily

--------------------------------------------------------------------------------


and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

                                  AS A PERCENTAGE OF
                                  AVERAGE NET ASSETS
                                  ------------------
International                           0.85%
Growth                                  0.60%
Small Company                           0.75%
Technology                              0.95%
Value Opportunity                       0.60%
Balanced                                0.50%
Growth and Income                 0.50% on first $10
                              billion; 0.45% on next $5
                               billion; and 0.425% over
                                     $15 billion
Bond                                    0.40%
Money Market                            0.25%

ING entered into a subadvisory agreement with Aeltus effective March 1, 2002. Aeltus acts as subadvisor to all Portfolios except the Technology Portfolio. Subject to such policies as the Board or ING may determine, Aeltus manages the Portfolios' assets in accordance with the Portfolios' investment objectives, policies, and limitations.

Pursuant to a subadvisory agreement between the Investment Adviser and AIC Asset Management, LLC ("AIC"), AIC serves as subadviser to the Technology Portfolio.

Pursuant to the Administrative Services Agreement effective April 1, 2002 ING Funds Services, LLC ("IFS") acts as administrator and provides certain administrative and shareholder services necessary for Portfolio operations and is responsible for the supervision of other service providers.

NOTE 5 -- DISTRIBUTION AND SERVICE FEES

Class S shares of the Portfolios have adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby ING Funds Distributor, Inc. (the "Distributor") is reimbursed or compensated by the Portfolios for expenses incurred in the distribution of each Portfolio's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to reimburse or compensate expenses incurred in the distribution and promotion of each Portfolio's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of average daily net assets.

Prior to January 1, 2002, the Distribution fees were paid to ACI. Presently, the Portfolios' class specific expenses are limited to distribution fees.

NOTE 6 -- OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At June 30, 2002 the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

                                                        ACCRUED
                         ACCRUED                      SHAREHOLDER
                        INVESTMENT      ACCRUED       SERVICES AND
                        MANAGEMENT   ADMINISTRATIVE   DISTRIBUTION
                           FEES           FEES            FEES         TOTAL
                           ----           ----            ----         -----
International           $  28,675       $  4,905          $ --       $   33,580
Growth                    115,601         10,597             2          126,200
Small Company             214,982         15,765            29          230,776
Technology                 41,273          2,389            --           43,662
Value Opportunity         112,346         10,298           200          122,844
Balanced                  562,721         61,899            --          624,620
Growth and Income       1,835,234        201,861            --        2,037,095
Bond                      310,860         42,743           377          353,980
Money Market              281,959         62,031            --          343,990

--------------------------------------------------------------------------------


NOTE 7 -- EXPENSE LIMITATIONS

For the following Portfolios, the Investment Manager has voluntarily agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

                                     CLASS R    CLASS S
                                     -------    -------
International                         1.15%      1.40%
Growth                                0.80%      1.05%
Small Company                         0.95%      1.20%
Technology                            1.15%      1.40%
Value Opportunity                     0.80%      1.05%

Each Portfolio will at a later date reimburse the Investment Manager for expenses waived during the previous 36 months, but only if, after such reimbursement, the Portfolio's expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Portfolio.

NOTE 8 -- LINE OF CREDIT

All of the Portfolios included in this report, in addition to certain other funds managed by the Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement ") with a syndicate of banks led by Citibank, N.A. for an aggregate amount of $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Portfolios; and (3) enable the Portfolios to meet other emergency expenses as defined in the Credit Agreement. The Portfolios to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount. Each of the Portfolios will pay its pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. At June 30, 2002, the Portfolios did not have any loans outstanding under the line of credit.

NOTE 9 -- CAPITAL SHARES
Transaction in capital shares and dollars were as follows:

                                                                       CLASS R SHARES                  CLASS S SHARES
                                                                -----------------------------    --------------------------
                                                                 SIX MONTHS         YEAR         SIX MONTHS       PERIOD
                                                                   ENDED            ENDED          ENDED          ENDED
                                                                  JUNE 30,      DECEMBER 31,      JUNE 30,     DECEMBER 31,
                                                                    2002            2001            2002         2001(1)
                                                                    ----            ----            ----         -------
INTERNATIONAL (NUMBER OF SHARES)
Shares sold                                                        5,536,980       10,303,969          --          1,355
Shares issued as reinvestment of dividends                                --            6,668          --             --
Shares redeemed                                                   (5,500,242)      (9,173,537)         --             --
                                                                ------------    -------------     -------        -------
Net increase in shares outstanding                                    36,738        1,137,100          --          1,355
                                                                ============    =============     =======        =======
INTERNATIONAL ($)
Shares sold                                                     $ 40,722,233    $  89,090,877     $    --        $10,000
Shares issued as reinvestment of dividends                                --           57,943          --             --
Shares redeemed                                                  (40,584,182)     (78,970,794)         --             --
                                                                ------------    -------------     -------        -------
Net increase                                                    $    138,051    $  10,178,026     $    --        $10,000
                                                                ============    =============     =======        =======

                                                                       CLASS R SHARES                  CLASS S SHARES
                                                                -----------------------------    --------------------------
                                                                 SIX MONTHS         YEAR         SIX MONTHS       PERIOD
                                                                   ENDED            ENDED          ENDED          ENDED
                                                                  JUNE 30,      DECEMBER 31,      JUNE 30,     DECEMBER 31,
                                                                    2002            2001            2002         2001(1)
                                                                    ----            ----            ----         -------
GROWTH (NUMBER OF SHARES)
Shares sold                                                        3,039,059        8,998,681       1,593          1,116
Shares issued as reinvestment of dividends                                --        4,126,747          --             --
Shares redeemed                                                   (4,392,716)     (12,145,096)         (1)            --
                                                                ------------    -------------     -------        -------
Net increase (decrease) in shares outstanding                     (1,353,657)         980,332       1,592          1,116
                                                                ============    =============     =======        =======
GROWTH ($)
Shares sold                                                     $ 28,047,691    $ 101,100,395     $14,204        $10,000
Shares issued as reinvestment of dividends                                --       45,064,075          --             --
Shares redeemed                                                  (39,637,063)    (131,051,904)        (13)            --
                                                                ------------    -------------     -------        -------
Net increase (decrease)                                         $(11,589,372)   $  15,112,566     $14,191        $10,000
                                                                ============    =============     =======        =======

------------------

(1) Class S commenced offering of shares on November 1, 2001.

--------------------------------------------------------------------------------


                                                                       CLASS R SHARES                  CLASS S SHARES
                                                                -----------------------------    --------------------------
                                                                 SIX MONTHS         YEAR         SIX MONTHS       PERIOD
                                                                   ENDED            ENDED          ENDED          ENDED
                                                                  JUNE 30,      DECEMBER 31,      JUNE 30,     DECEMBER 31,
                                                                    2002            2001            2002         2001(1)
                                                                    ----            ----            ----         -------
SMALL COMPANY (NUMBER OF SHARES)
Shares sold                                                        7,791,909       11,561,624       10,973           671
Shares issued as reinvestment of dividends                                --          712,985           --            --
Shares redeemed                                                   (4,020,159)      (8,247,035)      (1,210)           --
                                                                ------------    -------------     --------       -------
Net increase in shares outstanding                                 3,771,750        4,027,574        9,763           671
                                                                ============    =============     ========       =======
SMALL COMPANY ($)
Shares sold                                                     $126,769,419    $ 186,364,546     $178,407       $10,000
Shares issued as reinvestment of dividends                                --       11,443,412           --            --
Shares redeemed                                                  (65,187,576)    (130,621,184)     (20,025)           --
                                                                ------------    -------------     --------       -------
Net increase                                                    $ 61,581,843    $  67,186,774     $158,382       $10,000
                                                                ============    =============     ========       =======

                                                                       CLASS R SHARES                 CLASS S SHARES
                                                                ----------------------------    --------------------------
                                                                 SIX MONTHS         YEAR        SIX MONTHS       PERIOD
                                                                   ENDED           ENDED          ENDED          ENDED
                                                                  JUNE 30       DECEMBER 31,     JUNE 30,     DECEMBER 31,
                                                                    2002            2001           2002         2001(1)
                                                                    ----            ----           ----         -------
TECHNOLOGY (NUMBER OF SHARES)
Shares sold                                                        9,872,405     14,490,361            --         2,551
Shares redeemed                                                   (7,252,138)    (8,201,840)           --            --
                                                                ------------    ------------     --------       -------
Net increase in shares outstanding                                 2,620,267      6,288,521            --         2,551
                                                                ============    ============     ========       =======
TECHNOLOGY ($)
Shares sold                                                     $ 42,524,814    $70,289,570      $     --       $10,000
Shares redeemed                                                  (30,302,420)   (37,309,341)           --            --
                                                                ------------    ------------     --------       -------
Net increase                                                    $ 12,222,394    $32,980,229      $     --       $10,000
                                                                ============    ============     ========       =======

                                                                       CLASS R SHARES                 CLASS S SHARES
                                                                ----------------------------    --------------------------
                                                                 SIX MONTHS         YEAR        SIX MONTHS       PERIOD
                                                                   ENDED           ENDED          ENDED          ENDED
                                                                  JUNE 30,      DECEMBER 31,     JUNE 30,     DECEMBER 31,
                                                                    2002            2001           2002         2001(2)
                                                                    ----            ----           ----         -------
VALUE OPPORTUNITY (NUMBER OF SHARES)
Shares sold                                                        4,200,586      9,865,146        69,106         24,347
Shares issued as reinvestment of dividends                                --        563,859                           --
Shares redeemed                                                     (623,542)    (1,443,189)       (1,222)        (1,164)
                                                                ------------    ------------     --------       --------
Net increase in shares outstanding                                 3,577,044      8,985,816        67,884         23,183
                                                                ============    ============     ========       ========
VALUE OPPORTUNITY ($)
Shares sold                                                     $ 54,353,524    $141,808,283     $883,227       $323,701
Shares issued as reinvestment of dividends                                --      8,283,087            --             --
Shares redeemed                                                   (8,126,604)   (19,608,503)      (15,605)       (14,725)
                                                                ------------    ------------     --------       --------
Net increase                                                    $ 46,226,920    $130,482,867     $867,622       $308,976
                                                                ============    ============     ========       ========

------------------

(1) Class S commenced offering of shares on November 1, 2001.

(2) Class S commenced offering of shares on July 16, 2001.

--------------------------------------------------------------------------------


                                                                       CLASS R SHARES
                                                                -----------------------------
                                                                 SIX MONTHS         YEAR
                                                                   ENDED            ENDED
                                                                  JUNE 30,      DECEMBER 31,
                                                                    2002            2001
                                                                    ----            ----
BALANCED (NUMBER OF SHARES)
Shares sold                                                          824,236        1,876,995
Shares issued as reinvestment of dividends                                --        7,859,279
Shares redeemed                                                   (5,853,965)     (10,783,611)
                                                                ------------    -------------
Net decrease in shares outstanding                                (5,029,729)      (1,047,337)
                                                                ============    =============
BALANCED ($)
Shares sold                                                     $  9,835,376    $  23,722,014
Shares issued as reinvestment of dividends                                --       96,749,161
Shares redeemed                                                  (69,543,581)    (133,598,351)
                                                                ------------    -------------
Net decrease                                                    $(59,708,205)   $ (13,127,176)
                                                                ============    =============

                                                                        CLASS R SHARES
                                                                ------------------------------
                                                                 SIX MONTHS          YEAR
                                                                    ENDED            ENDED
                                                                  JUNE 30,       DECEMBER 31,
                                                                    2002             2001
                                                                    ----             ----
GROWTH AND INCOME (NUMBER OF SHARES)
Shares sold                                                           963,872        3,787,554
Shares issued as reinvestment of dividends                                 --        2,086,247
Shares redeemed                                                   (20,113,720)     (40,566,220)
                                                                -------------    -------------
Net decrease in shares outstanding                                (19,149,848)     (34,692,419)
                                                                =============    =============
GROWTH AND INCOME ($)
Shares sold                                                     $  18,349,381    $  76,916,986
Shares issued as reinvestment of dividends                                 --       40,514,731
Shares redeemed                                                  (378,585,053)    (846,837,453)
                                                                -------------    -------------
Net decrease                                                    $(360,235,672)   $(729,405,736)
                                                                =============    =============

                                                                       CLASS R SHARES            CLASS S SHARES
                                                                -----------------------------    --------------
                                                                 SIX MONTHS         YEAR             PERIOD
                                                                   ENDED            ENDED            ENDED
                                                                  JUNE 30,      DECEMBER 31,        JUNE 30,
                                                                    2002            2001            2002(1)
                                                                    ----            ----            -------
BOND (NUMBER OF SHARES)
Shares sold                                                        2,790,712       23,487,819         450,974
Shares issued as reinvestment of dividends                                --        4,397,753              --
Shares redeemed                                                   (5,114,249)      (5,226,170)       (142,406)
                                                                ------------    -------------     -----------
Net increase (decrease) in shares outstanding                     (2,323,537)      22,659,402         308,568
                                                                ============    =============     ===========
BOND ($)
Shares sold                                                     $ 36,604,251    $ 312,081,094     $ 5,956,394
Shares issued as reinvestment of dividends                                --       56,753,565              --
Shares redeemed                                                  (66,536,288)     (69,989,795)     (1,865,178)
                                                                ------------    -------------     -----------
Net increase (decrease)                                         $(29,932,037)   $ 298,844,864     $ 4,091,216
                                                                ============    =============     ===========

------------------

(1) Class S commenced offering of shares on May 5, 2002.

--------------------------------------------------------------------------------


                                                                          CLASS R SHARES
                                                                ----------------------------------
                                                                  SIX MONTHS            YEAR
                                                                     ENDED              ENDED
                                                                   JUNE 30,         DECEMBER 31,
                                                                     2002               2001
                                                                     ----               ----
MONEY MARKET (NUMBER OF SHARES)
Shares sold                                                         101,221,522        181,433,412
Shares issued as reinvestment of dividends                            4,467,825          5,442,986
Shares redeemed                                                    (105,835,192)      (160,797,942)
                                                                ---------------    ---------------
Net increase (decrease) in shares outstanding                          (145,845)        26,078,456
                                                                ===============    ===============
MONEY MARKET ($)
Shares sold                                                     $ 1,307,024,297    $ 2,378,249,423
Shares issued as reinvestment of dividends                           57,317,722         69,787,785
Shares redeemed                                                  (1,367,036,906)    (2,109,404,400)
                                                                ---------------    ---------------
Net increase (decrease)                                         $    (2,694,887)   $   338,632,808
                                                                ===============    ===============

NOTE 10 -- FORWARD FOREIGN CURRENCY CONTRACTS

At June 30, 2002 the following forward foreign currency contracts were outstanding for the VP Growth and Income Portfolio.

                                                                  NET UNREALIZED
                           SETTLEMENT   IN EXCHANGE               APPRECIATION/
   CURRENCY      BUY/SELL     DATE          FOR        VALUE $    (DEPRECIATION)
   --------      --------     ----          ---        -------    --------------
Japanese Yen                               USD
JPY 372,113,100    Sell    07/01/02     2,820,000     3,105,431      (285,431)
Japanese Yen                               USD
JPY 374,693,400    Sell    07/01/02     2,820,000     3,126,965      (306,965)
Japanese Yen                               USD
JPY 487,664,480    Sell    07/01/02     3,811,248     4,069,753      (258,505)
Japanese Yen                               USD
JPY 746,806,500    Buy     07/01/02     6,691,255     6,232,399       541,144
Japanese Yen                               USD
JPY 244,935,800    Buy     07/01/02     1,880,000     2,044,088       164,088
Japanese Yen                               USD
JPY 242,728,680    Buy     07/01/02     1,880,000     2,025,669       145,669
                                                                    ---------
                                                                    $      --
                                                                    =========

ING VP
INTERNATIONAL
EQUITY
PORTFOLIO

            PORTFOLIO OF INVESTMENTS as of June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------


Shares                                                     Value
--------------------------------------------------------------------
COMMON STOCK: 93.61%
                               AUSTRALIA: 1.59%
               11,400          CSL Ltd.                 $   206,519
               90,300          Orica Ltd.                   486,485
                                                        -----------
                               TOTAL AUSTRALIA              693,004
                                                        -----------
                               BELGIUM: 0.36%
                2,200          Solvay SA                    158,079
                                                        -----------
                               TOTAL BELGIUM                158,079
                                                        -----------
                               CANADA: 0.51%
                7,700    @     Biovail Corp.                222,992
                                                        -----------
                               TOTAL CANADA                 222,992
                                                        -----------
                               FINLAND: 1.55%
               30,000          Nokia OYJ ADR                434,400
               64,000          Sonera OYJ                   242,864
                                                        -----------
                               TOTAL FINLAND                677,264
                                                        -----------
                               FRANCE: 15.35%
                9,000          Accor SA                     364,326
               21,700          Air France                   362,537
               15,100          Aventis SA                 1,067,878
               22,300          AXA                          407,070
               13,400          BNP Paribas                  739,632
               10,800          Bouygues                     301,148
                8,300    @     Business Objects SA ADR      233,230
                6,700          Dassault Systemes SA         305,428
                6,000          Michelin (C.G.D.E.)          242,647
                5,500          Sanofi-Synthelabo SA         333,938
               18,900    @     Thomson Multimedia SA        446,159
                4,948          TotalFinaElf SA              801,778
               10,400          Vivendi Environnement        320,336
               35,700          Vivendi Universal SA         769,907
                                                        -----------
                               TOTAL FRANCE               6,696,014
                                                        -----------
                               GERMANY: 4.24%
                2,600          Allianz AG                   519,714
                4,700          Altana AG                    236,260
               10,700          Bayerische Motoren
                                Werke AG                    440,315
               12,400          Deutsche Lufthansa AG        173,553
                5,833          Gehe AG                      247,220
                1,000          Muenchener
                                Rueckversicherungs AG       236,063
                                                        -----------
                               TOTAL GERMANY              1,853,125
                                                        -----------
                               HONG KONG: 1.04%
              295,000          Cathay Pacific Airways
                                Ltd.                        451,970
                                                        -----------
                               TOTAL HONG KONG              451,970
                                                        -----------
                               IRELAND: 1.59%
               22,600          Anglo Irish Bank Corp.
                                PLC                         145,460
               20,600          Bank of Ireland              255,429
               17,900          CRH PLC                      291,112
                                                        -----------
                               TOTAL IRELAND                692,001
                                                        -----------
                               ISRAEL: 2.23%
               14,600          Teva Pharmaceutical
                                Industries ADR              974,988
                                                        -----------
                               TOTAL ISRAEL                 974,988
                                                        -----------

Shares                                                     Value
--------------------------------------------------------------------
                               ITALY: 5.93%
               52,100          ENI-Ente Nazionale
                                Idrocarburi S.p.A.      $   826,773
               72,200          IntesaBci S.p.A.             219,897
               81,400          Mediaset S.p.A.              629,018
               65,500          Telecom Italia S.p.A.        511,961
               89,100          UniCredito Italiano
                                S.p.A.                      402,222
                                                        -----------
                               TOTAL ITALY                2,589,871
                                                        -----------
                               JAPAN: 18.09%
                5,000          Aeon Co. Ltd.                133,511
               10,000          Alps Electric Co. Ltd.       126,335
               21,000          Bridgestone Corp.            289,136
                8,000          Canon, Inc.                  302,403
               45,000          Dai Nippon Printing Co.
                                Ltd.                        597,422
               18,300          Denso Corp.                  286,014
               18,700          Eisai Co. Ltd.               480,607
                3,800          Funai Electric Co. Ltd.      469,292
               13,600          Honda Motor Co. Ltd.         551,535
               57,000          Konica Corp.                 368,616
               33,000          Mitsui & Co. Ltd.            220,844
               71,000          Mitsui Chemicals, Inc.       354,882
                   51          Nippon Telegraph &
                                Telephone Corp.             209,805
               87,000          Nissan Motor Co. Ltd.        602,553
                7,500          Nitto Denko Corp.            245,953
                  110          NTT DoCoMo, Inc.             270,778
               21,100    @     Sega Corp.                   507,076
               11,900          Shin-Etsu Chemical Co.
                                Ltd.                        511,390
               26,000          Shiseido Co. Ltd.            346,696
                9,600          Sony Corp.                   507,076
               77,000          Sumitomo Mitsui Banking
                                Corp.                       375,876
                2,900          TDK Corp.                    136,966
                                                        -----------
                               TOTAL JAPAN                7,894,766
                                                        -----------
                               NETHERLANDS: 4.37%
                5,300          Akzo Nobel NV                230,324
               50,300    @     Crucell                      233,513
               15,300          Koninklijke Philips
                                Electronics NV              426,324
              217,800          Royal KPN NV               1,017,557
                                                        -----------
                               TOTAL NETHERLANDS          1,907,718
                                                        -----------
                               NORWAY: 2.25%
              520,000    @     Kvaerner ASA                 470,063
               43,700          Tandberg ASA                 514,124
                                                        -----------
                               TOTAL NORWAY                 984,187
                                                        -----------
                               SINGAPORE: 1.56%
               37,200    @     Flextronics
                                International Ltd.          265,236
              179,000          Keppel Corp. Ltd.            417,540
                                                        -----------
                               TOTAL SINGAPORE              682,776
                                                        -----------
                               SOUTH KOREA: 0.98%
                2,600          Samsung Electronics GDR      177,450
               10,100          SK Telecom ADR               250,379
                                                        -----------
                               TOTAL SOUTH KOREA            427,829
                                                        -----------
                               SPAIN: 2.97%
               70,800          Amadeus Global Travel
                                Distribution                452,200
               48,200          Banco Santander Central
                                Hispano SA                  381,967
               15,000          Endesa SA                    217,484
                9,000          Grupo Ferrovial SA           244,924
                                                        -----------
                               TOTAL SPAIN                1,296,575
                                                        -----------

Shares                                                     Value
--------------------------------------------------------------------
                               SWEDEN: 3.86%
               13,200          Electrolux AB            $   265,785
               74,400          Eniro AB                     569,344
               14,500    @     Modern Times Group AB        192,018
                2,300          Nobel Biocare AB             153,788
               14,200          Svenska Cellulosa AB         504,022
                                                        -----------
                               TOTAL SWEDEN               1,684,957
                                                        -----------
                               SWITZERLAND: 5.35%
                4,500    @     Actelion Ltd.                162,912
               11,200          Credit Suisse Group          354,787
                6,400    @     Logitech International
                                SA                          296,916
                2,880          Nestle SA                    669,992
               16,950          UBS AG                       850,568
                                                        -----------
                               TOTAL SWITZERLAND          2,335,175
                                                        -----------
                               TAIWAN: 1.63%
               54,890    @     Taiwan Semiconductor
                                Manufacturing Co. Ltd.
                                ADR                         713,570
                                                        -----------
                               TOTAL TAIWAN                 713,570
                                                        -----------
                               UNITED KINGDOM: 18.16%
               43,100          3i Group PLC                 449,831
               84,200          Aegis Group PLC              115,225
               56,800          Amvescap PLC                 462,908
               15,100          Anglo American PLC           251,189
               34,700    @     British Sky
                                Broadcasting PLC            332,797
              133,500          BT Group PLC                 512,956
               69,400          Galen Holdings PLC           489,407
               17,600          GlaxoSmithKline PLC ADR      759,264
               81,000          Lattice Group PLC            211,193
               50,600          Lloyds TSB Group PLC         503,805
               55,400          Man Group PLC                870,053
               22,100          Northern Rock PLC            229,645
               73,700          P&O Princess Cruises
                                PLC                         466,352
               57,800          Rentokil Initial PLC         235,309
               15,900          Shell Transport &
                                Trading Co. PLC ADR         715,659
               17,400    @     Shire Pharmaceuticals
                                PLC ADR                     449,094
               42,300          United Business Media
                                PLC                         280,562
              431,641          Vodafone Group PLC           592,330
                                                        -----------
                               TOTAL UNITED KINGDOM       7,927,579
                                                        -----------
                               Total Common Stock
                                (Cost $41,566,981)       40,864,440
                                                        -----------
PREFERRED STOCK: 0.43%
                               GERMANY: 0.43%
                  400          Porsche AG                   189,245
                                                        -----------
                               TOTAL GERMANY                189,245
                                                        -----------
                               Total Preferred Stock
                                (Cost $176,419)             189,245
                                                        -----------
                               Total Long-Term
                                Investments
                                (Cost $41,743,400)       41,053,685
                                                        -----------

                 See Accompanying Notes to Financial Statements

ING VP
INTERNATIONAL
EQUITY
PORTFOLIO

      PORTFOLIO OF INVESTMENTS as of June 30, 2002 (Unaudited) (Continued)
--------------------------------------------------------------------------------


      Principal
       Amount                                            Value
------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 5.75%
                        U.S. GOVERNMENT OBLIGATIONS:
                         5.75%
     $2,511,000         FHLB Discount Note,
                         1.900%, due
                         07/01/02                     $ 2,511,000
                                                      -----------
                        TOTAL U.S.
                         GOVERNMENT
                         OBLIGATIONS                    2,511,000
                                                      -----------
                        Total Short-Term
                         Investments (Cost
                         $2,511,000)                    2,511,000
                                                      -----------
                        TOTAL INVESTMENTS
                         IN SECURITIES
                         (COST
                         $44,254,400)*        99.79%  $43,564,685
                        OTHER ASSETS AND
                         LIABILITIES-NET       0.21%       91,419
                                             -------  -----------
                          NET ASSETS         100.00%  $43,656,104
                                             =======  ===========

 @  Non-income producing security
 ADR American Depository Receipt
 * Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

                        Gross Unrealized
                         Appreciation                   $ 2,403,697
                        Gross Unrealized
                         Depreciation                    (3,093,412)
                                                        -----------
                        Net Unrealized
                         Depreciation                   $  (689,715)
                                                        ===========

                 See Accompanying Notes to Financial Statements

ING VP
INTERNATIONAL
EQUITY
PORTFOLIO

      PORTFOLIO OF INVESTMENTS as of June 30, 2002 (Unaudited) (Continued)
--------------------------------------------------------------------------------


                                   Percentage of
           Industry                 Net Assets
------------------------------------------------
Advertising                             0.26%
Airlines                                2.26%
Auto Manufacturers                      4.09%
Auto Parts & Equipment                  1.87%
Banks                                  10.23%
Biotechnology                           0.53%
Building Materials                      0.67%
Chemicals                               3.44%
Commercial Services                     1.91%
Computers                               0.99%
Cosmetics/Personal Care                 0.79%
Distribution/Wholesale                  0.51%
Diversified Financial Services          3.05%
Electric                                0.50%
Electrical Equipment                    1.07%

                                   Percentage of
           Industry                 Net Assets
------------------------------------------------
Electronics                             1.88%
Engineering & Construction              1.25%
Food                                    1.53%
Forest Products & Paper                 1.15%
Gas                                     0.48%
Healthcare-Products                     0.36%
Holding Companies-Diversified           0.96%
Home Furnishings                        2.79%
Insurance                               2.66%
Leisure Time                            1.07%
Lodging                                 0.83%
Media                                   6.35%
Mining                                  0.58%
Miscellaneous Manufacturing             1.96%
Office/Business Equipment               0.69%

                                   Percentage of
           Industry                 Net Assets
------------------------------------------------
Oil & Gas                               6.45%
Pharmaceuticals                        12.90%
Retail                                  0.31%
Semiconductors                          2.04%
Software                                1.23%
Sovereign                               5.75%
Telecommunications                     10.44%
Toys/Games/Hobbies                      1.16%
Transportation                          1.04%
Venture Capital                         1.03%
Water                                   0.73%
Other Assets and Liabilities,
 Net                                    0.21%
                                      ------
NET ASSETS                            100.00%
                                      ======

                 See Accompanying Notes to Financial Statements

ING VP
GROWTH
PORTFOLIO

            PORTFOLIO OF INVESTMENTS as of June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------


       Shares                                          Value
----------------------------------------------------------------
COMMON STOCK: 99.87%
                              AEROSPACE/DEFENSE: 2.12%
               43,500    @    Alliant
                               Techsystems, Inc.   $  2,775,300
               35,000         United Technologies
                               Corp.                  2,376,500
                                                   ------------
                                                      5,151,800
                                                   ------------
                              AGRICULTURE: 0.69%
               38,300         Philip Morris Cos.,
                               Inc.                   1,672,944
                                                   ------------
                              AUTO PARTS & EQUIPMENT: 1.03%
               54,200    @    Lear Corp.              2,506,750
                                                   ------------
                              BANKS: 1.99%
               34,700         Bank of America
                               Corp.                  2,441,492
               35,700         Fifth Third Bancorp     2,379,405
                                                   ------------
                                                      4,820,897
                                                   ------------
                              BEVERAGES: 6.44%
               93,100         Coca-Cola Co.           5,213,600
               89,300    @    Constellation
                               Brands, Inc.           2,857,600
               75,800         Pepsi Bottling
                               Group, Inc.            2,334,640
              108,600         PepsiCo, Inc.           5,234,520
                                                   ------------
                                                     15,640,360
                                                   ------------
                              BIOTECHNOLOGY: 1.69%
              183,800    @    Immunex Corp.           4,106,092
                                                   ------------
                              CHEMICALS: 0.97%
               58,300         Rohm & Haas Co.         2,360,567
                                                   ------------
                              COMPUTERS: 3.60%
               65,000    @    Affiliated Computer
                               Services, Inc.         3,086,200
              216,000    @    Dell Computer Corp.     5,646,240
                                                   ------------
                                                      8,732,440
                                                   ------------
                              COSMETICS/PERSONAL CARE: 1.87%
               50,800         Procter & Gamble
                               Co.                    4,536,440
                                                   ------------
                              DIVERSIFIED FINANCIAL
                               SERVICES: 5.10%
               66,900         Capital One
                               Financial Corp.        4,084,245
               28,900         Citigroup, Inc.         1,119,875
               49,100         Freddie Mac             3,004,920
               31,100         Goldman Sachs
                               Group, Inc.            2,281,185
               46,900         Merrill Lynch &
                               Co., Inc.              1,899,450
                                                   ------------
                                                     12,389,675
                                                   ------------
                              ENTERTAINMENT: 0.25%
               25,700    @    Regal Entertainment
                               Group                    599,324
                                                   ------------
                              HAND/MACHINE TOOLS: 1.56%
               78,700         Black & Decker
                               Corp.                  3,793,340
                                                   ------------

       Shares                                          Value
----------------------------------------------------------------
                              HEALTHCARE -- PRODUCTS: 8.98%
               76,700    @    Guidant Corp.        $  2,318,641
               64,400    @    Henry Schein, Inc.      2,865,800
              164,600         Johnson & Johnson       8,601,996
               58,900    @    St. Jude Medical,
                               Inc.                   4,349,765
               90,000    @    Varian Medical
                               Systems, Inc.          3,649,500
                                                   ------------
                                                     21,785,702
                                                   ------------
                              HEALTHCARE -- SERVICES: 2.67%
               65,000    @    Anthem, Inc.            4,386,200
               44,900    @    Oxford Health Plans     2,086,054
                                                   ------------
                                                      6,472,254
                                                   ------------
                              INSURANCE: 3.59%
               78,900         Metlife, Inc.           2,272,320
              151,600    @    Travelers Property
                               Casualty Corp.         2,683,320
              113,900   @,@@  Willis Group
                               Holdings Ltd.          3,748,449
                                                   ------------
                                                      8,704,089
                                                   ------------
                              INTERNET: 2.83%
               34,200    @    Expedia, Inc.           2,027,718
              251,700    @    Network Associates,
                               Inc.                   4,850,259
                                                   ------------
                                                      6,877,977
                                                   ------------
                              MEDIA: 1.22%
               39,000         Gannett Co., Inc.       2,960,100
                                                   ------------
                              MISCELLANEOUS
                               MANUFACTURING: 7.79%
              530,000         General Electric
                               Co.                   15,396,500
               29,900    @    SPX Corp.               3,513,250
                                                   ------------
                                                     18,909,750
                                                   ------------
                              OIL & GAS: 3.49%
               61,900         Anadarko Petroleum
                               Corp.                  3,051,670
              101,000         ENSCO
                               International,
                               Inc.                   2,753,260
              123,200         Ocean Energy, Inc.      2,669,744
                                                   ------------
                                                      8,474,674
                                                   ------------
                              PHARMACEUTICALS: 8.88%
              130,500         Bristol-Myers
                               Squibb Co.             3,353,850
               32,900    @    Forest
                               Laboratories, Inc.     2,329,320
              108,400         Mylan Laboratories      3,398,340
              356,200         Pfizer, Inc.           12,467,000
                                                   ------------
                                                     21,548,510
                                                   ------------
                              RETAIL: 11.28%
               81,950    @    Best Buy Co., Inc.      2,974,785
               60,600    @    Dollar Tree Stores,
                               Inc.                   2,388,246
              226,400         Home Depot, Inc.        8,315,672
              121,100         Ltd. Brands             2,579,430
              148,900    @    Office Depot, Inc.      2,501,520
              156,900         Wal-Mart Stores,
                               Inc.                   8,631,069
                                                   ------------
                                                     27,390,722
                                                   ------------

       Shares                                          Value
----------------------------------------------------------------
                              SEMICONDUCTORS: 6.36%
               98,800    @    Applied Materials,
                               Inc.                $  1,879,176
              146,500    @    Fairchild
                               Semiconductor
                               International,
                               Inc.                   3,559,950
              377,100         Intel Corp.             6,889,617
              131,100         Texas Instruments,
                               Inc.                   3,107,070
                                                   ------------
                                                     15,435,813
                                                   ------------
                              SOFTWARE: 11.91%
               72,100    @    Electronic Arts,
                               Inc.                   4,762,205
              126,000         First Data Corp.        4,687,200
              125,200    @    Intuit, Inc.            6,224,944
              241,800    @    Microsoft Corp.        13,226,460
                                                   ------------
                                                     28,900,809
                                                   ------------
                              TELECOMMUNICATIONS: 3.56%
              619,500    @    Cisco Systems, Inc.     8,642,025
                                                   ------------
                                                      8,642,025
                                                   ------------
                              Total Common Stock
                               (Cost
                               $267,653,661)        242,413,054
                                                   ------------

      Principal
       Amount                                            Value
------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 3.22%
     $7,828,000         FHLMC Discount
                         Note, 1.900%, due
                         07/01/02                    $  7,828,000
                                                     ------------
                        Total Short-Term
                         Investments (Cost
                         $7,828,000)                    7,828,000
                                                     ------------
                        TOTAL INVESTMENTS
                         IN SECURITIES
                         (COST
                         $275,481,661)*     103.09%  $250,241,054
                        OTHER ASSETS AND
                         LIABILITIES-NET     -3.09%    (7,503,913)
                                            -------  ------------
                        NET ASSETS          100.00%  $242,737,141
                                            =======  ============

@   Non-income producing security
@@  Foreign Issuer
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

                        Gross Unrealized
                         Appreciation                  $  7,091,153
                        Gross Unrealized
                         Depreciation                   (32,331,760)
                                                       ------------
                        Net Unrealized
                         Depreciation                  $(25,240,607)
                                                       ============

                 See Accompanying Notes to Financial Statements

ING VP
SMALL COMPANY
PORTFOLIO

            PORTFOLIO OF INVESTMENTS as of June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------


       Shares                                           Value
-----------------------------------------------------------------
COMMON STOCK: 92.82%
                                AEROSPACE/DEFENSE: 1.24%
              105,000     @     Triumph Group,
                                 Inc.               $  4,683,000
                                                    ------------
                                AIRLINES: 0.37%
              150,000     @     Mesa Air Group,
                                 Inc.                  1,380,000
                                                    ------------
                                APPAREL: 0.43%
              100,000     @     Gymboree Corp.         1,602,000
                                                    ------------
                                AUTO PARTS & EQUIPMENT: 1.07%
               90,000     @     Aftermarket
                                 Technology Corp.      1,754,100
               77,000     @     American Axle &
                                 Manufacturing
                                 Holdings, Inc.        2,289,980
                                                    ------------
                                                       4,044,080
                                                    ------------
                                BANKS: 5.31%
               44,900           BSB Bancorp, Inc.      1,197,932
               76,900           Chittenden Corp.       2,228,562
               66,500           Citizens Banking
                                 Corp.                 1,927,170
               60,000           Community First
                                 Bankshares, Inc.      1,565,400
               85,000           FNB Corp.              2,334,100
               58,827           Independent Bank
                                 Corp.                 1,346,550
               82,800           Irwin Financial
                                 Corp.                 1,664,280
              101,900     @     Local Financial
                                 Corp.                 1,661,989
               29,175           Pacific Northwest
                                 Bancorp                 913,761
               56,000           Provident
                                 Bankshares Corp.      1,326,640
               84,600           R&G Financial
                                 Corp.                 2,005,866
              119,000           Republic Bancorp,
                                 Inc.                  1,777,860
                                                    ------------
                                                      19,950,110
                                                    ------------
                                BEVERAGES: 0.92%
              101,500     @     Robert Mondavi         3,474,345
                                                    ------------
                                BIOTECHNOLOGY: 2.77%
              100,000     @     Bio-Rad
                                 Laboratories,
                                 Inc.                  4,551,000
              166,450     @     Charles River
                                 Laboratories
                                 International,
                                 Inc.                  5,834,073
                                                    ------------
                                                      10,385,073
                                                    ------------
                                BUILDING MATERIALS: 0.71%
               85,000           Texas Industries,
                                 Inc.                  2,676,650
                                                    ------------
                                CHEMICALS: 0.63%
               75,000     @     Cytec Industries,
                                 Inc.                  2,358,000
                                                    ------------

       Shares                                           Value
-----------------------------------------------------------------
                                COMMERCIAL SERVICES: 1.79%
              125,000     @     Corporate
                                 Executive Board
                                 Co.                $  4,281,250
               91,600     @     Right Management
                                 Consultants           2,408,988
                                                    ------------
                                                       6,690,238
                                                    ------------
                                COMPUTERS: 4.06%
              115,000     @     CACI
                                 International,
                                 Inc.                  4,391,850
               37,100     @     Cognizant
                                 Technology
                                 Solutions Corp.       1,994,125
              360,800     @     Concurrent
                                 Computer Corp.        1,677,720
               95,050           Factset Research
                                 Systems, Inc.         2,829,639
              110,400     @     Intergraph Corp.       1,925,398
               75,000     @     Pomeroy Computer
                                 Resources             1,093,500
              100,000     @     Systems & Computer
                                 Technology Corp.      1,351,000
                                                    ------------
                                                      15,263,232
                                                    ------------
                                DISTRIBUTION/WHOLESALE: 2.37%
               90,000     @     Daisytek
                                 International
                                 Corp.                 1,526,400
              110,000           Hughes Supply,
                                 Inc.                  4,939,000
               88,700     @     SCP Pool Corp.         2,462,312
                                                    ------------
                                                       8,927,712
                                                    ------------
                                DIVERSIFIED FINANCIAL SERVICES:
                                 2.21%
               65,000           Jefferies Group,
                                 Inc.                  2,736,500
              159,743           New Century
                                 Financial Corp.       5,586,213
                                                    ------------
                                                       8,322,713
                                                    ------------
                                ELECTRIC: 0.47%
               43,000           WPS Resources
                                 Corp.                 1,755,690
                                                    ------------
                                ELECTRICAL EQUIPMENT: 1.04%
              105,000           Ametek, Inc.           3,911,250
                                                    ------------
                                ELECTRONICS: 4.77%
              140,000     @     Benchmark
                                 Electronics, Inc.     4,060,000
              140,000     @     Fisher Scientific
                                 International         3,920,000
               75,700     @     Flir Systems, Inc.     3,177,129
              150,000     @     Invision
                                 Technologies,
                                 Inc.                  3,604,500
              100,000     @     OSI Systems, Inc.      1,983,000
              150,400     @     Sonic Solutions,
                                 Inc.                  1,195,530
                                                    ------------
                                                      17,940,159
                                                    ------------
                                ENGINEERING & CONSTRUCTION: 0.56%
               75,000     @     URS Corp.              2,100,000
                                                    ------------

       Shares                                           Value
-----------------------------------------------------------------
                                ENTERTAINMENT: 1.13%
              298,100     @     AMC Entertainment,
                                 Inc.               $  4,233,020
                                                    ------------
                                ENVIRONMENTAL CONTROL: 0.93%
               98,800     @     Stericycle, Inc.       3,498,508
                                                    ------------
                                FOOD: 2.30%
              179,900           Fleming Cos., Inc.     3,265,185
              125,000     @@    Fresh Del Monte
                                 Produce               3,125,000
              100,000           Sensient
                                 Technologies
                                 Corp.                 2,276,000
                                                    ------------
                                                       8,666,185
                                                    ------------
                                FOREST PRODUCTS & PAPER: 0.63%
              130,000           Rock-Tenn Co.          2,385,500
                                                    ------------
                                HAND/MACHINE TOOLS: 1.12%
              115,000           Kennametal, Inc.       4,209,000
                                                    ------------
                                HEALTHCARE -- PRODUCTS: 2.80%
              120,000     @     Conmed Corp.           2,679,600
               49,300     @     CTI Molecular
                                 Imaging, Inc.         1,130,942
               50,300     @     Endocare, Inc.           664,463
               90,000     @     Ocular Sciences,
                                 Inc.                  2,385,000
              108,400     @     Respironics, Inc.      3,691,020
                                                    ------------
                                                      10,551,025
                                                    ------------
                                HEALTHCARE -- SERVICES: 0.77%
               65,000     @     American Medical
                                 Security Group,
                                 Inc.                  1,556,100
               90,000     @     Radiologix, Inc.       1,359,000
                                                    ------------
                                                       2,915,100
                                                    ------------
                                HOME BUILDERS: 3.08%
               79,100     @     Beazer Homes USA,
                                 Inc.                  6,328,000
              150,000           Standard-Pacific
                                 Corp.                 5,262,000
                                                    ------------
                                                      11,590,000
                                                    ------------
                                HOME FURNISHINGS: 0.23%
               60,000     @     Salton, Inc.             861,000
                                                    ------------
                                HOUSEHOLD PRODUCTS/WARES: 0.90%
              125,000     @     Yankee Candle Co,
                                 Inc.                  3,386,250
                                                    ------------
                                INSURANCE: 1.42%
              108,000           AmerUs Group Co.       4,006,800
               65,000           Stewart
                                 Information
                                 Services Corp.        1,335,750
                                                    ------------
                                                       5,342,550
                                                    ------------
                                INTERNET: 2.27%
              600,000    @,@@   Chinadotcom Corp.      1,632,000
              200,500     @     Overture Services,
                                 Inc.                  5,008,490
               75,000     @     Websense, Inc.         1,917,750
                                                    ------------
                                                       8,558,240
                                                    ------------
                                LEISURE TIME: 1.46%
              180,000     @     Nautilus Group,
                                 Inc.                  5,508,000
                                                    ------------

                 See Accompanying Notes to Financial Statements

ING VP
SMALL COMPANY
PORTFOLIO

      PORTFOLIO OF INVESTMENTS as of June 30, 2002 (Unaudited) (Continued)
--------------------------------------------------------------------------------


       Shares                                           Value
-----------------------------------------------------------------
                                LODGING: 1.35%
               71,000     @     Ameristar Casinos,
                                 Inc.               $  2,063,260
              210,000     @     Boyd Gaming Corp.      3,024,000
                                                    ------------
                                                       5,087,260
                                                    ------------
                                MEDIA: 0.58%
              265,000     @     Charter
                                 Communications,
                                 Inc.                  1,081,200
              109,800     @     Spanish
                                 Broadcasting
                                 System                1,098,000
                                                    ------------
                                                       2,179,200
                                                    ------------
                                METAL FABRICATE/HARDWARE: 2.62%
              120,000           Quanex Corp.           5,244,000
              150,000     @     Shaw Group, Inc.       4,605,000
                                                    ------------
                                                       9,849,000
                                                    ------------
                                MISCELLANEOUS MANUFACTURING:
                                 1.40%
               84,500     @     Griffon Corp.          1,529,450
              100,000           Harsco Corp.           3,750,000
                                                    ------------
                                                       5,279,450
                                                    ------------
                                OFFICE/BUSINESS EQUIPMENT: 0.56%
              110,000     @     Global Imaging
                                 Systems, Inc.         2,088,900
                                                    ------------
                                OIL & GAS: 1.04%
              106,250           Patina Oil & Gas
                                 Corp.                 2,914,438
               66,400     @     Southwestern
                                 Energy Co.            1,008,616
                                                    ------------
                                                       3,923,054
                                                    ------------
                                OIL & GAS SERVICES: 0.80%
              112,000     @     Oceaneering Intl.,
                                 Inc.                  3,024,000
                                                    ------------
                                PHARMACEUTICALS: 3.06%
               70,000           D&K Healthcare
                                 Resources, Inc.       2,468,200
               59,400     @     Perrigo Co.              772,200
              173,100     @     Pharmaceutical
                                 Resources, Inc.       4,808,718
              150,000     @     Sangstat Medical
                                 Corp.                 3,447,000
                                                    ------------
                                                      11,496,118
                                                    ------------
                                REITS: 7.92%
              110,100           CBL & Associates
                                 Properties, Inc.      4,459,050
              100,000           Chelsea Property
                                 Group, Inc.           3,345,000
               86,825           Equity One, Inc.       1,215,550
              125,000           Glenborough Realty
                                 Trust, Inc.           2,962,500
              112,600           Heritage Property
                                 Investment Trust      3,007,546
              110,000           IRT Property Co.       1,386,000
               54,800           Macerich Co.           1,698,800
              201,600           Reckson Associates
                                 Realty Corp.          5,019,840
              115,000           SL Green Realty
                                 Corp.                 4,099,750
               90,000           Washington Real
                                 Estate Investment
                                 Trust                 2,601,000
                                                    ------------
                                                      29,795,036
                                                    ------------

       Shares                                           Value
-----------------------------------------------------------------
                                RETAIL: 8.17%
              225,000     @     AnnTaylor Stores
                                 Corp.              $  5,712,750
              150,700     @     Hollywood
                                 Entertainment
                                 Corp.                 3,116,476
              120,000     @     Jack in the Box,
                                 Inc.                  3,816,000
               77,000     @     Lithia Motors,
                                 Inc.                  2,072,840
              225,000     @     Movie Gallery,
                                 Inc.                  4,752,000
              186,600     @     Panera Bread Co.       6,432,102
               18,500     @     Rex Stores Corp.         253,450
              150,000     @     ShopKo Stores,
                                 Inc.                  3,030,000
               99,750     @     Steak N Shake Co.      1,561,088
                                                    ------------
                                                      30,746,706
                                                    ------------
                                SAVINGS & LOANS: 3.08%
              150,000           BankAtlantic
                                 Bancorp, Inc.         1,860,000
              125,000           Commercial Federal
                                 Corp.                 3,625,000
               65,700           FirstFed America
                                 Bancorp               1,563,660
               51,000     @     FirstFed Financial
                                 Corp.                 1,479,000
              130,000           Flagstar Bancorp,
                                 Inc.                  3,003,000
                3,800     @     Sterling Financial
                                 Corp.                    75,582
                                                    ------------
                                                      11,606,242
                                                    ------------
                                SEMICONDUCTORS: 4.00%
               25,700     @     Artisan
                                 Components, Inc.        231,300
              335,000     @     ESS Technology         5,875,900
              125,000     @     Omnivision
                                 Technologies,
                                 Inc.                  1,793,750
              109,200     @     Varian
                                 Semiconductor
                                 Equipment
                                 Associates, Inc.      3,705,156
              150,000     @     Zoran Corp.            3,436,500
                                                    ------------
                                                      15,042,606
                                                    ------------

       Shares                                           Value
-----------------------------------------------------------------
                                SOFTWARE: 3.52%
              200,000     @     Borland Software
                                 Corp.              $  2,060,000
              117,900           Inter-Tel, Inc.        2,017,269
              225,000     @     NETIQ Corp.            5,091,750
              168,400     @     Retek, Inc.            4,092,120
                                                    ------------
                                                      13,261,139
                                                    ------------
                                TELECOMMUNICATIONS: 2.11%
               54,000     @     Commonwealth
                                 Telephone
                                 Enterprises, Inc.     2,172,960
              140,000     @     Intrado, Inc.          2,710,400
              218,600     @     Metro One
                                Telecommunications     3,051,654
                                                    ------------
                                                       7,935,014
                                                    ------------
                                TOYS/GAMES/HOBBIES: 0.60%
               71,600     @     Action Performance
                                 Cos., Inc.            2,262,560
                                                    ------------
                                TRANSPORTATION: 2.25%
              118,000     @     Offshore
                                 Logistics, Inc.       2,819,020
               40,000           Roadway Corp.          1,437,200
              130,000     @     Yellow Corp.           4,212,000
                                                    ------------
                                                       8,468,220
                                                    ------------

                                Total Common Stock
                                 (Cost
                                 $350,333,122)       349,213,135
                                                    ------------

                 See Accompanying Notes to Financial Statements

ING VP
SMALL COMPANY
PORTFOLIO

      PORTFOLIO OF INVESTMENTS as of June 30, 2002 (Unaudited) (Continued)
--------------------------------------------------------------------------------


      Principal
       Amount                                           Value
-----------------------------------------------------------------
SHORT-TERM INVESTMENTS: 7.20%
     $27,099,000        FHLMC Discount Note,
                         1.900%, due 07/01/02       $ 27,099,000
                                                    ------------
                        Total Short-Term
                         Investments
                         (Cost $27,099,000)           27,099,000
                                                    ------------
                        TOTAL INVESTMENTS
                         IN SECURITIES
                         (COST
                         $377,432,122)*    100.02%  $376,312,135
                        OTHER ASSETS AND
                         LIABILITIES-NET    -0.02%       (84,571)
                                           -------  ------------
                        NET ASSETS         100.00%  $376,227,564
                                           =======  ============

@   Non-income producing security
@@  Foreign Issuer
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

                        Gross Unrealized
                         Appreciation                  $ 16,006,080
                        Gross Unrealized
                         Depreciation                   (17,126,067)
                                                       ------------
                        Net Unrealized
                         Depreciation                  $ (1,119,987)
                                                       ============

Information concerning open futures contracts at June 30, 2002 is shown below:

LONG CONTRACTS  NO. OF CONTRACTS   NOTIONAL MARKET VALUE   EXPIRATION DATE   UNREALIZED GAIN
--------------  ----------------   ---------------------   ---------------   ---------------
Russell 2000           32               $ 7,413,600            Sep-02            $35,686
Russell 2000           48                11,120,400            Sep-02             50,105
                                        -----------                              -------
                                        $18,534,000                              $85,791
                                        ===========                              =======

                 See Accompanying Notes to Financial Statements

ING VP
TECHNOLOGY
PORTFOLIO

            PORTFOLIO OF INVESTMENTS as of June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------


       Shares                                            Value
------------------------------------------------------------------
COMMON STOCK: 83.75%
                               COMMERCIAL SERVICES: 2.05%
               58,450   @,@@   Accenture Ltd.         $ 1,110,550
                                                      -----------
                                                        1,110,550
                                                      -----------
                               COMPUTERS: 14.09%
               26,050    @     Affiliated Computer
                                Services, Inc.          1,236,854
                  700    @     Anteon Intl. Corp.          17,696
               43,100    @     Cadence Design
                                Systems, Inc.             694,772
               45,200          Computer Sciences
                                Corp.                   2,160,560
               99,750    @     Dell Computer Corp.      2,607,465
               60,000          Hewlett-Packard Co.        916,800
                                                      -----------
                                                        7,634,147
                                                      -----------
                               DISTRIBUTION/WHOLESALE: 2.13%
               42,600    @     Ingram Micro, Inc.         585,750
               15,000    @     Tech Data Corp.            567,750
                                                      -----------
                                                        1,153,500
                                                      -----------
                               ELECTRONICS: 7.02%
               38,100   @,@@   Celestica, Inc.            865,251
              167,500   @,@@   Flextronics Intl.
                                Ltd.                    1,194,275
              100,600    @     Sanmina-SCI Corp.          634,786
               50,250    @     Vishay
                                Intertechnology,
                                Inc.                    1,105,500
                                                      -----------
                                                        3,799,812
                                                      -----------
                               INTERNET: 4.95%
               17,100    @     Expedia, Inc.            1,013,859
               86,550    @     Network Associates,
                                Inc.                    1,667,819
                                                      -----------
                                                        2,681,678
                                                      -----------
                               MEDIA: 2.51%
               92,250          AOL Time Warner, Inc.    1,356,998
                                                      -----------
                               RETAIL: 4.88%
               24,525    @     Best Buy Co., Inc.         890,258
               37,450    @     CDW Computer Centers,
                                Inc.                    1,753,035
                                                      -----------
                                                        2,643,293
                                                      -----------
                               SEMICONDUCTORS: 27.87%
               56,750    @     Altera Corp.               771,800
               94,000    @     Applied Materials,
                                Inc.                    1,787,880
              103,600   @,@@   ASML Holding NV ADR      1,566,432
               52,500    @     Integrated Device
                                Technology, Inc.          952,350
               88,350          Intel Corp.              1,614,155
               84,550    @     Lam Research Corp.       1,520,209
               37,250   @,@@   Marvell Technology
                                Group Ltd.                740,903
               55,400          Micron Technology,
                                Inc.                    1,120,188
               39,700    @     Novellus Systems,
                                Inc.                    1,349,800
              156,915   @,@@   Taiwan Semiconductor
                                Manufacturing Co.
                                Ltd. ADR                2,039,895
               45,250          Texas Instruments,
                                Inc.                    1,072,425
               24,850    @     Xilinx, Inc.               557,386
                                                      -----------
                                                       15,093,423
                                                      -----------

       Shares                                            Value
------------------------------------------------------------------
                               SOFTWARE: 13.05%
               37,150          Adobe Systems, Inc.    $ 1,058,775
               71,850    @     BMC Software, Inc.       1,192,710
               51,550    @     Intuit, Inc.             2,563,066
               36,300    @     Mercury Interactive
                                Corp.                     833,445
               26,000    @     Microsoft Corp.          1,422,200
                                                      -----------
                                                        7,070,196
                                                      -----------
                               TELECOMMUNICATIONS: 5.20%
              121,300    @     Cisco Systems, Inc.      1,692,135
               40,950    @     Qualcom, Inc.            1,125,715
                                                      -----------
                                                        2,817,850
                                                      -----------
                               Total Common Stock
                                (Cost $55,143,852)     45,361,447
                                                      -----------

      Principal
       Amount                                            Value
------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 16.32%
                        REPURCHASE
                         AGREEMENT: 16.32%
     $8,839,000         State Street
                         Repurchase
                         Agreement, 1.830%,
                         due 07/01/02,
                         $8,840,348 to be
                         received upon
                         repurchase
                         (Collateralized by
                         $8,905,000 U.S.
                         Treasury Note,
                         2.750% due
                         09/30/03                     $ 8,839,000
                                                      -----------
                        Total Short-Term
                         Investments
                         (Cost $8,839,000)              8,839,000
                                                      -----------
                        TOTAL INVESTMENTS
                         IN SECURITIES
                         (COST
                         $63,982,852)*       100.07%  $54,200,447
                        OTHER ASSETS AND
                         LIABILITIES-NET      -0.07%      (36,246)
                                             -------  -----------
                        NET ASSETS           100.00%  $54,164,201
                                             =======  ===========

@    Non-income producing security
@@   Foreign Issuer
ADR American Depository Receipt
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

                        Gross Unrealized
                         Appreciation                  $  3,595,782
                        Gross Unrealized
                         Depreciation                   (13,378,187)
                                                       ------------
                        Net Unrealized
                         Depreciation                  $ (9,782,405)
                                                       ============

                 See Accompanying Notes to Financial Statements

ING VP
VALUE OPPORTUNITY
PORTFOLIO

            PORTFOLIO OF INVESTMENTS as of June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------


       Shares                                            Value
------------------------------------------------------------------
COMMON STOCK: 97.14%
                               AEROSPACE/DEFENSE: 4.06%
              140,300          Lockheed Martin
                                Corp.                $  9,750,850
                                                     ------------
                               APPAREL: 1.09%
               47,800    @     Coach, Inc.              2,624,220
                                                     ------------
                               AUTO PARTS & EQUIPMENT: 1.85%
              240,200          Dana Corp.               4,450,906
                                                     ------------
                               BANKS: 5.12%
               77,800          Bank of America
                                Corp.                   5,474,008
              176,900          Bank One Corp.           6,807,112
                                                     ------------
                                                       12,281,120
                                                     ------------
                               BEVERAGES: 4.17%
              121,700          Pepsi Bottling
                                Group, Inc.             3,748,360
              129,900          PepsiCo, Inc.            6,261,180
                                                     ------------
                                                       10,009,540
                                                     ------------
                               BIOTECHNOLOGY: 1.31%
              140,700    @     Immunex Corp.            3,143,238
                                                     ------------
                               COSMETICS/PERSONAL
                                CARE: 1.93%
               52,000          Procter & Gamble Co.     4,643,600
                                                     ------------
                               DIVERSIFIED FINANCIAL
                                SERVICES: 9.50%
               59,600          Bear Stearns Cos.,
                                Inc.                    3,647,520
               65,800          Capital One
                                Financial Corp.         4,017,090
              215,066          Citigroup, Inc.          8,333,808
               49,800          Fannie Mae               3,672,750
               77,200          Merrill Lynch & Co.,
                                Inc.                    3,126,600
                                                     ------------
                                                       22,797,768
                                                     ------------
                               ELECTRIC: 1.31%
              175,700          PG&E Corp.               3,143,273
                                                     ------------
                               ELECTRONICS: 1.21%
               35,600          Johnson Controls,
                                Inc.                    2,905,316
                                                     ------------
                               ENTERTAINMENT: 0.22%
               22,500    @     Regal Entertainment
                                Group                     524,700
                                                     ------------
                               ENVIRONMENTAL CONTROL: 1.40%
              128,800          Waste Management,
                                Inc.                    3,355,240
                                                     ------------
                               FOOD: 2.75%
              161,300          Kraft Foods, Inc.        6,605,235
                                                     ------------
                               HAND/MACHINE TOOLS: 2.39%
              119,100          Black & Decker Corp.     5,740,620
                                                     ------------

       Shares                                            Value
------------------------------------------------------------------
                               HEALTHCARE -- PRODUCTS: 5.82%
               94,000          Johnson & Johnson     $  4,912,440
               41,300    @     St. Jude Medical,
                                Inc.                    3,050,005
              148,000    @     Varian Medical
                                Systems, Inc.           6,001,400
                                                     ------------
                                                       13,963,845
                                                     ------------
                               HEALTHCARE -- SERVICES: 2.54%
               90,400    @     Anthem, Inc.             6,100,192
                                                     ------------
                               INSURANCE: 1.09%
              147,900    @     Travelers Property
                                Casualty Corp.          2,617,830
                                                     ------------
                               INTERNET: 2.67%
               34,500    @     Expedia, Inc.            2,045,505
              226,800    @     Network Associates,
                                Inc.                    4,370,436
                                                     ------------
                                                        6,415,941
                                                     ------------
                               LODGING: 2.06%
              179,800    @     Mandalay Resort
                                Group                   4,957,086
                                                     ------------
                               MEDIA: 1.55%
              164,300          Belo Corp.               3,714,823
                                                     ------------
                               MINING: 1.51%
              138,100          Newmont Mining Corp.
                                Holding Co.             3,636,173
                                                     ------------
                               MISCELLANEOUS
                                MANUFACTURING: 6.54%
              264,000          General Electric Co.     7,669,200
               77,100          Pentair, Inc.            3,706,968
               36,700    @     SPX Corp.                4,312,250
                                                     ------------
                                                       15,688,418
                                                     ------------
                               OIL & GAS: 6.96%
               53,100          Amerada Hess Corp.       4,380,750
              103,600          Devon Energy Corp.       5,105,408
              176,400          Exxon Mobil Corp.        7,218,288
                                                     ------------
                                                       16,704,446
                                                     ------------
                               PHARMACEUTICALS: 6.43%
              120,100          Bristol-Myers Squibb
                                Co.                     3,086,570
              154,000          Pfizer, Inc.             5,390,000
              135,900          Wyeth                    6,958,080
                                                     ------------
                                                       15,434,650
                                                     ------------
                               RETAIL: 7.02%
               61,100    @     Dollar Tree Stores,
                                Inc.                    2,407,951
              148,100          Home Depot, Inc.         5,439,713
              304,400    @     Office Depot, Inc.       5,113,920
               71,800          Sears Roebuck and
                                Co.                     3,898,740
                                                     ------------
                                                       16,860,324
                                                     ------------

       Shares                                            Value
------------------------------------------------------------------
                               SEMICONDUCTORS: 5.21%
              249,500          Intel Corp.           $  4,558,365
              176,900    @     National
                                Semiconductor Corp.     5,160,173
              118,200          Texas Instruments,
                                Inc.                    2,801,340
                                                     ------------
                                                       12,519,878
                                                     ------------
                               SOFTWARE: 7.88%
              128,600          First Data Corp.         4,783,920
               86,200    @     Intuit, Inc.             4,285,863
              180,000    @     Microsoft Corp.          9,846,000
                                                     ------------
                                                       18,915,783
                                                     ------------
                               TELECOMMUNICATIONS: 1.55%
               92,600          Verizon
                                Communications,
                                Inc.                    3,717,890
                                                     ------------
                               Total Common Stock
                                 (Cost
                                $248,293,643)         233,222,905
                                                     ------------

      Principal
       Amount                                            Value
------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 2.87%
     $6,890,000         FHLMC Discount Note,
                         1.900%, due 07/01/02        $  6,890,000
                                                     ------------
                        Total Short-Term
                         Investments
                         (Cost $6,890,000)              6,890,000
                                                     ------------
                        TOTAL INVESTMENTS
                         IN SECURITIES
                         (COST
                         $255,183,643)*     100.01%  $240,112,905
                        OTHER ASSETS AND
                         LIABILITIES-NET     -0.01%       (18,528)
                                            -------  ------------
                        NET ASSETS          100.00%  $240,094,377
                                            =======  ============

@   Non-income producing security
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

                        Gross Unrealized
                         Appreciation                  $  7,279,521
                        Gross Unrealized
                         Depreciation                   (22,350,259)
                                                       ------------
                        Net Unrealized
                         Depreciation                  $(15,070,738)
                                                       ============

                 See Accompanying Notes to Financial Statements

ING VP
BALANCED
PORTFOLIO

            PORTFOLIO OF INVESTMENTS as of June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------


       Shares                                        Value
---------------------------------------------------------------
COMMON STOCK: 57.98%
                              AEROSPACE/DEFENSE: 0.56%
               35,250    @    Alliant
                               Techsystems,
                               Inc.              $    2,248,950
               42,450         Lockheed Martin
                               Corp.                  2,950,275
               42,650         United
                               Technologies
                               Corp.                  2,895,935
                                                 --------------
                                                      8,095,160
                                                 --------------
                              AIRLINES: 0.13%
              205,900    @    Mesa Air Group,
                               Inc                    1,894,280
                                                 --------------
                              APPAREL: 0.73%
               65,350    @    Jones Apparel
                               Group, Inc.            2,450,625
               76,000         Nike, Inc.              4,077,400
               60,200    @    Reebok
                               International
                               Ltd.                   1,775,900
               56,700         VF Corp.                2,223,207
                                                 --------------
                                                     10,527,132
                                                 --------------
                              AUTO MANUFACTURERS: 0.75%
              347,050         Ford Motor Co.          5,552,800
               45,100         General Motors
                               Corp.                  2,410,595
               64,400         Paccar, Inc.            2,858,716
                                                 --------------
                                                     10,822,111
                                                 --------------
                              AUTO PARTS & EQUIPMENT: 1.04%
               64,700    @    American Axle &
                               Manufacturing
                               Holdings, Inc.         1,924,178
               70,100         Cooper Tire &
                               Rubber Co.             1,440,555
              117,600    @    Dura Automotive
                               Systems, Inc.          2,440,200
               90,300         Goodyear Tire &
                               Rubber Co.             1,689,513
               48,500    @    Lear Corp.              2,243,125
              155,900    @    Tower Automotive,
                               Inc.                   2,174,805
               53,200         TRW, Inc.               3,031,336
                                                 --------------
                                                     14,943,712
                                                 --------------
                              BANKS: 2.79%
              233,400         Bank of America
                               Corp.                 16,422,024
              105,950         Bank One Corp.          4,076,956
               93,350         Union Planters
                               Corp.                  3,021,740
              171,950         US Bancorp              4,015,033
              128,100         Wachovia Corp           4,890,858
              158,800         Wells Fargo & Co.       7,949,528
                                                 --------------
                                                     40,376,139
                                                 --------------
                              BEVERAGES: 1.71%
               79,750         Anheuser-Busch
                               Cos., Inc.             3,987,500
              230,300         Coca-Cola Co.          12,896,800
              163,600         PepsiCo, Inc.           7,885,520
                                                 --------------
                                                     24,769,820
                                                 --------------
                              BUILDING MATERIALS: 0.30%
              161,750         Masco Corp.             4,385,043
                                                 --------------

       Shares                                        Value
---------------------------------------------------------------
                              CHEMICALS: 0.73%
               81,000         Dow Chemical Co.   $    2,784,780
               92,450         Du Pont (E.I.) de
                               Nemours & Co.          4,104,780
               63,600         Praxair, Inc.           3,623,292
                                                 --------------
                                                     10,512,852
                                                 --------------
                              COMMERCIAL SERVICES: 0.38%
               52,850         Deluxe Corp.            2,055,337
               80,900         Equifax, Inc.           2,184,300
               20,600    @    Rent-A-Center,
                               Inc.                   1,195,006
                                                 --------------
                                                      5,434,643
                                                 --------------
                              COMPUTERS: 2.46%
               45,900    @    Affiliated
                               Computer
                               Services, Inc.         2,179,332
               62,100    @    Computer Sciences
                               Corp.                  2,968,380
              141,200    @    Concurrent
                               Computer Corp.           656,580
              377,950    @    Dell Computer
                               Corp.                  9,879,613
              234,800         Hewlett-Packard
                               Co.                    3,587,744
              133,250         International
                               Business
                               Machines Corp.         9,594,000
              166,800    @    Network
                               Appliance, Inc.        2,074,992
               76,500         Reynolds &
                               Reynolds Co.           2,138,175
               44,475    @    Synopsys, Inc.          2,437,675
                                                 --------------
                                                     35,516,491
                                                 --------------
                              COSMETICS/PERSONAL CARE: 1.18%
              190,400         Procter & Gamble
                               Co.                   17,002,720
                                                 --------------
                              DISTRIBUTION/WHOLESALE: 0.60%
               81,200         Genuine Parts Co.       2,831,444
               47,650         Hughes Supply,
                               Inc.                   2,139,485
               29,400    @    Scansource, Inc.        1,805,454
               51,975    @    Tech Data Corp.         1,967,254
                                                 --------------
                                                      8,743,637
                                                 --------------
                              DIVERSIFIED FINANCIAL
                               SERVICES: 4.94%
               37,550    @    Affiliated
                               Managers Group         2,309,325
              120,250         American Express
                               Co.                    4,367,480
               47,150         Bear Stearns
                               Cos., Inc.             2,885,580
               44,250         Charter Municipal
                               Mortgage
                               Acceptance Co.           791,190
              478,150         Citigroup, Inc.        18,528,313
               63,250         Countrywide
                               Credit, Inc.           3,051,813
              166,500         Fannie Mae             12,279,375
              139,450         Freddie Mac             8,534,340
              117,950         Household Intl.,
                               Inc.                   5,862,115

       Shares                                        Value
---------------------------------------------------------------
              348,600         JP Morgan Chase &
                               Co.               $   11,824,512
               28,650         New Century
                               Financial Corp.        1,001,891
                                                 --------------
                                                     71,435,934
                                                 --------------
                              ELECTRIC: 1.58%
               24,450         Dominion
                               Resources, Inc.        1,618,590
               75,100         Duke Energy Corp.       2,335,610
              189,650    @    Edison Intl.            3,224,050
               84,950         Entergy Corp.           3,605,279
              291,600    @    Mirant Corp.            2,128,680
              176,000    @    PG&E Corp.              3,148,640
               60,900         Pinnacle West
                               Capital Corp.          2,405,550
               10,500    @    Progress Energy,
                               Inc.                          --
              158,800         Reliant Energy,
                               Inc.                   2,683,720
               63,050         Southern Co.            1,727,570
                                                 --------------
                                                     22,877,689
                                                 --------------
                              ELECTRONICS: 0.52%
              111,500    @    Jabil Circuit,
                               Inc.                   2,353,765
               61,400         Parker Hannifin
                               Corp.                  2,934,306
              368,900    @    Solectron Corp.         2,268,735
                                                 --------------
                                                      7,556,806
                                                 --------------
                              ENGINEERING &
                               CONSTRUCTION: 0.15%
               55,950         Fluor Corp              2,179,253
                                                 --------------
                              ENTERTAINMENT: 0.48%
               75,350    @    Alliance Gaming
                               Corp.                    920,777
               67,600    @    Argosy Gaming Co.       1,919,840
               69,550    @    GTECH Holdings
                               Corp.                  1,776,307
               41,550    @    International
                               Game Technology        2,355,885
                                                 --------------
                                                      6,972,809
                                                 --------------
                              FOOD: 1.00%
              265,100         Archer-Daniels-
                               Midland Co.            3,390,629
              172,300         Conagra Foods,
                               Inc.                   4,764,095
              101,425    @@   Fresh Del Monte
                               Produce                2,535,625
               92,725    @    Smithfield Foods,
                               Inc.                   1,720,049
               84,750         Supervalu, Inc.         2,078,918
                                                 --------------
                                                     14,489,316
                                                 --------------
                              FOREST PRODUCTS & PAPER: 0.23%
               45,950         International
                               Paper Co.              2,002,501
               20,100         Weyerhaeuser Co.        1,283,385
                                                 --------------
                                                      3,285,886
                                                 --------------
                              GAS: 0.10%
               82,300         Northwestern
                               Corp.                  1,394,985
                                                 --------------

                 See Accompanying Notes to Financial Statements

ING VP
BALANCED
PORTFOLIO

      PORTFOLIO OF INVESTMENTS as of June 30, 2002 (Unaudited) (Continued)
--------------------------------------------------------------------------------


       Shares                                        Value
---------------------------------------------------------------
                              HEALTHCARE -- PRODUCTS: 2.49%
              101,000         Becton Dickinson
                               & Co.             $    3,479,450
               44,100         Cooper Cos., Inc.       2,077,110
               36,300         CR Bard, Inc.           2,053,854
               82,300    @    Edwards
                               Lifesciences
                               Corp.                  1,909,360
              120,850    @    Guidant Corp.           3,653,296
              276,650         Johnson & Johnson      14,457,729
               66,200    @    Merit Medical
                               Systems, Inc.          1,360,410
               75,600    @    Respironics, Inc.       2,574,180
               59,650    @    St. Jude Medical,
                               Inc.                   4,405,153
                                                 --------------
                                                     35,970,542
                                                 --------------
                              HEALTHCARE -- SERVICES: 1.40%
               66,900    @    Aetna, Inc.             3,209,193
               78,100    @    Health Net, Inc.        2,090,737
              283,800    @    Humana, Inc.            4,435,794
               71,050         UnitedHealth
                               Group, Inc.            6,504,628
               50,800    @    Wellpoint Health
                               Networks               3,952,748
                                                 --------------
                                                     20,193,100
                                                 --------------
                              HOME BUILDERS: 0.85%
               44,100         Centex Corp.            2,548,539
               89,825         DR Horton, Inc.         2,338,145
               95,800         KB Home                 4,934,658
               40,575         Lennar Corp.            2,483,190
                                                 --------------
                                                     12,304,532
                                                 --------------
                              HOME FURNISHINGS: 0.15%
               93,500         Leggett & Platt,
                               Inc.                   2,187,900
                                                 --------------
                              HOUSEHOLD PRODUCTS/WARES: 0.60%
              130,400         American
                               Greetings              2,172,464
               89,100         Clorox Co.              3,684,285
               50,100         Fortune Brands,
                               Inc.                   2,805,600
                                                 --------------
                                                      8,662,349
                                                 --------------
                              INSURANCE: 1.26%
               84,920         Fidelity National
                               Financial, Inc.        2,683,472
              101,500         First American
                               Corp.                  2,334,500
              190,600         Metlife, Inc.           5,489,280
               39,100         Old Republic
                               Intl. Corp.            1,231,650
               72,050         Progressive Corp.       4,168,093
               75,550         Safeco Corp.            2,333,740
                                                 --------------
                                                     18,240,735
                                                 --------------
                              INTERNET: 0.14%
               82,300    @    Overture
                               Services, Inc.         2,055,854
                                                 --------------
                              LEISURE TIME: 0.30%
              102,900    @    Bally Total
                               Fitness Holding
                               Corp.                  1,925,259
               78,250    @    Nautilus Group,
                               Inc.                   2,394,450
                                                 --------------
                                                      4,319,709
                                                 --------------

       Shares                                        Value
---------------------------------------------------------------
                              MACHINERY -- DIVERSIFIED: 0.28%
               84,400         Deere & Co.        $    4,042,760
                                                 --------------
                              MEDIA: 0.16%
               36,600         Knight-Ridder,
                               Inc.                   2,303,970
                                                 --------------
                              METAL FABRICATE/HARDWARE: 0.37%
               64,700         Precision
                               Castparts Corp.        2,135,100
               73,900         Quanex Corp.            3,229,430
                                                 --------------
                                                      5,364,530
                                                 --------------
                              MISCELLANEOUS MANUFACTURING:
                               2.82%
               34,950         3M Co.                  4,298,850
               54,750         Cooper Industries
                               Ltd.                   2,151,675
              923,550         General Electric
                               Co.                   26,829,128
               52,900    @    Griffon Corp.             957,490
               57,950         Harsco Corp.            2,173,125
               17,100    @    SPX Corp.               2,009,250
              170,700    @@   Tyco
                               International
                               Ltd.                   2,306,157
                                                 --------------
                                                     40,725,675
                                                 --------------
                              OFFICE/BUSINESS EQUIPMENT: 0.13%
              205,900         IKON Office
                               Solutions, Inc.        1,935,460
                                                 --------------
                              OIL & GAS: 3.31%
               85,200         Apache Corp.            4,897,296
              143,150         Chevron Texaco
                               Corp.                 12,668,775
               63,750         Frontier Oil
                               Corp.                  1,122,000
              175,950         Marathon Oil
                               Corp.                  4,771,764
              188,250         Occidental
                               Petroleum Corp.        5,645,618
              285,500    @@   Royal Dutch
                               Petroleum Co.         15,779,585
               47,100         Valero Energy
                               Corp.                  1,762,482
               57,950         XTO Energy, Inc.        1,193,770
                                                 --------------
                                                     47,841,290
                                                 --------------
                              OIL & GAS SERVICES: 0.11%
               49,275         Tidewater, Inc.         1,622,133
                                                 --------------
                              PACKAGING & CONTAINERS: 0.64%
               50,550         Ball Corp.              2,096,814
              152,900    @    Owens-Illinois,
                               Inc.                   2,100,846
              212,925    @    Pactiv Corp.            5,067,615
                                                 --------------
                                                      9,265,275
                                                 --------------

       Shares                                        Value
---------------------------------------------------------------
                              PHARMACEUTICALS: 3.16%
               29,550         AmerisourceBergen
                               Corp.             $    2,245,800
              101,800         Eli Lilly & Co.         5,741,520
               45,900    @    Express Scripts,
                               Inc.                   2,300,049
              131,400    @    King
                               Pharmaceuticals,
                               Inc.                   2,923,650
               35,300    @    Medicis
                               Pharmaceutical         1,509,428
              211,250         Merck & Co, Inc.       10,697,700
              579,050         Pfizer, Inc.           20,266,750
                                                 --------------
                                                     45,684,897
                                                 --------------
                              PIPELINES: 0.07%
               29,400         Equitable
                               Resources, Inc.        1,008,420
                                                 --------------
                              REITS: 0.15%
               21,725         General Growth
                               Properties, Inc.       1,107,975
               89,825         Host Marriott
                               Corp.                  1,015,023
                                                 --------------
                                                      2,122,998
                                                 --------------
                              RETAIL: 6.32%
               67,000    @    Autozone, Inc.          5,179,100
               86,250    @    Bed Bath &
                               Beyond, Inc.           3,255,075
               96,650    @    Best Buy Co, Inc.       3,508,395
               67,600         CBRL Group, Inc.        2,063,152
              114,200         Circuit City
                               Stores, Inc.           2,141,250
               93,900         Darden
                               Restaurants,
                               Inc.                   2,319,330
               57,400         Dillard's, Inc.         1,509,046
               26,800    @    Group 1
                               Automotive, Inc.       1,022,420
              309,100         Home Depot, Inc.       11,353,243
               73,500    @    Jack in the Box,
                               Inc.                   2,337,300
              125,800         JC Penney Co,
                               Inc.                   2,770,116
               27,150    @    Kohl's Corp.            1,902,672
              138,900         Lowe's Cos., Inc.       6,306,060
              164,100         Ltd. Brands             3,495,330
              103,100         McDonald's Corp.        2,933,195
              275,625    @    Office Depot,
                               Inc.                   4,630,500
               87,100         Radio Shack Corp.       2,618,226
               86,925    @    Sonic Automotive,
                               Inc.                   2,238,319
              169,800    @    Staples, Inc.           3,345,060
               74,200         Target Corp.            2,827,020
               88,200    @    United Auto
                               Group, Inc.            1,843,380
              340,750         Wal-Mart Stores,
                               Inc.                  18,744,658
              106,000    @    Yum! Brands, Inc.       3,100,500
                                                 --------------
                                                     91,443,347
                                                 --------------

                 See Accompanying Notes to Financial Statements

ING VP
BALANCED
PORTFOLIO

      PORTFOLIO OF INVESTMENTS as of June 30, 2002 (Unaudited) (Continued)
--------------------------------------------------------------------------------


       Shares                                        Value
---------------------------------------------------------------
                              SAVINGS & LOANS: 1.19%
               65,600         Astoria Financial
                               Corp.             $    2,102,480
               69,000         Bank Atlantic
                               Bancorp, Inc.            855,600
               88,200    @    FirstFed
                               Financial Corp.        2,557,800
              123,150         Flagstar Bancorp,
                               Inc.                   2,844,765
               56,600         Golden West
                               Financial Corp.        3,892,948
              217,350         Sovereign
                               Bancorp, Inc.          3,249,383
               46,375         Webster Financial
                               Corp.                  1,773,380
                                                 --------------
                                                     17,276,356
                                                 --------------
                              SEMICONDUCTORS: 2.61%
              164,900    @    Altera Corp.            2,242,640
              111,750    @    Analog Devices,
                               Inc.                   3,318,975
              304,050    @    Applied
                               Materials, Inc.        5,783,031
              117,600    @    ESS Technology          2,062,704
              520,550         Intel Corp.             9,510,449
               99,600         Linear Technology
                               Corp.                  3,130,428
               21,725         Microchip
                               Technology, Inc.         595,917
               78,400    @    National
                               Semiconductor
                               Corp.                  2,286,928
               51,500    @    QLogic Corp.            1,962,150
              289,250         Texas
                               Instruments,
                               Inc.                   6,855,225
                                                 --------------
                                                     37,748,447
                                                 --------------
                              SOFTWARE: 3.30%
               57,800         Automatic Data
                               Processing             2,517,190
               55,900    @    Certegy, Inc.           2,074,449
               71,350         First Data Corp.        2,654,220
              136,200         Inter-Tel, Inc.         2,330,382
              553,050    @    Microsoft Corp.        30,251,835
               84,050    @    NETIQ Corp.             1,902,052
              418,100    @    Oracle Corp.            3,959,407
              136,300    @    Peoplesoft, Inc.        2,028,144
                                                 --------------
                                                     47,717,679
                                                 --------------
                              TELECOMMUNICATIONS: 2.79%
              555,700    @    ADC
                               Telecommunications,
                               Inc.                   1,272,553
               49,050         Alltel Corp.            2,305,350
              100,650    @    Andrew Corp.            1,442,315
              161,200         CenturyTel, Inc.        4,755,400
              560,800    @    Cisco Systems,
                               Inc.                   7,823,160
               41,200    @    Commonwealth
                               Telephone
                               Enterprises,
                               Inc.                   1,657,888
              177,800         Motorola, Inc.          2,563,876
              459,700         Verizon
                               Communications,
                               Inc.                  18,456,955
                                                 --------------
                                                     40,277,497
                                                 --------------
                              TOBACCO: 0.60%
              199,350         Philip Morris
                               Cos., Inc.             8,707,608
                                                 --------------

       Shares                                        Value
---------------------------------------------------------------
                              TOYS/GAMES/HOBBIES: 0.42%
               48,400    @    Action
                               Performance
                               Cos., Inc.        $    1,529,440
              123,500         Hasbro, Inc.            1,674,660
              137,550         Mattel, Inc.            2,899,554
                                                 --------------
                                                      6,103,654
                                                 --------------
                              Total Common
                               Stock (Cost
                               $886,917,169)        838,343,135
                                                 --------------
      Principal
       Amount                                        Value
---------------------------------------------------------------
CORPORATE BONDS: 7.82%
                              AEROSPACE/DEFENSE: 0.24%
     $      1,200,000         Raytheon Co.,
                               6.150%, due
                               11/01/08          $    1,231,705
            1,340,000         United
                               Technologies
                               Corp., 7.125%,
                               due 11/15/10           1,348,480
              840,000         United
                               Technologies
                               Corp., 4.875%,
                               due 11/01/06             922,438
                                                 --------------
                                                      3,502,623
                                                 --------------
                              AUTO MANUFACTURERS: 0.25%
            1,225,000         Daimler Chrysler
                               NA Holding
                               Corp., 7.200%,
                               due 09/01/09           1,278,508
            1,540,000         Ford Motor Co.,
                               6.375%, due
                               02/01/29               1,254,495
            1,065,000         General Motors
                               Corp., 7.200%,
                               due 01/15/11           1,084,623
                                                 --------------
                                                      3,617,626
                                                 --------------
                              BANKS: 0.47%
            2,500,000         Bank of America
                               Corp., 6.375%,
                               due 02/15/08           2,634,965
            1,280,000         Wachovia Bank,
                               7.800%, due
                               08/18/10               1,432,703
            2,575,000         Wells Fargo &
                               Co., 6.375%, due
                               08/01/11               2,677,356
                                                 --------------
                                                      6,745,024
                                                 --------------
                              BEVERAGES: 0.24%
            2,245,000         Anheuser-Busch
                               Cos., Inc.,
                               5.625%, due
                               10/01/10               2,256,674
            1,205,000    #    Coors Brewing
                               Co., 6.375%, due
                               05/15/12               1,239,944
                                                 --------------
                                                      3,496,618
                                                 --------------
                              BUILDING MATERIALS: 0.04%
              490,000         CRH America,
                               Inc., 6.950%,
                               due 03/15/12             515,340
                                                 --------------
                              CHEMICALS: 0.11%
            1,435,000    @@   Potash Corp. of
                               Saskatchewan,
                               7.750%, due
                               05/31/11               1,597,852
                                                 --------------

      Principal
       Amount                                        Value
---------------------------------------------------------------
                              COMMERCIAL SERVICES: 0.10%
     $      1,415,000         Hertz Corp.
                               8.250%, due
                               06/01/05          $    1,499,911
                                                 --------------
                              COSMETICS/PERSONAL CARE: 0.06%
              815,000         Colgate-
                               Palmolive Co.,
                               5.980%, due
                               04/25/12                 836,413
                                                 --------------
                              DIVERSIFIED FINANCIAL SERVICES:
                               2.45%
              400,000         American Express
                               Credit Corp.,
                               4.250%, due
                               02/07/05                 404,958
              520,000         American General
                               Finance Corp.,
                               5.750%, due
                               03/15/07                 538,094
            1,135,000         Associates Corp.
                               Of N. America,
                               6.250%, due
                               11/01/08               1,192,031
            1,135,000         Boeing Capital
                               Corp.,
                               7.375%, due
                               09/27/10               1,249,991
            1,390,000    #    Bombardier
                               Capital, Inc.,
                               7.500%, due
                               10/17/05               1,490,055
            1,655,000    #    Bombardier
                               Capital, Inc.,
                               6.125%, due
                               06/29/06               1,700,513
            1,260,000         Caterpillar
                               Financial
                               Services Corp.,
                               2.191%, due
                               01/31/05               1,259,439
              575,000         Citigroup, Inc.,
                               6.750%, due
                               12/01/05                 618,131
              780,000         Citigroup, Inc.,
                               6.500%, due
                               01/18/11                 811,070
            2,835,000         Countrywide Home
                               Loans, Inc.,
                               2.640%, due
                               10/23/06               2,837,835
            4,440,000         Ford Motor Credit
                               Co.,
                               7.375, due
                               10/28/09               4,448,902
              530,000         Ford Motor Credit
                               Co.,
                               7.500%, due
                               03/15/05                 542,225
            1,485,000         Ford Motor Credit
                               Co.,
                               6.875%, due
                               02/01/06               1,553,020
            1,285,000         Ford Motor Credit
                               Co.,
                               3.815%, due
                               10/25/04               1,330,236

                 See Accompanying Notes to Financial Statements

ING VP
BALANCED
PORTFOLIO

      PORTFOLIO OF INVESTMENTS as of June 30, 2002 (Unaudited) (Continued)
--------------------------------------------------------------------------------


      Principal
       Amount                                        Value
---------------------------------------------------------------
     $      1,765,000         General Motors
                               Acceptance
                               Corp., 7.500%,
                               due 07/15/05      $    1,881,052
            2,130,000         General Motors
                               Acceptance
                               Corp., 7.250%,
                               due 03/02/11           2,174,707
            1,025,000         Household Finance
                               Corp.,                 1,019,213
            3,930,000         International
                               Lease Finance
                               Corp., 7.000%,
                               due 05/15/12           3,934,075
            1,065,000    #    Monumental Global
                               Funding II,
                               6.050%, due
                               01/19/06               1,122,390
              720,000         Morgan Stanley,
                               6.750%, due
                               04/15/11                 740,656
              600,000         Textron Financial
                               Corp., 7.125%,
                               due 12/09/04             631,803
                                                 --------------
                                                     35,453,822
                                                 --------------
                              ELECTRIC: 0.40%
              310,000         FirstEnergy
                               Corp., 5.500%,
                               due 11/15/06             303,401
            1,360,000         Florida Power &
                               Light Co.,
                               6.875%, due
                               12/01/05               1,450,981
            1,340,000         Georgia Power
                               Co., 4.875%, due
                               07/15/07               1,337,896
              555,000    #    Oncor Electric
                               Delivery Co.,
                               6.375%, due
                               05/01/12                 570,236
              235,000    #    Oncor Electric
                               Delivery Co.,
                               7.000%, due
                               05/01/32                 236,740
              870,000    #    PSEG Power, LLC,
                               6.950%, due
                               06/01/12                 874,560
              970,000         Wisconsin Energy
                               Corp., 5.500%,
                               due 12/01/08             973,636
                                                 --------------
                                                      5,747,450
                                                 --------------
                              FOOD: 0.34%
            1,410,000         Albertson's,
                               Inc., 7.500%,
                               due 02/15/11           1,537,683
            1,030,000         Conagra Foods,
                               Inc., 7.500%,
                               due 09/15/05           1,086,868
            1,025,000         Conagra Foods,
                               Inc., 6.7505,
                               due 09/15/11           1,110,273
            1,170,000         Kraft Foods,
                               Inc., 6.500%,
                               due 1/01/31            1,157,766
                                                 --------------
                                                      4,892,590
                                                 --------------

      Principal
       Amount                                        Value
---------------------------------------------------------------
                              FOREST PRODUCTS & PAPER: 0.06%
     $        825,000    #    Weyerhaeuser Co.,
                               6.750%, due
                               03/15/12          $      854,301
                                                 --------------
                              MEDIA: 0.07%
              925,000         Tele-
                               Communications-
                               TCI Group,
                               9.800%, due
                               02/01/12               1,007,035
                                                 --------------
                              MINING: 0.12%
            1,570,000         Alcoa, Inc.,
                               7.375%, due
                               08/01/10               1,744,688
                                                 --------------
                              MULTI-NATIONAL: 0.18%
            2,420,000    @@   Inter-American
                               Development
                               Bank, 6.750%,
                               due 07/15/27           2,552,093
                                                 --------------
                              OIL & GAS: 0.49%
              415,000         Apache Corp.,
                               6.250%, due
                               04/15/12                 428,431
            1,485,000   #,@@  Burlington
                               Resources
                               Finance Co.,
                               5.600%, due
                               12/01/06               1,515,686
            1,885,000         Conoco Funding
                               Co., 5.450%, due
                               10/15/06               1,954,300
            1,480,000         Conoco Funding
                               Co., 6.350%, due
                               10/15/11               1,516,156
              695,000         Occidental
                               Petroleum Corp.,
                               5.875%, due
                               01/15/07                 720,001
              880,000         Transocean, Inc.,
                               7.500%, due
                               04/15/31                 922,781
                                                 --------------
                                                      7,057,355
                                                 --------------
                              PIPELINES: 0.24%
              975,000         Consolidated
                               Natural Gas Co.,
                               6.850%, due
                               04/15/11               1,014,626
            1,410,000         Duke Energy Field
                               Services, LLC,
                               7.875%, due
                               01/15/07               1,496,454
              390,000         Kinder Morgan
                               Energy Partners
                               LP, 6.750%, due
                               03/15/11                 401,306
              615,000         Tennessee Gas
                               Pipeline Co.,
                               7.000%, due
                               10/15/28                 552,734
                                                 --------------
                                                      3,465,120
                                                 --------------

      Principal
       Amount                                        Value
---------------------------------------------------------------
                              REGIONAL (STATE/PROVINCE): 0.07%
     $        840,000    @@   Province of
                               Quebec, 7.500%,
                               due 09/15/29      $      961,823
                                                 --------------
                              RETAIL: 0.18%
              990,000         Sears Roebuck
                               Acceptance,
                               7.000%, due
                               06/01/32                 948,364
            1,640,000         Target Corp.,
                               5.875%, due
                               03/01/12               1,658,543
                                                 --------------
                                                      2,606,907
                                                 --------------
                              SOVEREIGN: 1.28%
           18,751,000    @@   Bundesschatzanweisungen,
                               4.750%, due
                               12/13/02              18,578,066
                                                 --------------
                              TELECOMMUNICATIONS: 0.14%
            3,345,000   @@,+  AT&T Canada,
                               Inc., 0/9.950%,
                               due 06/15/08             334,500
              195,000    #    AT&T Corp.,
                               6.500%, due
                               11/15/06                 153,075
              445,000    #    AT&T Corp.,
                               8.000%, due
                               11/15/31                 391,600
              860,000         Sprint Capital
                               Corp., 6.000%,
                               due 01/15/07             670,042
              260,000    @@   TELUS Corp.,
                               7.500%, due
                               06/01/07                 233,272
              292,000    @@   Vodafone Group
                               PLC, 7.750%, due
                               02/15/10                 310,473
                                                 --------------
                                                      2,092,962
                                                 --------------
                              TEXTILES: 0.07%
              980,000         Mohawk
                               Industries,
                               Inc., 7.200%,
                               due 04/15/12           1,040,570
                                                 --------------
                              TRANSPORTATION: 0.22%
            1,770,000         CSX Corp.,
                               6.750%, due
                               03/15/11               1,856,307
            1,300,000         Norfolk Southern
                               Corp., 6.200%,
                               due 04/15/09           1,344,896
                                                 --------------
                                                      3,201,203
                                                 --------------

                              Total Corporate
                               Bonds (Cost
                               $112,435,569)        113,067,392
                                                 --------------

                 See Accompanying Notes to Financial Statements

ING VP
BALANCED
PORTFOLIO

      PORTFOLIO OF INVESTMENTS as of June 30, 2002 (Unaudited) (Continued)
--------------------------------------------------------------------------------


      Principal
       Amount                                        Value
---------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS AND ASSET
BACKED SECURITIES: 3.46%
                              AGENCIES: 2.16%
     $     20,000,000         Freddie Mac,
                               6.000%, due
                               12/15/31          $   19,426,144
            9,000,000         Government
                               National
                               Mortgage
                               Association,
                               6.000%, due
                               11/20/31               8,767,403
            2,971,169         Vendee Mortgage
                               Trust, 6.750%,
                               due 11/15/14           3,055,579
                                                 --------------
                                                     31,249,126
                                                 --------------
                              COMMERCIAL MORTGAGE BACKED
                               SECURITIES: 0.80%
            3,600,000         First Union
                               National Bank,
                               6.136%, due
                               12/15/10               3,739,024
              500,000         GE Capital
                               Commercial
                               Mortgage Corp.,
                               6.531%, due
                               03/15/11                 529,706
            3,800,000         LB-UBS Commercial
                               Mortgage Trust,
                               6.133%, due
                               12/15/30               3,922,907
            3,000,000         LB-UBS Commercial
                               Mortgage Trust,
                               7.370%, due
                               08/15/26               3,340,155
                                                 --------------
                                                     11,531,792
                                                 --------------
                              OTHER ASSET BACKED
                               SECURITIES: 0.40%
            5,290,000         PP&L Transition
                               Bond Co., LLC,
                               7.050%, due
                               06/25/09               5,829,483
                                                 --------------
                              WHOLE LOAN COLLATERALIZED
                               MORTGAGE: 0.10%
            1,368,083         Bear Stearns
                               Adjustable Rate
                               Mortgage Trust         1,384,115
                                                 --------------

                              Total
                               Collateralized
                               Mortgage
                               Obligations and
                               Asset-Backed
                               Securities
                                (Cost
                               $47,830,814)          49,994,516
                                                 --------------

      Principal
       Amount                                        Value
---------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 15.88%
                              FEDERAL HOME LOAN MORTGAGE
                               ASSOCIATION: 1.02%
     $     14,360,000         5.750%, due
                               02/15/12          $   14,753,665
                                                 --------------
                              FEDERAL HOME LOAN MORTGAGE
                               CORPORATION: 1.78%
           21,290,000         6.000%, due
                               07/14/29              21,230,133
            4,416,094         6.500%, due
                               11/01/28               4,526,864
                                                 --------------
                                                     25,756,997
                                                 --------------
                              FEDERAL NATIONAL MORTGAGE
                               ASSOCIATION: 8.32%
           28,720,000         6.000%, due
                               07/01/29              28,630,250
           14,788,000         6.125%, due
                               03/15/12              15,649,090
           35,790,000         6.500%, due
                               07/01/29              36,472,229
            7,069,669         7.000%, due
                               01/01/30               7,333,553
            4,166,212         7.000%, due
                               06/01/31               4,325,414
            3,085,892         7.000%, due
                               11/01/29               3,201,076
            3,600,000         7.500%, due
                               07/15/32               3,776,623
            1,824,407         7.500%, due
                               10/01/30               1,915,622
            1,496,129         7.500%, due
                               10/01/30               1,570,931
            2,411,218         7.500%, due
                               11/01/30               2,531,771
            1,485,918         7.500%, due
                               11/01/30               1,560,209
            6,300,179         8.500%, due
                               01/01/25               6,793,902
            2,189,486         8.500%, due
                               11/01/23               2,363,500
            3,768,284         9.500%, due
                               10/01/16               4,176,780
                                                 --------------
                                                    120,300,950
                                                 --------------

      Principal
       Amount                                        Value
---------------------------------------------------------------
                              GOVERNMENT NATIONAL
                               MORTGAGE ASSOCIATION: 4.76%
     $        259,102         6.000%, due
                               12/20/29          $      265,412
              983,054         6.375%, due
                               04/20/28               1,000,290
           33,210,000         6.500%, due
                               07/15/32              33,863,838
            3,918,135         7.000%, due
                               10/15/24               4,103,897
            1,679,709         7.000%, due
                               10/15/24               1,759,345
            1,028,577         7.000%, due
                               11/15/24               1,077,548
            3,617,163         7.500%, due
                               09/15/24               3,789,275
            3,301,585         7.500%, due
                               11/20/30               3,474,933
           11,333,432         7.500%, due
                               12/15/23              12,062,852
              547,848         8.000%, due
                               07/15/24                 587,232
            6,345,123         8.000%, due
                               12/15/17               6,847,092
                                                 --------------
                                                     68,831,714
                                                 --------------
                              Total U.S.
                               Government
                               Agency
                               Obligations
                               (Cost
                               $224,842,693)        229,643,326
                                                 --------------
U.S. TREASURY OBLIGATIONS: 7.96%
                              U.S. TREASURY BONDS: 1.16%
           11,071,000         5.375%, due
                               02/15/31              10,840,934
            3,069,000         6.250%, due
                               05/15/30               3,324,470
            1,000,000         8.125%, due
                               05/15/21               1,289,355
            1,000,000         8.125%, due
                               08/15/21               1,290,448
                                                 --------------
                                                     16,745,207
                                                 --------------

                 See Accompanying Notes to Financial Statements

ING VP
BALANCED
PORTFOLIO

      PORTFOLIO OF INVESTMENTS as of June 30, 2002 (Unaudited) (Continued)
--------------------------------------------------------------------------------


      Principal
       Amount                                        Value
---------------------------------------------------------------
                              U.S. TREASURY NOTES: 6.80%
     $     10,860,000         3.000%, due
                               02/31/04          $   10,930,818
            4,699,000         3.375%, due
                               04/30/04               4,748,574
           25,869,000         3.500%, due
                               11/15/06              25,408,221
            2,105,000         3.625%, due
                               03/31/04               2,137,543
            4,037,000         4.375%, due
                               05/15/07               4,092,509
            1,555,000         4.750%, due
                               02/15/04               1,608,629
            1,990,000         4.750%, due
                               11/15/08               2,026,407
           23,871,000         4.875%, due
                               02/15/12              23,960,516
            2,421,000         5.000%, due
                               02/15/11               2,461,978
            3,986,000         5.000%, due
                               08/15/11               4,041,362
            3,837,000         5.625%, due
                               05/15/08               4,095,399
              557,000         5.875%, due
                               11/15/04                 591,986
            9,045,000         6.125%, due
                               08/31/02               9,111,915
            1,045,000         6.500%, due
                               08/15/05               1,138,070
            1,860,000         6.625%, due
                               05/15/07               2,068,313
                                                 --------------
                                                     98,422,240
                                                 --------------
                              Total U.S.
                               Treasury
                               Obligations
                               (Cost
                               $113,541,600)        115,167,447
                                                 --------------

                              Total Long-Term
                               Investments
                               (Cost
                               $1,385,567,845)    1,346,215,816
                                                 --------------

      Principal
       Amount                                          Value
-----------------------------------------------------------------
SHORT-TERM INVESTMENTS: 15.28%
                        COMMERCIAL PAPERS: 13.90%
     $54,889,000        Dakota-Citibank, 2.050%,
                         due 07/01/02              $   54,889,000
      25,000,000        Deere & Co., 2.030%, due
                         07/23/02                      24,968,986
      45,000,000        Duke Capital Corp.,
                         2.150%, due 07/01/02          45,000,000
      15,000,000        Federal Farm Credit Bank,
                         1.730%, due 10/01/02          15,000,000
      15,000,000        General Motors Accept
                         Co., 3.986%, due
                         08/04/03                      14,942,400
      46,217,000        Peco Energy Co., 2.120%,
                         due 07/01/02                  46,217,000
                                                   --------------
                                                      201,017,386
                                                   --------------
                        STUDENT LOAN MARKETING
                         ASSOCIATION: 1.38%
      20,000,000        1.618%, due 7/18/02            20,000,000
                                                   --------------
                        Total Short-Term
                         Investments
                         (Cost $221,074,986)          221,017,386
                                                   --------------
                        TOTAL INVESTMENTS
                         IN SECURITIES
                         (COST
                        $1,606,642,831)*  108.38%  $1,567,233,202
                        OTHER ASSETS AND
                         LIABILITIES-NET   -8.38%    (121,245,004)
                                          -------  --------------
                        NET ASSETS        100.00%  $1,445,988,198
                                          =======  ==============

@   Non-income producing security
@@  Foreign Issuer
# Securities purchased pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
+ Step-up basis bonds. Interest rates shown reflect current and future coupon rates.
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

                        Gross Unrealized
                         Appreciation                $   37,948,453
                        Gross Unrealized
                         Depreciation                   (77,358,082)
                                                     --------------
                        Net Unrealized
                         Depreciation                $  (39,409,629)
                                                     ==============

Information concerning the following open swap contract at June 30, 2002 is shown below:

SWAP COUNTER PARTY           MERRILL LYNCH CAPITAL SERVICES (MLCS)
Notional Principal:          $16,810,000
Fund will Pay:               Notional amount times (3 months LIBOR plus 0.95%) times
                             actual days divided by 360.
Effective LIBOR rate:        2.0375%
Fund will receive:           Notional amount times Index Return(1). Positive amounts are paid to the Fund. The absolute value of negative amounts are paid to MLCS.
Index:                       Merrill Lynch High Yield Master Index
Payment Date:                Quarterly on the 2nd
Net unrealized gain/(loss):  $(1,120,243)
Termination date:            July 2, 2002

(1) Index return calculation: (Ending Index Level -- Starting Index Level)/Starting Index Level.

                 See Accompanying Notes to Financial Statements

ING VP
GROWTH AND
INCOME
PORTFOLIO

            PORTFOLIO OF INVESTMENTS as of June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------


       Shares                                       Value
--------------------------------------------------------------
COMMON STOCK: 97.38%
                               AEROSPACE/DEFENSE: 2.11%
              350,000          General
                                Dynamics Corp.  $   37,222,500
              675,000          Goodrich Corp.       18,441,000
              600,000          Lockheed Martin
                                Corp.               41,700,000
                                                --------------
                                                    97,363,500
                                                --------------
                               AUTO MANUFACTURERS: 1.66%
            1,000,000          General Motors
                                Corp.               53,450,000
              525,000          Paccar, Inc.         23,304,750
                                                --------------
                                                    76,754,750
                                                --------------
                               AUTO PARTS & EQUIPMENT: 0.99%
              650,000    @     Lear Corp.           30,062,500
              275,000          TRW, Inc.            15,669,500
                                                --------------
                                                    45,732,000
                                                --------------
                               BANKS: 4.92%
            1,425,000          Bank of America
                                Corp.              100,263,000
              475,000          Comerica, Inc.       29,165,000
            1,000,000          National City
                                Corp.               33,250,000
            1,700,000          Wachovia Corp.       64,906,000
                                                --------------
                                                   227,584,000
                                                --------------
                               BEVERAGES: 4.37%
            1,400,000          Anheuser-Busch
                                Cos., Inc.          70,000,000
              500,000          Coca-Cola Co.        28,000,000
              800,000    @     Constellation
                                Brands, Inc.        25,600,000
            1,175,000          Pepsi Bottling
                                Group, Inc.         36,190,000
              880,000          PepsiCo, Inc.        42,416,000
                                                --------------
                                                   202,206,000
                                                --------------
                               BIOTECHNOLOGY: 0.01%
               93,500   @,@@   Crucell                 434,110
                                                --------------
                               CHEMICALS: 0.66%
              250,000          International
                                Flavors &
                                Fragrances,
                                Inc.                 8,122,500
              550,000          Rohm & Haas Co.      22,269,500
                                                --------------
                                                    30,392,000
                                                --------------
                               COMMERCIAL SERVICES: 1.88%
            4,625,000    @     Cendant Corp.        73,445,000
              500,000          Equifax, Inc.        13,500,000
                                                --------------
                                                    86,945,000
                                                --------------

       Shares                                       Value
--------------------------------------------------------------
                               COMPUTERS: 3.08%
              950,000    @     Computer
                                Sciences Corp.  $   45,410,000
            2,350,000    @     Dell Computer
                                Corp.               61,429,000
              500,000          International
                                Business
                                Machines Corp.      36,000,000
                                                --------------
                                                   142,839,000
                                                --------------
                               COSMETICS/PERSONAL CARE: 3.77%
              900,000          Kimberly-Clark
                                Corp.               55,800,000
            1,325,000          Procter &
                                Gamble Co.         118,322,500
                                                --------------
                                                   174,122,500
                                                --------------
                               DISTRIBUTION/WHOLESALE: 0.44%
              535,000    @     Tech Data Corp.      20,249,750
                                                --------------
                               DIVERSIFIED FINANCIAL
                                SERVICES: 6.30%
              625,000          Bear Stearns
                                Cos., Inc.          38,250,000
            2,975,000          Citigroup, Inc.     115,281,250
              375,000          Countrywide
                                Credit Ind,
                                Inc.                18,093,750
              750,000          Fannie Mae           55,312,500
              410,000          Freddie Mac          25,092,000
              800,000          Household
                                Intl., Inc.         39,760,000
                                                --------------
                                                   291,789,500
                                                --------------
                               ELECTRIC: 1.29%
              250,000          Cinergy Corp.         8,997,500
              650,000    @     Edison
                                International       11,050,000
              765,000          TXU Corp.            39,435,750
                                                --------------
                                                    59,483,250
                                                --------------
                               ELECTRONICS: 0.01%
               45,600   @,@@   Flextronics
                                Intl. Ltd.             325,128
                                                --------------
                               FOOD: 0.97%
            1,000,000    @     Kroger Co.           19,900,000
            1,200,000          Sara Lee Corp.       24,768,000
                                                --------------
                                                    44,668,000
                                                --------------
                               HEALTHCARE -- PRODUCTS: 5.88%
            1,000,000          Baxter Intl.,
                                Inc.                44,450,000
              335,000          Beckman
                                Coulter, Inc.       16,716,500
            1,000,000          Becton
                                Dickinson &
                                Co.                 34,450,000
            1,100,000    @     Guidant Corp.        33,253,000
            2,300,000          Johnson &
                                Johnson            120,198,000
              311,900    @     St. Jude
                                Medical, Inc.       23,033,815
                                                --------------
                                                   272,101,315
                                                --------------

       Shares                                       Value
--------------------------------------------------------------
                               HEALTHCARE -- SERVICES: 1.52%
              400,000    @     Oxford Health
                                Plans           $   18,584,000
              475,000    @     Tenet
                                Healthcare
                                Corp.               33,986,250
              225,800    @     Wellpoint
                                Health
                                Networks            17,569,498
                                                --------------
                                                    70,139,748
                                                --------------
                               HOME BUILDERS: 1.03%
              380,000          Centex Corp.         21,960,200
              500,000          KB Home              25,755,000
                                                --------------
                                                    47,715,200
                                                --------------
                               HOME FURNISHINGS: 0.57%
              400,000          Whirlpool Corp.      26,144,000
                                                --------------
                               HOUSEHOLD PRODUCTS/WARES: 0.47%
              525,000          Clorox Co.           21,708,750
                                                --------------
                               INSURANCE: 3.70%
              550,000          American Intl.
                                Group               37,526,500
              775,000          John Hancock
                                Financial
                                Services, Inc.      27,280,000
              200,000          MBIA, Inc.           11,306,000
              775,000          Metlife, Inc.        22,320,000
              400,000          MGIC Investment
                                Corp.               27,120,000
              750,000          Old Republic
                                Intl. Corp.         23,625,000
              450,000          Radian Group,
                                Inc.                21,982,500
                                                --------------
                                                   171,160,000
                                                --------------
                               INTERNET: 0.75%
            1,800,000    @     Network
                                Associates,
                                Inc.                34,686,000
                                                --------------
                               LODGING: 0.89%
              585,000          Harrah's
                                Entertainment,
                                Inc.                25,944,750
              180,000    @     Mandalay Resort
                                Group                4,962,600
            1,000,000    @     Park Place
                                Entertainment
                                Corp.               10,250,000
                                                --------------
                                                    41,157,350
                                                --------------
                               MEDIA: 2.16%
            3,600,000          AOL Time
                                Warner, Inc.        52,956,000
              600,000          Gannett Co.,
                                Inc.                45,540,000
               58,770    @@    Vivendi
                                Universal SA         1,267,563
                                                --------------
                                                    99,763,563
                                                --------------

                 See Accompanying Notes to Financial Statements

ING VP
GROWTH AND
INCOME
PORTFOLIO

      PORTFOLIO OF INVESTMENTS as of June 30, 2002 (Unaudited) (Continued)
--------------------------------------------------------------------------------


       Shares                                       Value
--------------------------------------------------------------
                               MINING: 0.78%
            1,250,000    @     Freeport-
                                McMoRan Copper
                                & Gold, Inc.    $   22,312,500
              600,000   @,@@   Inco Ltd.            13,584,000
                                                --------------
                                                    35,896,500
                                                --------------
                               MISCELLANEOUS
                                MANUFACTURING: 4.20%
              460,000          Cooper
                                Industries
                                Ltd.                18,078,000
            5,250,000          General
                                Electric Co.       152,512,500
              200,000    @     SPX Corp.            23,500,000
                                                --------------
                                                   194,090,500
                                                --------------
                               OFFICE/BUSINESS
                                EQUIPMENT: 0.47%
              550,000          Pitney Bowes,
                                Inc.                21,846,000
                                                --------------
                               OIL & GAS: 6.25%
              550,000          Amerada Hess
                                Corp.               45,375,000
              725,000          Apache Corp.         41,673,000
            2,100,000          Exxon Mobil
                                Corp.               85,932,000
            1,075,000          Marathon Oil
                                Corp.               29,154,000
            1,600,000          Occidental
                                Petroleum
                                Corp.               47,984,000
              700,000    @@    Royal Dutch
                                Petroleum Co.       38,689,000
                                                --------------
                                                   288,807,000
                                                --------------
                               OIL & GAS SERVICES: 0.36%
              500,000          Tidewater, Inc.      16,460,000
                                                --------------
                               PACKAGING & CONTAINERS: 0.33%
              650,000    @     Pactiv Corp.         15,470,000
                                                --------------
                               PHARMACEUTICALS: 6.92%
            2,100,000          Abbott
                                Laboratories        79,065,000
            1,175,000          Merck & Co.,
                                Inc.                59,502,000
            1,688,400          Mylan
                                Laboratories        52,931,340
            2,000,000          Pfizer, Inc.         70,000,000
              750,000          Pharmacia Corp.      28,087,500
            1,230,900          Schering-
                                Plough Corp.        30,280,140
                                                --------------
                                                   319,865,980
                                                --------------

       Shares                                       Value
--------------------------------------------------------------
                               RETAIL: 9.85%
              450,000    @     Autozone, Inc.   $   34,785,000
              600,000          Blockbuster,
                                Inc.                16,140,000
              785,200    @     Federated
                                Department
                                Stores              31,172,440
              850,000    @     Foot Locker,
                                Inc.                12,282,500
            1,560,000          Home Depot,
                                Inc.                57,298,800
            1,175,000          Lowe's Cos.,
                                Inc.                53,345,000
              375,000          Ross Stores,
                                Inc.                15,281,250
              950,000          Sears Roebuck
                                and Co.             51,585,000
              960,000          TJX Cos., Inc.       18,825,600
            2,350,000          Wal-Mart
                                Stores, Inc.       129,273,500
            1,205,200    @     Yum! Brands,
                                Inc.                35,252,100
                                                --------------
                                                   455,241,190
                                                --------------
                               SAVINGS & LOANS: 2.55%
            1,000,000          Golden State
                                Bancorp, Inc.       36,250,000
              775,000          Greenpoint
                                Financial
                                Corp.               38,052,500
            1,180,000          Washington
                                Mutual, Inc.        43,789,800
                                                --------------
                                                   118,092,300
                                                --------------
                               SEMICONDUCTORS: 4.46%
            5,100,000          Intel Corp.          93,177,000
              975,000    @     Kla-Tencor
                                Corp.               42,890,250
            1,600,000    @     Microchip
                                Technology,
                                Inc.                43,888,000
              900,000    @     National
                                Semiconductor
                                Corp.               26,253,000
                                                --------------
                                                   206,208,250
                                                --------------
                               SOFTWARE: 4.69%
              306,200          Automatic Data
                                Processing          13,335,010
               28,100   @,@@   Business
                                Objects SA ADR         789,610
              694,800          First Data
                                Corp.               25,846,560
              800,000    @     Fiserv, Inc.         29,368,000
            2,303,000    @     Microsoft Corp.     125,974,100
            2,250,000    @     Oracle Corp.         21,307,500
                                                --------------
                                                   216,620,780
                                                --------------

       Shares                                       Value
--------------------------------------------------------------
                               TELECOMMUNICATIONS: 5.23%
            1,250,000          BellSouth Corp.  $   39,375,000
            3,900,000    @     Cisco Systems,
                                Inc.                54,405,000
            1,100,000          SBC
                               Communications,
                                Inc.                33,550,000
              800,000    @     Utstarcom, Inc.      16,136,000
            2,450,000          Verizon
                               Communications,
                                Inc.                98,367,500
                                                --------------
                                                   241,833,500
                                                --------------
                               TOBACCO: 1.54%
            1,635,200          Philip Morris
                                Cos., Inc.          71,425,536
                                                --------------
                               TRANSPORTATION: 0.32%
              231,000          Union Pacific
                                Corp.               14,617,680
                                                --------------
                               Total Common
                                Stock (Cost
                               $4,574,064,679)   4,501,939,630
                                                --------------

      Principal
       Amount                                      Value
-------------------------------------------------------------
CORPORATE BONDS: 0.03%
                              OIL & GAS: 0.03%
     $        532,000   @     Devon Energy
                               Corp., 4.900%,
                               due 08/15/08    $      528,675
              727,000   @     Devon Energy
                               Corp., 4.950%,
                               due 08/15/08           723,365
                                               --------------
                                                    1,252,040
                                               --------------
                              Total Corporate
                               Bonds (Cost
                               $858,421)            1,252,040
                                               --------------
       Number
         of
      Warrants                                     Value
-------------------------------------------------------------
WARRANTS: 0.00%
                              DIVERSIFIED FINANCIAL
                               SERVICES: 0.00%
            1,000,000   @     Dime Bancorp,
                               Inc.                   100,000
                                               --------------
                              Total Warrants
                               (Cost
                               $326,700)              100,000
                                               --------------
                              Total Long-Term
                               Investments
                               (Cost
                              $4,575,249,800)   4,503,291,670
                                               --------------

                 See Accompanying Notes to Financial Statements

ING VP
GROWTH AND
INCOME
PORTFOLIO

      PORTFOLIO OF INVESTMENTS as of June 30, 2002 (Unaudited) (Continued)
--------------------------------------------------------------------------------


      Principal
       Amount                                          Value
-----------------------------------------------------------------
SHORT-TERM INVESTMENTS: 1.16%
                        COMMERCIAL PAPERS: 1.16%
     $34,773,000        Duke Capital Corp.,
                         2.150%, due 07/01/02      $   34,773,000
      19,000,000        General Motors Accept Co,
                         3.986%, due 08/04/03          18,927,040
                                                   --------------
                                                       53,700,040
                                                   --------------
                        Total Short-Term
                         Investments
                         (Cost $53,773,000)            53,700,040
                                                   --------------
                        TOTAL INVESTMENTS
                         IN SECURITIES
                        (COST
                        $4,629,022,800)*   98.57%  $4,556,991,710
                        OTHER ASSETS AND
                         LIABILITIES-NET    1.43%      66,046,898
                                          -------  --------------
                        NET ASSETS        100.00%  $4,623,038,608
                                          =======  ==============

@    Non-income producing security
@@   Foreign Issuer
ADR American Depository Receipt

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

                        Gross Unrealized
                         Appreciation                $  282,719,216
                        Gross Unrealized
                         Depreciation                  (354,750,306)
                                                     --------------
                        Net Unrealized
                         Depreciation                $  (72,031,090)
                                                     ==============

                 See Accompanying Notes to Financial Statements

ING VP
BOND
PORTFOLIO

            PORTFOLIO OF INVESTMENTS as of June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------


      Principal
       Amount                                         Value
----------------------------------------------------------------
CORPORATE BONDS: 20.40%
                              AEROSPACE/DEFENSE: 0.58%
    $       2,165,000         Raytheon Co.,
                               6.150%, due
                               11/01/08           $    2,222,201
            2,525,000         United
                               Technologies
                               Corp., 4.875%,
                               due 11/01/06            2,540,978
            1,035,000         United
                               Technologies
                               Corp., 7.125%,
                               due 11/15/10            1,136,575
                                                  --------------
                                                       5,899,754
                                                  --------------
                              AUTO MANUFACTURERS: 0.89%
            2,428,000         Daimler Chrysler
                               NA Holding Corp.,
                               7.200%, due
                               09/01/09                2,534,055
            2,680,000         Ford Motor Co.,
                               6.375%, due
                               02/01/29                2,183,147
            4,370,000         General Motors
                               Corp., 7.200%,
                               due 01/15/11            4,450,517
                                                  --------------
                                                       9,167,719
                                                  --------------
                              BANKS: 1.28%
            4,900,000         Bank of America
                               Corp., 6.375%,
                               due 02/15/08            5,164,531
            2,470,000         Wachovia Bank,
                               7.800%, due
                               08/18/10                2,764,669
            4,940,000         Wells Fargo & Co.,
                               6.375%, due
                               08/01/11                5,136,365
                                                  --------------
                                                      13,065,565
                                                  --------------
                              BEVERAGES: 0.62%
            3,935,000         Anheuser-Busch
                               Cos., Inc.,
                               5.625%, due
                               10/01/10                3,955,462
            2,280,000    #    Coors Brewing Co.,
                               6.375%, 05/15/12        2,346,118
                                                  --------------
                                                       6,301,580
                                                  --------------
                              BUILDING MATERIALS: 0.09%
              915,000         CRH America, Inc.,
                               6.950%, due
                               03/15/12                  962,319
                                                  --------------
                              CHEMICALS: 0.23%
            2,130,000    @@   Potash Corp. of
                               Saskatchewan,
                               7.750%, due
                               05/31/11                2,371,725
                                                  --------------
                              COMMERCIAL SERVICES: 0.26%
            2,485,000         Hertz Corp.,
                               8.250%, due
                               06/01/05                2,634,120
                                                  --------------
                              COSMETICS/PERSONAL CARE: 0.16%
            1,575,000         Colgate-Palmolive
                               Co., 5.980%, due
                               04/25/12                1,616,382
                                                  --------------

      Principal
       Amount                                         Value
----------------------------------------------------------------
                              DIVERSIFIED FINANCIAL
                               SERVICES: 6.03%
    $       2,235,000         American Express
                               Credit Corp.,
                               4.250%, due
                               02/07/05           $    2,262,705
            1,025,000         American General
                               Finance Corp.,
                               5.750%, due
                               03/15/07                1,060,667
            2,340,000         Associates Corp.
                               Of N. America,
                               6.250%, due
                               11/01/08                2,457,580
            1,795,000         Boeing Capital
                               Corp., 7.375%,
                               due 09/27/10            1,976,859
            2,890,000    #    Bombardier
                               Capital, Inc.,
                               6.125%, due
                               06/29/06                2,969,475
            1,700,000    #    Bombardier
                               Capital, Inc.,
                               7.500%, due
                               10/17/05                1,822,369
            2,395,000         Caterpillar
                               Financial
                               Services Corp.,
                               2.191%, due
                               01/31/05                2,393,934
            1,295,000         Citigroup, Inc.,
                               6.500%, due
                               01/18/11                1,346,584
            1,185,000         Citigroup, Inc.,
                               6.750%, due
                               12/01/05                1,273,887
            4,730,000         Countrywide Home
                               Loans, Inc.,
                               2.640%, due
                               10/23/06                4,734,730
            7,690,000         Ford Motor Credit
                               Co., 3.815%, due
                               10/25/04                7,705,418
              990,000         Ford Motor Credit
                               Co., 6.875%, due
                               02/01/06                1,012,835
            2,415,000         Ford Motor Credit
                               Co., 7.375%, due
                               10/28/09                2,500,015
            2,595,000         Ford Motor Credit
                               Co., 7.500%, due
                               03/15/05                2,713,864
              730,000         GE Capital Corp.,
                               5.875%, due
                               02/15/12                  722,986
            3,875,000         GE Capital Corp.,
                               6.500%, due
                               12/10/07                4,160,367
            3,995,000         General Motors
                               Acceptance Corp.,
                               7.250%, due
                               03/02/11                4,078,851
            3,320,000         General Motors
                               Acceptance Corp.,
                               7.500%, due
                               07/15/05                3,538,297
            2,010,000         Household Finance
                               Corp., 7.000%,
                               due 05/15/12            1,998,652

      Principal
       Amount                                         Value
----------------------------------------------------------------
    $       6,915,000         International
                               Lease Finance
                               Corp., 3.320%,
                               due 10/18/04       $    6,922,171
            1,610,000         Monumental Global
                               Funding II,
                               6.050%, due
                               01/19/06                1,696,758
            1,200,000         Morgan Stanley,
                               6.750%, due
                               04/15/11                1,234,427
            1,105,000         Textron Financial
                               Corp., 7.125%,
                               due 12/09/04            1,163,571
                                                  --------------
                                                      61,747,002
                                                  --------------
                              ELECTRIC: 1.06%
              590,000         FirstEnergy Corp.,
                               5.500%, due
                               11/15/06                  577,441
            2,370,000         Florida Power &
                               Light Co.,
                               6.875%, due
                               12/01/05                2,528,548
            2,685,000         Georgia Power Co.,
                               4.875%, due
                               07/15/07                2,680,785
            1,070,000    #    Oncor Electric
                               Delivery Co.,
                               6.375%, due
                               05/01/12                1,099,374
              450,000    #    Oncor Electric
                               Delivery Co.,
                               7.000%, due
                               05/01/32                  453,331
            1,720,000    #    PSEG Power LLC,
                               6.950%, due
                               06/01/12                1,729,015
            1,810,000         Wisconsin Energy
                               Corp., 5.500%,
                               due 12/01/08            1,816,784
                                                  --------------
                                                      10,885,278
                                                  --------------
                              FOOD: 0.84%
            2,485,000         Albertson's, Inc.,
                               7.500%, due
                               02/15/11                2,710,029
            1,705,000         Conagra Foods,
                               Inc., 6.750%, due
                               09/15/11                1,799,136
            1,920,000         Conagra Foods,
                               Inc., 7.500%, due
                               09/15/053               2,079,731
            2,050,000         Kraft Foods, Inc.,
                               6.500%, due
                               11/01/31                2,028,565
                                                  --------------
                                                       8,617,461
                                                  --------------
                              FOREST PRODUCTS & PAPER: 0.16%
            1,560,000    #    Weyerhaeuser Co.,
                               6.750%, due
                               03/15/12                1,615,405
                                                  --------------
                              MEDIA: 0.18%
            1,740,000         Tele-
                               Communications-
                               TCI Group,
                               9.800%, due
                               02/01/12                1,894,315
                                                  --------------
                              MINING: 0.27%
            2,500,000         Alcoa, Inc.,
                               7.375%, due
                               08/01/10                2,778,165
                                                  --------------

                 See Accompanying Notes to Financial Statements

ING VP
BOND
PORTFOLIO

      PORTFOLIO OF INVESTMENTS as of June 30, 2002 (Unaudited) (Continued)
--------------------------------------------------------------------------------


      Principal
       Amount                                         Value
----------------------------------------------------------------
                              MULTI-NATIONAL: 0.32%
    $       3,085,000    @@   Inter-American
                               Development Bank,
                               6.750%, due
                               07/15/27           $    3,253,392
                                                  --------------
                              OIL & GAS: 1.23%
              790,000         Apache Corp.,
                               6.250%, due
                               04/15/12                  815,568
            2,610,000   #,@@  Burlington
                               Resources Finance
                               Co., 5.600%, due
                               12/01/06                2,663,933
            2,515,000         Conoco Funding
                               Co., 5.450%, due
                               10/15/06                2,576,441
            3,550,000         Conoco Funding
                               Co., 6.350%, due
                               10/15/11                3,680,512
            1,245,000         Occidental
                               Petroleum Corp.,
                               5.875%, due
                               01/15/07                1,289,785
            1,535,000         Transocean, Inc.,
                               7.500%, due
                               04/15/31                1,609,624
                                                  --------------
                                                      12,635,863
                                                  --------------
                              PIPELINES: 0.61%
            1,545,000         Consolidated
                               Natural Gas Co.,
                               6.850%, due
                               04/15/11                1,607,792
            2,190,000         Duke Energy Field
                               Services, LLC,
                               7.875%, due
                               08/16/10                2,324,280
            1,175,000         Kinder Morgan
                               Energy Partners
                               LP, 6.750%, due
                               03/15/11                1,209,062
            1,205,000         Tennessee Gas
                               Pipeline Co.,
                               7.000%, due
                               10/15/28                1,082,999
                                                  --------------
                                                       6,224,133
                                                  --------------
                              REGIONAL (STATE/PROVINCE): 0.11%
              980,000    @@   Province of
                               Quebec, 7.500%,
                               due 09/15/29            1,122,126
                                                  --------------
                              RETAIL: 0.49%
            1,967,000         Sears Roebuck
                               Acceptance,
                               7.000%, due
                               06/01/32                1,884,274
            3,090,000         Target Corp.,
                               5.875%, due
                               03/01/12                3,124,939
                                                  --------------
                                                       5,009,213
                                                  --------------
                              SOVEREIGN: 3.90%
           34,919,000    @@   Bundesschatzanweisungen,
                               4.750%, due
                               12/13/02               34,596,953
            5,065,990         Small Business
                               Administration,
                               7.550%, due
                               11/01/12                5,370,961
                                                  --------------
                                                      39,967,914
                                                  --------------

      Principal
       Amount                                         Value
----------------------------------------------------------------
                              TELECOMMUNICATIONS: 0.35%
    $       4,095,000   @@,+  AT&T Canada, Inc.,
                               0/9.950%, due
                               06/15/08           $      409,500
              840,000    #    AT&T Corp.,
                               6.500%, due
                               11/15/06                  739,200
              390,000    #    AT&T Corp.,
                               8.000%, due
                               11/15/31                  306,150
            1,700,000         Sprint Capital
                               Corp., 6.000%,
                               due 01/15/07            1,324,521
              505,000    @@   TELUS Corp.,
                               7.500%, due
                               06/01/07                  453,087
              364,000    @@   Vodafone Group
                               PLC, 7.750%, due
                               02/15/10                  387,028
                                                  --------------
                                                       3,619,486
                                                  --------------
                              TEXTILES: 0.19%
            1,840,000         Mohawk Industries,
                               Inc., 7.200%, due
                               04/15/12                1,953,723
                                                  --------------
                              TRANSPORTATION: 0.55%
            3,120,000         CSX Corp., 6.750%,
                               due 03/15/11            3,272,134
            2,270,000         Norfolk Southern
                               Corp., 6.200%,
                               due 04/15/09            2,348,394
                                                  --------------
                                                       5,620,528
                                                  --------------
                              Total Corporate
                               Bonds
                                (Cost
                               $206,469,240)         208,963,168
                                                  --------------
COLLATERALIZED MORTGAGE OBLIGATIONS: 7.38%
                              AGENCIES: 5.15%
            8,200,000         Freddie Mac,
                               6.000%, due
                               12/15/31                8,049,168
           29,200,000         Freddie Mac,
                               6.000%, due
                               12/15/31               28,248,103
           16,900,000         Government
                               National Mortgage
                               Association,
                               6.000%, due
                               11/20/31               16,463,235
                                                  --------------
                                                      52,760,506
                                                  --------------

      Principal
       Amount                                         Value
----------------------------------------------------------------
                              COMMERCIAL MORTGAGE BACKED
                               SECURITIES: 1.97%
    $       5,200,000         First Union
                               National Bank,
                               6.136%, due
                               12/15/10           $    5,400,812
            7,300,000         GE Capital
                               Commercial
                               Mortgage Corp.,
                               6.531%, due
                               03/15/11                7,733,703
            2,000,000         LB-UBS Commercial
                               Mortgage Trust,
                               6.133%, due
                               12/15/30                2,064,688
            4,500,000         LB-UBS Commercial
                               Mortgage Trust,
                               7.370%, due
                               08/15/26                5,010,233
                                                  --------------
                                                      20,209,436
                                                  --------------
                              WHOLE LOAN COLLATERALIZED
                               MORTGAGE: 0.26%
            2,586,920         Bear Stearns
                               Adjustable Rate
                               Mortgage Trust,
                               6.130%, due
                               01/25/32                2,617,236
                                                  --------------
                              Total Collateralized Mortgage
                               Obligations
                                (Cost
                               $72,686,029)           75,587,178
                                                  --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 45.03%
                              FEDERAL HOME LOAN
                               MORTGAGE CORPORATION: 7.72%
           25,660,000         5.750%, due
                               01/15/12               26,363,443
           44,630,000         6.000%, due
                               07/14/29               44,504,500
            6,449,143         7.500%, due
                               11/01/28                6,799,025
            1,327,048         7.500%, due
                               12/01/12                1,407,817
                                                  --------------
                                                      79,074,785
                                                  --------------

                 See Accompanying Notes to Financial Statements

ING VP
BOND
PORTFOLIO

      PORTFOLIO OF INVESTMENTS as of June 30, 2002 (Unaudited) (Continued)
--------------------------------------------------------------------------------


      Principal
       Amount                                         Value
----------------------------------------------------------------
                              FEDERAL NATIONAL MORTGAGE
                               ASSOCIATION: 23.79%
    $       1,451,853         10.000%, due
                               02/25/19           $    1,645,747
           57,130,000         6.000%, due
                               07/01/29               56,951,469
            5,592,985         6.000%, due
                               07/01/29                5,627,397
           27,795,000         6.125%, due
                               03/15/12               29,413,475
           54,195,000         6.500%, due
                               07/01/29               55,228,065
           31,393,047         6.500%, due
                               08/01/29               32,106,777
            8,000,000         6.500%, due
                               09/25/23                8,413,994
            3,645,577         6.500%, due
                               11/01/13                3,801,616
            3,209,252         7.000%, due
                               01/01/30                3,329,041
              246,969         7.000%, due
                               02/01/26                  256,941
              361,265         7.000%, due
                               02/01/26                  375,852
              326,912         7.000%, due
                               03/01/26                  339,925
              313,028         7.000%, due
                               03/01/26                  325,488
              464,535         7.000%, due
                               03/01/26                  483,292
              530,393         7.000%, due
                               03/01/26                  551,506
              348,668         7.000%, due
                               03/01/26                  362,747
            9,216,763         7.000%, due
                               07/01/31                9,568,958
              264,888         7.000%, due
                               08/01/25                  275,584
              299,639         7.000%, due
                               10/01/25                  311,738
              152,728         7.000%, due
                               11/01/25                  158,895
              326,233         7.000%, due
                               12/01/25                  339,405
              404,335         7.000%, due
                               12/01/25                  420,662
              288,077         7.000%, due
                               12/01/25                  299,709
              777,768         7.500%, due
                               07/01/11                  825,568
           17,800,000         7.500%, due
                               07/15/32               18,673,304
            2,270,498         7.500%, due
                               10/01/30                2,384,016
            1,534,723         7.500%, due
                               11/01/30                1,611,454
            2,619,623         7.500%, due
                               11/01/30                2,750,596
            4,081,991         8.500%, due
                               01/01/25                4,401,882
            2,375,300         8.500%, due
                               11/01/23                2,564,085
                                                  --------------
                                                     243,799,188
                                                  --------------

      Principal
       Amount                                         Value
----------------------------------------------------------------
                              GOVERNMENT NATIONAL
                               MORTGAGE ASSOCIATION: 13.52%
    $         728,160         6.000%, due
                               12/20/29           $      745,893
            1,048,990         6.375%, due
                               04/20/28                1,067,383
           70,635,000         6.500%, due
                               07/15/32               72,025,662
            1,211,826         7.000%, due
                               04/15/26                1,264,503
              842,343         7.000%, due
                               04/15/26                  878,959
              868,309         7.000%, due
                               04/15/26                  906,053
            1,281,014         7.000%, due
                               04/15/26                1,336,698
           23,150,000         7.000%, due
                               07/15/32               24,025,348
           19,370,000         7.500%, due
                               07/15/32               20,423,244
            4,097,147         7.500%, due
                               11/20/30                4,312,266
           10,677,382         8.000%, due
                               12/15/17               11,522,080
                                                  --------------
                                                     138,508,089
                                                  --------------
                              Total U.S.
                               Government Agency
                               Obligations
                                (Cost
                               $451,201,502)         461,382,062
                                                  --------------
U.S. TREASURY OBLIGATIONS: 23.22%
                              U.S. TREASURY BONDS: 3.44%
           24,994,000         5.375%, due
                               02/15/31               24,474,600
              603,000         6.125%, due
                               08/15/29                  640,422
            3,468,000         6.250%, due
                               05/15/30                3,756,683
            4,920,000         8.125%, due
                               08/15/21                6,349,004
                                                  --------------
                                                      35,220,709
                                                  --------------

      Principal
       Amount                                         Value
----------------------------------------------------------------
                              U.S. TREASURY NOTES: 19.78%
    $      35,090,000         3.000%, due
                               01/31/04           $   35,318,822
          103,940,000         3.500%, due
                               11/15/06              102,088,621
            3,960,000         3.625%, due
                               03/31/04                4,021,222
            7,928,000         4.375%, due
                               05/15/07                8,037,010
            1,965,000         4.750%, due
                               02/15/04                2,032,769
            4,347,000         4.750%, due
                               05/15/08                4,426,528
           31,686,000         4.875%, due
                               02/15/12               31,804,823
            6,116,000         5.625%, due
                               05/15/08                6,527,876
              660,000         5.875%, due
                               11/15/04                  701,456
            2,698,000         6.000%, due
                               08/15/09                2,930,808
            1,385,000         6.500%, due
                               08/15/05                1,508,351
            2,934,000         6.625%, due
                               05/15/07                3,262,596
                                                  --------------
                                                     202,660,882
                                                  --------------
                              Total U.S.
                               Treasury
                                 Obligations
                                 (Cost
                                 $234,316,384)       237,881,591
                                                  --------------
                              Total Long-Term
                                 Investments
                                 (Cost
                                 $964,673,155)       983,813,999
                                                  --------------

                 See Accompanying Notes to Financial Statements

ING VP
BOND
PORTFOLIO

      PORTFOLIO OF INVESTMENTS as of June 30, 2002 (Unaudited) (Continued)
--------------------------------------------------------------------------------


      Principal
       Amount                                         Value
----------------------------------------------------------------
SHORT-TERM INVESTMENTS: 29.58%
                        COMMERCIAL PAPERS: 25.72%
     $13,235,000        Ciesco, Inc., 1.970%,
                         due 07/01/02             $   13,235,000
      40,000,000        Duke Capital Corp.,
                         2.150%, due 07/01/02         40,000,000
      31,000,000        EOG Resources, 2.250%,
                         due 07/01/02                 31,000,000
      17,000,000        Federal Farm Credit
                         Bank, 1.760%, due
                         09/03/02                     16,995,546
      12,500,000        Federal Farm Credit
                         Bank, 1.800%, due
                         08/01/02                     12,500,000
      10,000,000        Federal Farm Credit
                         Bank, 1.730%, due
                         10/01/02                     10,000,000
      12,500,000        General Motors Accept
                         Co., 3.980%, due
                         08/04/03                     12,452,000
       4,000,000        Heller Financial, Inc.,
                         4.084%, due 07/24/02          4,000,658
      20,000,000        John Deere Owner Trust,
                         2.030%, due 07/23/02         19,975,189
      35,000,000        Peco Energy Co., 2.120%,
                         due 07/01/02                 35,000,000
      17,601,000        Textron Financial Corp.,
                         2.120%, due 07/01/02         17,601,000
      18,224,000        Textron Financial Corp.,
                         2.130%, due 07/08/02         18,216,452
      32,623,000        Viacom Intl., 2.170%,
                         due 07/01/02                 32,623,000
                                                  --------------
                                                     263,598,845
                                                  --------------
                        FEDERAL NATIONAL
                         MORTGAGE ASSOCIATION:
                         2.20%
      22,500,000        2.250%, due 02/07/03          22,532,625
                                                  --------------

      Principal
       Amount                                         Value
----------------------------------------------------------------
                        STUDENT LOAN MARKETING
                         ASSOCIATION: 1.66%
     $17,000,000        1.618%, due 07/18/02      $   17,000,000
                                                  --------------
                        Total Short-Term
                         Investments
                         (Cost $303,148,529)         303,131,470
                                                  --------------
                        TOTAL
                         INVESTMENTS IN
                         SECURITIES
                         (COST
                         $1,267,821,684)* 125.61% $1,286,945,469
                        OTHER ASSETS
                         AND
                         LIABILITIES-
                         NET             -25.61%    (262,383,583)
                                         -------  --------------
                        NET ASSETS       100.00%  $1,024,561,886
                                         =======  ==============

@   Non-income producing security
@@  Foreign Issuer
# Securities purchased pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
+ Step-up basis bonds. Interest rates shown reflect current and future coupon rates.
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                        Gross Unrealized
                         Appreciation                 $23,621,490
                        Gross Unrealized
                         Depreciation                  (4,497,705)
                                                      -----------
                        Net Unrealized
                         Appreciation                 $19,123,785
                                                      ===========

Information concerning open futures contracts at June 30, 2002 is shown below:

                                  NO. OF           NOTIONAL MARKET        EXPIRATION           UNREALIZED
LONG CONTRACTS                  CONTRACTS               VALUE                DATE             GAIN/(LOSS)
--------------                  ---------               -----                ----             -----------
U.S. 2 Year Treasury Bond          349              $ 73,273,641            Sep-02            $   767,145
U.S. 5 Year Treasury Bond          475                51,025,391            Sep-02                962,469
U.S. 20 Year Treasury Bond         216                22,200,750            Sep-02                523,733
                                                    ------------                              -----------
                                                    $146,499,782                              $ 2,253,347
                                                    ============                              ===========
SHORT CONTRACTS
---------------------------
U.S. 10 Year Treasury Bond          65              $  6,970,234            Sep-02            $  (194,817)
U.S. 10 Year Treasury Bond         942               101,014,781            Sep-02             (2,499,538)
U.S. 10 Year Treasury Bond         323                34,636,703            Sep-02               (927,717)
                                                    ------------                              -----------
                                                    $142,621,718                              $(3,622,072)
                                                    ============                              ===========

                 See Accompanying Notes to Financial Statements

ING VP
MONEY
MARKET
PORTFOLIO

            PORTFOLIO OF INVESTMENTS as of June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------


      Principal
       Amount                                          Value
----------------------------------------------------------------
ASSET-BACKED SECURITIES: 63.02%
     $     39,000,000          Americredit Auto
                                Receivables
                                Trust, 1.908%,
                                due 06/12/03       $ 39,012,207
           15,881,249          Americredit Auto
                                Receivables
                                Trust, 1.920%,
                                due 03/12/03         15,881,884
            6,648,920          BMW Vehicle,
                                1.910%, due
                                05/25/03              6,650,915
           10,500,000          Carmax Auto Owner
                                Trust, 1.890%,
                                due 06/16/03         10,500,000
              975,061          Carmax Auto Owner
                                Trust, 2.001%,
                                due 11/15/02            975,110
            4,545,976          Chevy Chase Auto
                                Receivable,
                                2.038%, due
                                12/16/02              4,546,522
           25,227,162          CIT Equipment
                                Collateral Owner
                                Trust, 1.960%,
                                due 05/20/03         25,228,171
           18,298,916          CNH Equipment
                                Trust, 2.113%,
                                due 12/16/02         18,304,222
           11,750,000          Coop Association
                                of Tractor,
                                1.900%, due
                                08/28/02             11,730,613
            6,500,000          Coop Association
                                of Tractor,
                                1.950%, due
                                07/05/02              6,498,592
            6,700,000          Dealer Capital
                                Acceptance Trust,
                                Inc., 1.830%, due
                                09/09/02              6,676,159
           13,300,000          Dealer Capital
                                Acceptance Trust,
                                Inc., 1.830%, due
                                09/16/02             13,247,942
           43,922,289          DVI Receivables,
                                2.049%, due
                                05/11/03             43,931,513
            6,550,690          DVI Receivables,
                                2.220%, due
                                11/11/02              6,551,935
           11,650,000          First Union
                                National Bank,
                                2.080%, due
                                02/18/03             11,660,252
           23,959,782          Ford Credit Auto
                                Owner Trust,
                                2.010%, due
                                03/17/03             23,963,376
           31,000,000          Franklin Auto
                                Trust, 1.926%,
                                due 06/20/03         30,985,065
            4,000,000          General Electric
                                Capital Corp.,
                                8.700%, due
                                02/15/03              4,158,880

      Principal
       Amount                                          Value
----------------------------------------------------------------
     $     21,793,528          Great America
                                Leasing, 2.258%,
                                due 02/15/03       $ 21,798,214
           32,165,000          Holmes Financing
                                PLC, 2.195%, due
                                10/15/02             32,165,000
           24,439,498          Honda Auto
                                Receivables,
                                1.820%, due
                                02/15/03             24,437,299
           12,353,996          Honda Auto
                                Receivables,
                                1.950%, due
                                06/13/03             12,355,725
           43,519,955          Household Auto
                                Trust, 1.869%,
                                due 06/17/03         43,516,909
           36,984,801          Ikon Receivables,
                                LLC, 2.044%, due
                                06/15/03             36,994,047
              463,871          John Deere Owner
                                Trust, 2.190%,
                                due 11/15/02            463,894
            8,839,000          Long Laner Master
                                Trust IV, 1.870%,
                                due 08/12/02          8,819,716
           26,427,000          Long Laner Master
                                Trust IV, 2.080%,
                                due 07/01/02         26,427,000
           30,169,000          MMCA Auto Owner
                                Trust, 1.843%,
                                due 06/16/03         30,159,587
           10,884,117          MMCA Auto Owner
                                Trust, 2.009%,
                                due 03/17/03         10,885,097
              157,651          MMCA Auto Owner
                                Trust, 2.470%,
                                due 10/15/02            157,681
           13,500,000          MMKT Trust,
                                1.890%, due
                                06/03/03             13,496,882
           22,386,518          National City Auto
                                Receivables,
                                2.040%, due
                                03/15/03             22,393,234
           14,183,194          Nissan Auto
                                Receivables,
                                1.844%, due
                                02/10/03             14,182,343
           21,975,237          Nissan Auto
                                Receivables,
                                2.090%, due
                                05/09/03             21,986,445
           15,525,990          Onyx Acceptance
                                Owner, 1.850%,
                                due 02/15/03         15,525,213
           52,000,000          Permanent
                                Financing,
                                1.816%, due
                                06/10/03             52,000,000
           38,400,000    @@    Republic of
                                Argentina,
                                0.000%, due
                                10/15/02             38,219,520

      Principal
       Amount                                          Value
----------------------------------------------------------------
     $      7,028,093          UACSC Owner Trust,
                                1.880%, due
                                04/04/03           $  7,027,952
           21,799,000          Unilever Capital
                                Corp., 1.950%,
                                due 07/01/02         21,799,000
              380,187          USAA Auto Owner
                                Trust, 1.983%,
                                due 12/16/02            380,179
           48,000,000          Verizon Global
                                Funding, 1.880%,
                                due 03/18/03         47,940,816
           13,700,000          Verizon Global
                                Funding, 1.930%,
                                due 11/04/02         13,705,206
           14,000,000          WFS Financial
                                Owner Trust,
                                1.938%, due
                                05/20/03             14,001,260
           45,000,000          World Omni Auto
                                Receivable,
                                1.870%, due
                                07/15/03             45,000,000
           71,000,000          Wyeth Corp.,
                                1.889%, due
                                12/20/02             70,991,407
                                                   ------------
                               Total Asset-
                                Backed Securities
                                (Cost
                                $927,246,428)       927,332,984
                                                   ------------
BANK NOTE: 1.46%
           21,500,000          Keybank, 1.795%,
                                due 11/01/02         21,497,420
                                                   ------------
                               Total Bank Note
                                (Cost
                                $21,493,595)         21,497,420
                                                   ------------
COMMERCIAL PAPERS: 19.82%
           73,000,000          Dakota
                                Certificates--
                                Citibank Credit
                                Card Master
                                Trust, 2.050%,
                                due 07/01/02         73,000,000
           23,500,000          Duke Capital
                                Corp., 2.120%,
                                due 07/01/02         23,500,000
           24,000,000          Duke Capital
                                Corp., 2.250%,
                                due 07/31/02         23,955,000
           25,500,000          Duke Capital
                                Corp., 2.300$,
                                due 09/12/02         25,524,276
           19,000,000          General Electric
                                Capital Corp.,
                                2.130%, due
                                09/09/02             18,935,590
            5,000,000          Jefferson Smurfit
                                Finance Co.,
                                1.850%, due
                                07/24/02              4,994,090
           12,000,000          Jefferson Smurfit
                                Finance Co.,
                                1.850%, due
                                07/30/02             11,982,117
            6,000,000          Jefferson Smurfit
                                Finance Co.,
                                1.850%, due
                                08/19/02              5,984,892

                 See Accompanying Notes to Financial Statements

ING VP
MONEY
MARKET
PORTFOLIO

      PORTFOLIO OF INVESTMENTS as of June 30, 2002 (Unaudited) (Continued)
--------------------------------------------------------------------------------


      Principal
       Amount                                          Value
----------------------------------------------------------------
     $      7,000,000          Jefferson Smurfit
                                Finance Co.,
                                2.000%, due
                                07/02/02           $  6,999,611
           27,957,000          Sheffield
                                Receivables,
                                1.830%, due
                                08/12/02             27,897,312
           25,000,000          Sheffield
                                Receivables,
                                2.000%, due
                                07/01/02             25,000,000
           15,040,000    @@    Svenska
                                Handelsbanken,
                                Inc., 2.230%, due
                                09/23/02             14,977,885
           25,000,000    @@    UBS Finance, Inc.,
                                2.060%, due
                                09/23/02             24,898,500
            4,000,000    @@    UBS Finance, Inc.,
                                2.120%, due
                                09/16/02              3,985,080
                                                   ------------
                               Total Commercial
                                Papers (Cost
                                $291,438,838)       291,634,353
                                                   ------------
MEDIUM-TERM NOTES: 13.66%
           20,000,000          American Express
                                Centurion,
                                1.929%, due
                                04/29/03             20,004,200
           25,000,000          American Express
                                Credit Corp.,
                                1.691%, due
                                02/14/03             25,002,250
            8,000,000          American Honda
                                Finance, 1.890%,
                                due 08/14/02          8,000,720
            5,000,000          Bank One Corp.,
                                6.375%, due
                                10/01/02              5,054,300

      Principal
       Amount                                          Value
----------------------------------------------------------------
     $     20,000,000          Chase Manhattan
                                Auto, 1.929%, due
                                06/16/03           $ 19,990,104
           20,731,268          Chase Manhattan
                                Auto, 1.943, due
                                03/17/03             20,733,341
            7,050,000          Countrywide Home
                                Loans, 1.910%,
                                due 07/26/02          7,049,746
           17,000,000          Countrywide Home
                                Loans, 2.009%,
                                due 08/06/02         17,002,210
           15,000,000          General Electric
                                Capital Corp.,
                                0.000%, due
                                07/09/07             15,000,000
           11,000,000          Lehman Brothers
                                Holdings, Inc.,
                                2.750%, due
                                01/13/03             11,008,140
           16,189,735          Onyx Acceptance
                                Owner, 1.990%,
                                due 04/15/03         16,192,973
            7,000,000          Syndicated Loan
                                Funding, 2.000%,
                                due 12/09/02          7,000,000
           29,000,000          Syndicated Loan
                                Funding, 2.080%,
                                due 01/15/03         29,000,000
                                                   ------------
                               Total Medium-Term
                                Notes (Cost
                                $201,041,772)       201,037,984
                                                   ------------

      Principal
       Amount                                          Value
----------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS: 4.96%
     $     65,000,000   U.S. Treasury Note,
                        4.067%, due 07/15/02       $ 72,986,958
                                                   ------------
                        TOTAL U.S. GOVERNMENT
                        OBLIGATIONS (COST
                        $72,992,499)                 72,986,958
                                                   ------------

                        TOTAL INVESTMENTS IN
                         SECURITIES (COST
                         $1,514,213,132)*     102.93%  $1,514,489,699
                        OTHER ASSETS AND
                         LIABILITIES-NET       -2.93%     (43,052,679)
                                              -------  --------------
                        NET ASSETS            100.00%  $1,471,437,020
                                              =======  ==============

@@ Foreign Issuer
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                        Gross Unrealized Appreciation     $ 400,920
                        Gross Unrealized
                         Depreciation                      (124,353)
                                                          ---------
                        Net Unrealized
                         Appreciation                     $ 276,567
                                                          =========

                 See Accompanying Notes to Financial Statements

ING VP
MONEY
MARKET
PORTFOLIO

      PORTFOLIO OF INVESTMENTS as of June 30, 2002 (Unaudited) (Continued)
--------------------------------------------------------------------------------


                                   Percentage of
           Industry                 Net Assets
------------------------------------------------
Auto Manufacturing                      8.13%
Banks                                  12.70%
Electric                                4.96%
Finance -- Auto                        21.09%
Finance -- Broker                       0.75%
Finance -- Credit Cards                 1.70%
Finance -- Diversified                 23.38%
Finance -- Equipment                    8.94%
Finance -- Leasing                      1.48%
Finance -- Mortgage Loan/Banker         1.63%
Finance -- Other Services               3.59%
Mortgage and Trade Receivables          2.19%
Pharmaceuticals                         4.83%
Sovereign                               7.56%
Other Assets and Liabilities,
 Net                                   -2.93%
                                      ------
NET ASSETS                            100.00%
                                      ======

                 See Accompanying Notes to Financial Statements

                  SHAREHOLDER MEETING INFORMATION (Unaudited)
--------------------------------------------------------------------------------


A SPECIAL MEETING OF THE FORMER AETNA PORTFOLIOS WAS HELD ON FEBRUARY 20, 2002 AT 10 STATE HOUSE SQUARE, HARTFORD, CONNECTICUT 06103-3602

A BRIEF DESCRIPTION OF EACH MATTER VOTED UPON AS WELL AS THE RESULTS ARE OUTLINED BELOW:

                                                                                             SHARES VOTED
                                                                                              AGAINST OR       SHARES
                                                                          SHARES VOTED FOR     WITHHELD       ABSTAINED
                                                                          ----------------   ------------     ---------
 1.  To Approve a new Investment Management Agreement between each Fund and ING Investments, LLC.
     ING VP International Equity Portfolio                                      3,255,618          47,130         165,877
     ING VP Growth Portfolio                                                   20,605,645         451,818       1,228,601
     ING VP Small Company Portfolio                                            11,881,371         506,406       1,001,682
     ING VP Technology Portfolio                                                9,010,259         212,941         925,452
     ING VP Value Opportunity Portfolio                                        11,040,342         217,213       1,525,686
     ING VP Balanced Portfolio                                                 84,913,949       1,137,434       5,899,205
     ING VP Growth and Income Portfolio                                       206,868,321       5,063,928      13,992,469
     ING VP Bond Portfolio                                                     42,233,372         828,033       3,279,372
     ING VP Money Market Portfolio                                             57,351,861       3,522,449       3,843,206

 2.  To Approve new Sub-Advisory Agreements between ING Investments, LLC and Aeltus Investment Management, Inc.
     ING VP International Equity Portfolio                                      3,248,558          51,298         168,769
     ING VP Growth Portfolio                                                   19,513,299         985,527       1,787,238
     ING VP Small Company Portfolio                                            11,696,806         669,829       1,022,824
     ING VP Value Opportunity Portfolio                                        10,696,999         409,518       1,676,724
     ING VP Balanced Portfolio                                                 84,497,834       1,268,225       6,184,529
     ING VP Growth and Income Portfolio                                       199,952,782       5,926,199      20,045,737
     ING VP Bond Portfolio                                                     41,876,912       1,017,820       3,446,045
     ING VP Money Market Portfolio                                             57,090,335       3,732,263       3,894,918

 3.  To Approve a new Sub-Advisory Agreement between ING Investments, LLC and Elijah Asset Management, LLC for Aetna.

     ING VP Technology Portfolio                                                9,084,048         141,251         923,353

 4.  To Approve Amended and Restated Articles of Incorporation or Amended and Restated Declarations of Trust, as the case may be.

     ING VP Balanced Portfolio                                                 83,917,071       1,876,109       6,157,408
     ING VP Growth and Income Portfolio                                       204,124,576       7,114,787      14,685,355
     ING VP Bond Portfolio*                                                    41,486,464       1,570,282       3,284,031
     ING VP Money Market Portfolio*                                            56,579,186       3,903,419       4,234,911

     *Did not pass, adjourned until March 27, 2002

 5.  To Approve new Administration Agreements with ING Funds Services, LLC.

     ING VP Growth and Income Portfolio                                       201,027,823       5,719,399      19,177,496
     ING VP Bond Portfolio                                                     42,136,166         974,936       3,229,675
     ING VP Money Market Portfolio                                             56,979,294       3,748,289       3,989,933


      BROKER    TOTAL SHARES
     NON-VOTE      VOTED
     --------   ------------
 1.
       --         3,468,625
       --        22,286,064
       --        13,389,459
       --        10,148,652
       --        12,783,241
       --        91,950,588
       --       225,924,718
       --        46,340,777
       --        64,717,516
 2.
       --         3,468,625
       --        22,286,064
       --        13,389,459
       --        12,783,241
       --        91,950,588
       --       225,924,718
       --        46,340,777
       --        64,717,516
 3.
       --        10,148,652
 4.
       --        91,950,588
       --       225,924,718
       --        46,340,777
       --        64,717,516
 5.
       --       225,924,718
       --        46,340,777
       --        64,717,516

A SPECIAL MEETING OF THE FORMER AETNA PORTFOLIOS WAS HELD ON MARCH 27, 2002 AT 10 STATE HOUSE SQUARE, HARTFORD, CONNECTICUT 06103-3602

A BRIEF DESCRIPTION OF EACH MATTER VOTED UPON AS WELL AS THE RESULTS ARE OUTLINED BELOW:

                                                                                             SHARES VOTED
                                                                                              AGAINST OR       SHARES
                                                                          SHARES VOTED FOR     WITHHELD       ABSTAINED
                                                                          ----------------   ------------     ---------
 4.  To Approve Amended and Restated Articles of Incorporation or Amended and Restated Declarations of Trust, as the case may be.
     ING VP Bond Portfolio                                                     49,595,693       3,348,918       2,226,246
     ING VP Money Market Portfolio                                             74,870,211       4,447,010       4,086,157


      BROKER    TOTAL SHARES
     NON-VOTE      VOTED
     --------   ------------
 4.
       --        55,170,857
       --        83,403,378

              DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited)
--------------------------------------------------------------------------------


The business and affairs of the Portfolios are managed under the direction of the Portfolios' Board of Directors/Trustees. Information pertaining to the Directors/Trustees and Officers of the Portfolios is set forth below:

                                                    TERM OF OFFICE
                                  POSITION(S)        AND LENGTH OF        PRINCIPAL OCCUPATION(S) DURING
NAME, ADDRESS AND AGE            HELD WITH FUND       TIME SERVED              THE PAST FIVE YEARS
---------------------            --------------     --------------        ------------------------------
NON-INTERESTED DIRECTORS:

Albert E. DePrince, Jr.        Trustee              Since 1998       Director, Business and Economic Research
3029 St. Johns Drive                                                 Center, 1999 to present, and Professor
Murfreesboro, Tennessee                                              of Economics and Finance, Middle
Age: 60                                                              Tennessee State University, 1991 to
                                                                     present.

Maria T. Fighetti              Trustee              Since 1994       Associate Commissioner for Contract
325 Piermont Road                                                    Management, Health Services, New York
Closter, New Jersey                                                  City Department of Mental Health, Mental
Age: 58                                                              Retardation and Alcohol Services, 1996
                                                                     to present.

David L. Grove                 Trustee              Since 1991       Private Investor; Economic/ Financial
5 The Knoll                                                          Consultant, December 1985 to present.
Armonk, New York
Age: 83

Sidney Koch                    Trustee              Since 1994       Financial Adviser, self- employed,
455 East 86th Street                                                 January 1993 to present.
New York, New York
Age: 66

Corine T. Norgaard             Trustee              Since 1991       Dean of the Barney School of Business,
556 Wormwood Hill                                                    University of Hartford (West Hartford,
Mansfield Center, Connecticut                                        CT), August 1996 to present.
Age: 64

Richard G. Scheide             Trustee              Since 1993       Principal, LoBue Associates Inc.,
11 Lily Street                                                       October 1999 to present; Trust and
Nantucket, Massachusetts                                             Private Banking Consultant, David Ross
Age: 72                                                              Palmer Consultants, July 1991 to
                                                                     present.

INTERESTED DIRECTORS:

J. Scott Fox                   Director/Trustee     Since 1997       Chief Executive Officer (July 2001 to
10 State House Square                                                present), President (April 2001 to
Hartford, Connecticut                                                present), Director, Chief Operating
Age: 47                                                              Officer (April 1994 to present), Chief
                                                                     Financial Officer (April 1994 to July
                                                                     2001), Managing Director (April 1994 to
                                                                     April 2001), Aeltus Investment
                                                                     Management, Inc.; Executive Vice
                                                                     President (April 2001 to present),
                                                                     Director, Chief Operating Officer
                                                                     (February 1995 to present), Chief
                                                                     Financial Officer, Managing Director
                                                                     (February 1995 to April 2001), Aeltus
                                                                     Capital, Inc.; Senior Vice
                                                                     President -- Operations, Aetna Life
                                                                     Insurance and Annuity Company, March
                                                                     1997 to December 1997.

                                  NUMBER OF
                                  PORTFOLIOS
                                   IN FUND
                                   COMPLEX             OTHER DIRECTORSHIPS
                                 OVERSEEN BY                 HELD BY
NAME, ADDRESS AND AGE          DIRECTOR/TRUSTEE          DIRECTOR/TRUSTEE
---------------------          ----------------        -------------------
NON-INTERESTED DIRECTORS:
Albert E. DePrince, Jr.            50             --
3029 St. Johns Drive
Murfreesboro, Tennessee
Age: 60
Maria T. Fighetti                  50             --
325 Piermont Road
Closter, New Jersey
Age: 58
David L. Grove                     50             --
5 The Knoll
Armonk, New York
Age: 83
Sidney Koch                        50             --
455 East 86th Street
New York, New York
Age: 66
Corine T. Norgaard                 50             --
556 Wormwood Hill
Mansfield Center, Connecticut
Age: 64
Richard G. Scheide                 50             --
11 Lily Street
Nantucket, Massachusetts
Age: 72
INTERESTED DIRECTORS:
J. Scott Fox                       50             Mr. Fox serves as Director of
10 State House Square                             the Board of IPC Financial
Hartford, Connecticut                             Network, Inc. (January 2001 to
Age: 47                                           present).

              DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited)
--------------------------------------------------------------------------------


                                                    TERM OF OFFICE
                                  POSITION(S)        AND LENGTH OF        PRINCIPAL OCCUPATION(S) DURING
NAME, ADDRESS AND AGE            HELD WITH FUND       TIME SERVED              THE PAST FIVE YEARS
---------------------            --------------     --------------        ------------------------------
INTERESTED DIRECTORS:
Thomas J. McInerney            Director/Trustee     April 2002 to    Chief Executive Officer, ING U.S.
7337 E. Doubletree Ranch Rd.                        Present          Financial Services (September 2001 to
Scottsdale, AZ 85258                                                 present) and a member of ING Americas
Age: 45                                                              Executive Committee (2001 to present);
                                                                     President, Chief Executive Officer and
                                                                     Director of Northern Life Insurance
                                                                     Company (2001 to present); and President
                                                                     and Director of Aetna Life Insurance and
                                                                     Annuity Company (1997 to present), Aetna
                                                                     Retirement Holdings, Inc. (1997 to
                                                                     present), Aetna Investment Adviser
                                                                     Holding Company (2000 to present), and
                                                                     Aetna Retail Holding Company (2000 to
                                                                     present). Mr. McInerney was formerly
                                                                     General Manager and Chief Executive
                                                                     Officer of ING Worksite Division
                                                                     (December 2000 to October 2001);
                                                                     President of Aetna Financial Services
                                                                     (August 1997 to December 2000); Head of
                                                                     National Accounts and Core Sales and
                                                                     Marketing for Aetna U.S. Healthcare
                                                                     (April 1996 to March 1997); Head of
                                                                     Corporate Strategies for Aetna Inc.
                                                                     (July 1995 to April 1996) and has held a
                                                                     variety of line and corporate staff
                                                                     positions since 1978.

                                  NUMBER OF
                                  PORTFOLIOS
                                   IN FUND
                                   COMPLEX             OTHER DIRECTORSHIPS
                                 OVERSEEN BY                 HELD BY
NAME, ADDRESS AND AGE          DIRECTOR/TRUSTEE          DIRECTOR/TRUSTEE
---------------------          ----------------        -------------------
INTERESTED DIRECTORS:
Thomas J. McInerney                156            Mr. McInerney serves as a
7337 E. Doubletree Ranch Rd.                      Director/Trustee of Aeltus
Scottsdale, AZ 85258                              Investment Management, Inc.
Age: 45                                           (1997 to present); each of the
                                                  Aetna Funds (April 2002 to
                                                  present); the Ameribest Life
                                                  Insurance Co. (2001 to
                                                  present); Equitable Life
                                                  Insurance Co. (2001 to
                                                  present); First Columbine Life
                                                  Insurance Co. (2001 to
                                                  present); Golden American Life
                                                  Insurance Co. (2001 to
                                                  present); Life Insurance
                                                  Company of Georgia (2001 to
                                                  present); Midwestern United
                                                  Life Insurance Co. (2001 to
                                                  present); ReliaStar Life
                                                  Insurance Co. (2001 to
                                                  present); Security Life of
                                                  Denver (2001 to present);
                                                  Security Connecticut Life
                                                  Insurance Co. (2001 to
                                                  present); Southland Life
                                                  Insurance Co. (2001 to
                                                  present); USG Annuity and Life
                                                  Company (2001 to present); and
                                                  United Life and Annuity
                                                  Insurance Co. Inc (March 2001
                                                  to present), and a Trustee of
                                                  the GCG Trust (February 2002
                                                  to present). Mr. McInerney is
                                                  a member of the Board of the
                                                  National Commission on
                                                  Retirement Policy; the
                                                  Governor's Council on Economic
                                                  Competitiveness and Technology
                                                  of Connecticut; the Board of
                                                  Directors of the Connecticut
                                                  Business and Industry
                                                  Association; the Board of
                                                  Trustees of the Bushnell; the
                                                  Board for the Connecticut
                                                  Forum; and the Board of the
                                                  Metro Hartford Chamber of
                                                  Commerce; and is Chairman of
                                                  Concerned Citizens for
                                                  Effective Government.

              DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited)
--------------------------------------------------------------------------------


                                                    TERM OF OFFICE
                                  POSITION(S)        AND LENGTH OF        PRINCIPAL OCCUPATION(S) DURING
NAME, ADDRESS AND AGE            HELD WITH FUND       TIME SERVED              THE PAST FIVE YEARS
---------------------            --------------     --------------        ------------------------------
OFFICERS:

James M. Hennessy              President, Chief     March 2002 to    President and Chief Executive Officer of
7337 E. Doubletree Ranch Rd.   Executive Officer,   Present (for     ING Capital Corporation, LLC, ING Funds
Scottsdale, AZ 85258           and Chief            the ING Funds)   Services, LLC, ING Advisors, Inc., ING
Age: 52                        Operating Officer                     Investments, LLC, Lexington Funds
                                                                     Distributor, Inc., Express America T.C.
                               President, Chief     February 2001    Inc. and EAMC Liquidation Corp. (since
                               Executive Officer,   to March 2002    December 2001); Executive Vice President
                               and Chief            (for the         and Chief Operating Officer of ING
                               Operating Officer    Pilgrim Funds)   Quantitative Management, Inc. (since
                                                                     October 2001) and ING Funds Distributor,
                               Chief Operating                       Inc. (since June 2000). Formerly, Senior
                               Officer              July 2000 to     Executive Vice President (June 2000 to
                                                    February         December 2000) and Secretary (April 1995
                                                    2001(for the     to December 2000) of ING Capital
                                                    Pilgrim Funds)   Corporation, LLC, ING Funds Services,
                                                                     LLC, ING Investments, LLC, ING Advisors,
                                                                     Inc., Express America T.C. Inc., and
                                                                     EAMC Liquidation Corp.; and Executive
                                                                     Vice President, ING Capital Corporation,
                                                                     LLC and its affiliates (May 1998 to June
                                                                     2000) and Senior Vice President, ING
                                                                     Capital Corporation, LLC and its
                                                                     affiliates (April 1995 to April 1998).

Stanley D. Vyner               Executive Vice       March 2002 to    Executive Vice President of ING
7337 E. Doubletree Ranch Rd.   President            Present (for     Advisors, Inc. and ING Investments, LLC
Scottsdale, AZ 85258                                the ING Funds)   (since July 2000) and Chief Investment
Age: 51                                                              Officer of the International Portfolios,
                               Executive Vice       July 1996 to     ING Investments, LLC (since July 1996).
                               President            March 2002 (for  Formerly, President and Chief Executive
                                                    the              Officer of ING Investments, LLC (August
                                                    international    1996 to August 2000).
                                                    portfolios of
                                                    the Pilgrim
                                                    Funds)

Mary Lisanti                   Executive Vice       March 2002 to    Executive Vice President of ING
7337 E. Doubletree Ranch Rd.   President            Present (for     Investments, LLC and ING Advisors, Inc.
Scottsdale, AZ 85258                                the ING Funds)   (since November 1999) and of ING
Age: 45                                                              Quantitative Management, Inc. (since
                               Executive Vice       May 1998 to      July 2000); Chief Investment Officer of
                               President            March 2002 (for  the Domestic Equity Portfolios, ING
                                                    the domestic     Investments, LLC (since 1999). Formerly,
                                                    equity           Executive Vice President and Chief
                                                    portfolios of    Investment Officer for the Domestic
                                                    the Pilgrim      Equity Portfolios of Northstar
                                                    Funds)           Investment Management Corporation, whose
                                                                     name changed to Pilgrim Advisors, Inc.
                                                                     and subsequently became part of ING
                                                                     Investments, LLC (May 1998 to October
                                                                     1999); Portfolio Manager with Strong
                                                                     Capital Management (May 1996 to 1998); a
                                                                     Managing Director and Head of Small- and
                                                                     Mid-Capitalization Equity Strategies at
                                                                     Bankers Trust Corp. (1993 to 1996).

Michael J. Roland              Executive Vice       March 2002 to    Executive Vice President, Chief
7337 E. Doubletree Ranch Rd.   President,           Present (for     Financial Officer and Treasurer of ING
Scottsdale, AZ 85258           Assistant            the ING Funds)   Funds Services, LLC, ING Funds
Age: 43                        Secretary and                         Distributor, Inc., ING Advisors, Inc.,
                               Principal                             ING Investments, LLC, ING Quantitative
                               Financial Officer                     Management, Inc., Lexington Funds
                                                                     Distributor, Inc., Express America T.C.
                               Senior Vice          June 1998 to     Inc. and EAMC Liquidation Corp. (since
                               President and        March 2002 (for  December 2001). Formerly, Senior Vice
                               Principal            the Pilgrim      President, ING Funds Services, LLC, ING
                               Financial Officer    Funds)           Investments, LLC, and ING Funds
                                                                     Distributor, Inc. (June 1998 to December
                                                                     2001) and Chief Financial Officer of
                                                                     Endeavor Group (April 1997 to June
                                                                     1998).

Ralph G. Norton III            Senior Vice          March 2002 to    Senior Vice President of ING Investment
7337 E. Doubletree Ranch Rd.   President            Present (for     Advisors, Inc. and ING Investments, LLC
Scottsdale, AZ 85258                                the ING Funds)   (since October 2001) and Chief
Age: 42                                                              Investment Officer of the Fixed Income
                               Senior Vice          August 2001 to   Portfolios, ING Investments, LLC (since
                               President            March 2002 (for  October 2001). Formerly, Senior Market
                                                    the fixed        Strategist, Aeltus Investment
                                                    income           Management, Inc. (January 2001 to August
                                                    portfolios of    2001) and Chief Investment Officer, ING
                                                    the Pilgrim      Investments, LLC (1990 to January 2001).
                                                    Funds)

              DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited)
--------------------------------------------------------------------------------


                                                    TERM OF OFFICE
                                  POSITION(S)        AND LENGTH OF        PRINCIPAL OCCUPATION(S) DURING
NAME, ADDRESS AND AGE            HELD WITH FUND       TIME SERVED              THE PAST FIVE YEARS
---------------------            --------------     --------------        ------------------------------
OFFICERS:
Robert S. Naka                 Senior Vice          March 2002 to    Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.   President and        Present (for     Secretary of ING Funds Services, LLC,
Scottsdale, AZ 85258           Assistant            the ING Funds)   ING Funds Distributor, Inc., ING
Age: 38                        Secretary                             Advisors, Inc., ING Investments, LLC,
                                                                     ING Quantitative Management, Inc. (since
                               Senior Vice          November 1999    October 2001) and Lexington Funds
                               President and        to March 2002    Distributor, Inc. (since December 2001).
                               Assistant            (for the         Formerly, Vice President, ING
                               Secretary            Pilgrim Funds)   Investments, LLC (April 1997 to October
                                                                     1999), ING Funds Services, LLC (February
                               Assistant                             1997 to August 1999) and Assistant Vice
                               Secretary            July 1994 to     President, ING Funds Services, LLC
                                                    November 1999    (August 1995 to February 1997).
                                                    (for the
                                                    Pilgrim Funds)

Robyn L. Ichilov               Vice President and   March 2002 to    Vice President of ING Funds Services,
7337 E. Doubletree Ranch Rd.   Treasurer            Present (for     LLC (since October 2001) and ING
Scottsdale, AZ 85258                                the ING Funds)   Investments, LLC (since August 1997);
Age: 34                                                              Accounting Manager, ING Investments, LLC
                               Vice President and   May 1998 to      (since November 1995).
                               Treasurer            March 2002 (for
                                                    the Pilgrim
                                                    Funds)
                               Vice President
                                                    November 1997
                                                    to May 1998
                                                    (for the
                                                    Pilgrim Funds)

Kimberly A. Anderson           Vice President and   March 2002 to    Vice President for ING Quantitative
7337 E. Doubletree Ranch Rd.   Secretary            Present (for     Management, Inc. (since October 2001);
Scottsdale, AZ 85258                                the ING Funds)   Vice President and Assistant Secretary
Age: 37                                                              of ING Funds Services, LLC, ING Funds
                                                    February 2001    Distributor, Inc., ING Advisors, Inc.,
                                                    to March 2002    ING Investments, LLC (since October
                                                    (for the         2001) and Lexington Funds Distributor,
                                                    Pilgrim Funds)   Inc. (since December 2001). Formerly,
                                                                     Assistant Vice President of ING Funds
                                                                     Services, LLC (November 1999 to January
                                                                     2001) and has held various other
                                                                     positions with ING Funds Services, LLC
                                                                     for more than the last five years.

      INVESTMENT MANAGER

      ING Investments, LLC
      7337 E. Doubletree Ranch Road
      Scottsdale, Arizona 85258

      ADMINISTRATOR

      ING Funds Services, LLC
      7337 E. Doubletree Ranch Road
      Scottsdale, Arizona 85258

      DISTRIBUTOR

      ING Funds Distributor, Inc.
      7337 E. Doubletree Ranch Road
      Scottsdale, Arizona 85258
      1-800-992-0180

      TRANSFER AGENT

      DST Systems, Inc.
      P.O. Box 419368
      Kansas City, Missouri 64141-6368

      CUSTODIANS

      State Street Bank & Trust
      801 Pennsylvania Avenue
      Kansas City, Missouri 64105

      Brown Brothers Harriman
      40 Water Street
      Boston, Massachusetts 02109-3661

      LEGAL COUNSEL

      Dechert
      1775 Eye Street, N.W.
      Washington, D.C. 20006

      INDEPENDENT AUDITORS

      KPMG LLP
      99 High Street
      Boston, MA 02110-2371

      Contact your investment professional, or call (800) 992-0180 for a current ING Funds prospectus. The prospectuses contain more complete information on all charges, fees, risks and expenses. Please read the prospectus carefully before investing or sending money.


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                                                          AVPSAR063002 -- 081502